                                           OMB APPROVAL
                                           OMB Number: 3235-0570
                                           Expires: November 30, 2005
                                           Estimated average burden
                                           hours per response. . . . . . . 5.0

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-04193
                                  ----------------------------------------------
                                    RSI RETIREMENT TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
         317 MADISON AVENUE   NEW YORK, NY                              10017
--------------------------------------------------------------------------------
               (Address of principal executive offices)               (Zip code)
         317 MADISON AVENUE   NEW YORK, NY                         10017
--------------------------------------------------------------------------------
                     (Name and address of agent for service)
Registrant's telephone number, including area code:    800-772-3615
                                                   -----------------------------

Date of fiscal year end:       SEPTEMBER 30, 2003
                        ----------------------------------

Date of reporting period:      SEPTEMBER 30, 2003
                        ----------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[GRAPHIC]

ANNUAL REPORT

RSI RETIREMENT TRUST

CORE EQUITY FUND
VALUE EQUITY FUND
EMERGING GROWTH EQUITY FUND
INTERNATIONAL EQUITY FUND
ACTIVELY MANAGED BOND FUND
INTERMEDIATE-TERM BOND FUND
SHORT-TERM INVESTMENT FUND

SEPTEMBER 30, 2003

[RETIREMENT SYSTEM GROUP INC.(R) LOGO]
BROKER/DEALER:
RETIREMENT SYSTEM
DISTRIBUTORS INC.

317 MADISON AVENUE
NEW YORK, NY 10017-5201
800-772-3615

www.rsgroup.com

TABLE OF CONTENTS

President's Message                                                                        1
Investment Review                                                                          2
Combined Financial Statements                                                              8
    Financial Statements of Investment Funds                                              20
    Core Equity Fund                                                                      20
    Value Equity Fund                                                                     27
    Emerging Growth Equity Fund                                                           30
    International Equity Fund                                                             34
    Actively Managed Bond Fund                                                            38
    Intermediate-Term Bond Fund                                                           43
    Short-Term Investment Fund                                                            48
Notes to Financial Statements                                                             51
Report of Independent Auditors                                                            62
Annual Meeting Results                                                                    63
Officers, Consultants, Investment Managers,
  Custodian, Distributor, Transfer Agent, Independent Auditors and Counsel                66
About the Fund's Trustees and Senior Officers                                             67

[LOGO]
is a registered trademark of retirement System Group Inc.

ANY OPINIONS OR PROJECTIONS IN THIS REPORT ARE SUBJECT TO CHANGE WITHOUT NOTICE AND ARE NOT INTENDED AS INDIVIDUAL INVESTMENT ADVICE. THE INFORMATION CONTAINED HEREIN SHALL NOT BE CONSTRUED TO BE OR CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO BUY UNITS IN THE RSI RETIREMENT TRUST. SALES OF UNITS IN THE TRUST MAY BE MADE ONLY IN THOSE STATES WHERE SUCH UNITS ARE EXEMPT FROM REGISTRATION OR HAVE BEEN QUALIFIED FOR SALE. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

PRESIDENT'S MESSAGE

To Our Unitholders:

     It appears that one of the worst bear markets in equity investments in our history may have ended earlier this year. That is our hope and our belief. Of course, the bear market was the result of the steep economic downturn that began in year 2000. It accelerated with the September 11th attack and has stubbornly withstood several false starts toward recovery. Now, it seems that the economy is finally gaining the strength necessary to provide a foundation for a healthier stock market.

     The economic problems and the related loss of market value in equity investments caused havoc with the funding and expensing requirements of defined benefit plans of sponsoring companies throughout the country. In most cases, they had to make substantial cash contributions to keep their plans afloat and show increased expenses and liabilities on their corporate income statements and balance sheets, respectively. As is evident, the only way to accumulate assets for pension funding is through contributions or through positive investment returns. Accordingly, the large increase in investment returns since April 2003 is welcomed by all those worried about underfunded defined benefit pension plans. We trust that the gains made will be sustainable in a healthier economy.

     RSI Retirement Trust's investment program for qualified defined benefit plans has, once again, been validated by events. Defined benefit plans using the Trust's asset allocation service participate in a disciplined approach which requires active rebalancing according to established ranges among the various categories of investment vehicles. We believe that strict adherence to our pre-established disciplines is prudent and will enhance long term investment performance.

     For the most part, the Trust's funds are included in a broad array of investment offerings in 401(k) and other defined contribution plans provided through Retirement System Group Inc. In these plans, however, plan participants are responsible for their own asset allocation. Periodically, participants need to review their investment strategies and account balances to ensure they keep within their retirement planning goals.

     The backbone of any investment program is, of course, good performance by the investment vehicles underlying the program. In this regard, the fiscal year ended September 30, 2003 saw the management of the Trust's various equity investment vehicles substantially restructured for the express purpose of improving investment performance. Two new subadvisors for the Emerging Growth Equity Fund were named on October 2, 2002 when Batterymarch Financial Management, Inc. and Neuberger Berman Management Inc. replaced Retirement System Investors Inc. and HLM Management Company, Inc. Additionally, commencing September 15, 2003, two new investment managers-Dresdner RCM Global Investors LLC and Northern Trust Investments, N.A.-were named for the Core Equity Fund to replace Retirement System Investors Inc.

     Please feel free to contact me at (212) 503-0101 if you have any questions about this Annual Report or any aspect of RSI Retirement Trust. I thank all unitholders for your continued support.

                                          Sincerely,

                                          /s/ William Dannecker

                                          William Dannecker
                                          President and Trustee
                                          November 17, 2003

INVESTMENT REVIEW

EQUITY MARKET ENVIRONMENT

     The equity markets began fiscal year 2003 in the midst of one of the worst bear markets in recent history. The S&P 500 Index was down over 20% in each of the previous two fiscal years and was down over 44%, cumulatively from its March 2000 record high. The economic and political picture at the time looked particularly dismal. President Bush's speech to the United Nations in September of 2002 made it clear that the United States would act alone, if necessary, in order to deal with Iraq. The uncertainty of a potential conflict caused many corporations to postpone or cancel capital spending projects, and the economic recovery many had hoped for, seemed to be on hold. The market continued its downward trend as the S&P 500 Index fell to its lowest point in 5 years on October 10th of 2002. It rallied back briefly, but it became increasingly clear that the main focus of the market was the coming war with Iraq. As war approached, fear again took hold of the market, and for each of the three months before the war began (December to March), the market posted negative results. Uncertainties concerning the length of the war, number of casualties, potential use of weapons of mass destruction and the increased possibilities of a terrorist act in the U.S. seemed to far outweigh any fundamental reasons to invest in stocks, such as low valuations. However, in hindsight, it was probably one of the best times to invest, as the market began a powerful rally nearly as soon as the war began. As signs of an overwhelming victory began to emerge and uncertainties gave way, the market rallied.

     With the end of major conflicts in Iraq in March 2003, investors focused on the economy and corporate profits. Although not operating at its full potential, the economy definitely turned more positive over the second half of the fiscal year. Real gross domestic product accelerated in the final two quarters, manufacturers started to see increases in orders, capacity utilization began to rise, and inventories ended the fiscal year in excellent shape. In addition, corporations benefited from record low interest rates, massive amounts of fiscal stimulus in the form of tax relief and huge productivity gains. The consumer also remained very resilient, as housing, auto and retail sales have continued to remain very strong. Record low interest rates allowed homeowners to take equity out of their homes at very attractive rates and gave the economy some added stimulus. The combination of these events has led to record levels of corporate profits, and the market has responded. For the one-year period ended September 30, 2003, the S&P 500 Index (an unmanaged representative index of the broad equity market) advanced 24.40%, the NASDAQ Composite Index soared 53.16% and the Dow Jones Industrial Average (a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ) returned 25.08%.

     The best performing area of the market for the fiscal year were small growth stocks, which typically outperform in an economic recovery. The Russell 2000(R) Growth Index, a measure of small capitalization growth stocks, returned 41.70%, far outpacing the Russell 1000(R) Growth Index, a measure of the largest growth stocks, which returned 25.91%. Similarly, small value stocks outpaced large value stocks, again typical in an economic recovery as investors tend to become less risk averse and are willing to invest in smaller, less established companies. The Russell 2000(R) Value Index, which measures small capitalization, value-oriented stocks, returned 31.66% while the Russell 1000(R) Value Index, a measure of large value stocks, returned 24.37%. Those investing outside of the U.S. also benefited from the global recovery as the MSCI EAFE Index, designed to measure developed market equity performance and representing more than 1,000 non-U.S. stocks in over 20 countries, returned 26.01% for the one-year ended September 30, 2003.

     In summary, the equity markets rallied back from depressed levels and posted some excellent results in fiscal year 2003. Retirement System Investors Inc. ("RSI") believes going forward, future gains will be driven by confidence that the economic picture is improving and corporate earnings will continue to grow. While there are concerns in the market about the recent weakness in the dollar, deficits and trade imbalances, overall optimism seems to outweigh these concerns at the moment.

RSI RETIREMENT TRUST CORE EQUITY FUND

     The Core Equity Fund seeks capital appreciation over the long term. The Fund invests in a broadly diversified group of high quality, medium-to-large companies which the managers believe to be reasonably valued relative to their earnings growth potential.

     For the portion of fiscal year 2003 through September 14th, RSI managed the Core Equity Fund. Effective September 15, 2003, Dresdner RCM Global Investors LLC, and Northern Trust Investments, N.A. assumed management of the Fund.

PORTFOLIO COMMENTARY

     The Core Equity Fund returned 16.02% for the one-year period through September 30, 2003 versus 24.40% for the S&P 500 Index. The Fund's performance was negatively impacted by overweights in the Healthcare and Energy sectors. While each of these sectors posted positive absolute performance for the fiscal year, they lagged the overall market's gains. The Fund reduced its weightings in these sectors as the year progressed and invested in more economically sensitive areas, such as Technology. This strategy benefited the Fund's performance due to strong results from companies such as Intel Corporation and Cisco Systems, Inc.

     The Fund's performance was also hindered by its underweight in the Financial sector at the start of the year, relative to the S&P 500 Index. The Fund increased its exposure to the Financial stocks as signs of an economic recovery began to emerge along with an increase in capital markets activity. Shares of brokers, such as Bear Stearns Companies, Inc. and Lehman Brothers Holdings, performed exceptionally well during the year. However, the Fund's largest financial holding for most of the year, American International Group, Inc., the largest insurance company in the U.S., posted only a small gain and lagged the overall sector.

     The Fund benefited from its exposure to the Industrial sector, and companies such as United Technologies Corporation and FedEx Corporation were strong contributors to performance. RSI believes that both of these companies should benefit greatly in a strong economic recovery and should see earnings accelerate over the next few years.

[CHART]

CORE EQUITY FUND VS. S&P 500 INDEX

                  CORE EQUITY     S&P 500
                  FUND:           INDEX:
1993              $   10,000      $   10,000
1994              $   10,313      $   10,370
1995              $   13,543      $   13,446
1996              $   16,402      $   16,194
1997              $   22,067      $   22,739
1998              $   23,024      $   24,802
1999              $   30,821      $   31,690
2000              $   34,236      $   35,902
2001              $   23,252      $   26,345
2002              $   17,629      $   20,948
2003              $   20,453      $   26,059

                                GROWTH OF $10,000

                  CORE EQUITY FUND         S&P 500 INDEX
1 year                $   11,602             $   12,440
3 years               $    5,974             $    7,258
5 years               $    8,883             $   10,507
10 years              $   20,453             $   26,059

                               CUMULATIVE RETURNS

1 year                     16.02%                 24.40%
3 years                   -40.26%                -27.42%
5 years                   -11.17%                  5.07%
10 years                  104.53%                160.59%

                             AVERAGE ANNUAL RETURNS

1 year                     16.02%                 24.40%
3 years                   -15.78%                -10.13%
5 years                    -2.34%                  0.99%
10 years                    7.42%                 10.05%

PERFORMANCE RESULTS

     The Core Equity Fund returned 16.02% for the one-year period ended September 30, 2003 and significantly trailed the S&P 500 Index, which returned 24.40% for the same period. (All market index results that appear in this report are gross, since expenses are not applicable.) For the three-, five- and ten-year periods ended September 30, 2003, the Fund posted average annual returns of -15.78%, -2.34% and 7.42%, respectively, in each instance lagging the S&P 500 Index which returned -10.13%, 0.99% and 10.05% per annum,

[SIDENOTE]

[CHART]

                            MEASURING RISK AND RETURN

                       CORE EQUITY FUND VS. S&P 500 INDEX

                        For 10-Year Period Ended 9/30/03

                   CORE           S&P
                  EQUITY          500
                   FUND          INDEX
RETURN              7.42%        10.05%
RISK               16.83%        15.73%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY STANDARD DEVIATION) OF THE CORE EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/03. THE S&P 500 INDEX REFLECTS THE PERFORMANCE OF THE BROAD EQUITY MARKET AND IS A MARKET INDEX BENCHMARK FOR THE FUND.

STANDARD DEVIATION IS A STATISTICAL MEASURE OF VOLATILITY OFTEN USED AS A MEASURE OF RISK. IN GENERAL, THE GREATER THE STANDARD DEVIATION, THE GREATER THE TENDENCY TO VARY FROM THE AVERAGE ANNUAL TOTAL RETURN. BY COMPARING THE MAGNITUDE OF THE STANDARD DEVIATIONS, THE RELATIVE VOLATILITY OF EACH INVESTMENT CAN BE DETERMINED. A LOWER STANDARD DEVIATION REFLECTS LOWER VOLATILITY.

respectively, for the same periods. For the one-year period ended September 30, 2003, the Fund's return of 16.02% underperformed the 20.88% return of the Lipper Large-Cap Core Funds Average, its peer group performance comparison benchmark. For the three-, five- and ten-year periods, the Fund experienced annualized returns of -15.78%, -2.34% and 7.42%, respectively, while the Lipper benchmark posted average annual returns of -12.32%, -0.01% and 7.84%. Past performance is not a guarantee of future results.

CORE EQUITY FUND VS. LIPPER LARGE-CAP CORE FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2003

                                                             AVERAGE ANNUALIZED
                                                        -----------------------------
                                            1 YEAR      3 YEARS    5 YEARS   10 YEARS
                                            ------      -------    -------   --------
CORE EQUITY FUND(1)                         16.02%      -15.78%    -2.34%     7.42%
Lipper Large-Cap Core Funds Avg.(2)         20.88       -12.32     -0.01      7.84

(1). All performance results shown are net of management fees and all related investment expenses.

(2). Lipper Large-Cap Core Funds grouping which represents funds that invest in large companies, with wide latitude in the type of shares they buy. On average, the price-to-earnings ratios, price-to-book ratios, and three-year earnings growth are in line with those of the U.S. diversified large-cap funds' universe average. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other that sales charges and redemption fees.

RSI RETIREMENT TRUST VALUE EQUITY FUND

     The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with a below-average price-to-earnings (P/E) ratio and above-average growth prospects. The portfolio typically has a dividend yield that is higher than the market itself. The aim of the portfolio manager, RSI, is to produce above-market returns by choosing stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time.

PORTFOLIO COMMENTARY

     The Value Equity Fund returned 17.95% for fiscal year 2003 versus 24.37% for the Russell 1000(R) Value Index. The Fund invests in mostly large capitalization, high quality companies with stable and consistent earnings, a strategy that has performed well over the last few years. However, this fiscal year marked a sharp reversal in the market as investors were eager to invest in companies and industries more leveraged to an economic recovery while avoiding those with less economic sensitivity. This reversal was evident when comparing the dramatic outperformance of the cyclical sectors of the market, such as Technology, up over 70%, to the performance of more defensive sectors such as Consumer Staples, up 8%, to Healthcare, up 14%. Throughout the year, the Fund had a more defensive posture, which accounted for much of its underperformance of the Index.

     The Fund's performance benefited from its weighting in Financials, which comprised over one third of the portfolio until mid-July. JP Morgan Chase and Citigroup were the Value Equity Fund's top holdings in this sector. Both stocks rebounded sharply during the fiscal year as investors looked to an eventual recovery in the capital markets, an increase in commercial loans and a decrease in credit losses. The strong mortgage businesses of both companies helped on the consumer side of their businesses. The Fund maintained its large exposure to this sector throughout the past twelve-months with the belief that low interest rates and attractive valuations offered a very good risk reward profile.

     The Fund had a slight overweight in the Technology sector relative to the Russell 1000(R) Value Index which also benefited performance. This sector was by far the best performing area of the market during the last year.

     The Energy sector also posted decent gains, especially evident in companies involved in the exploration and production of natural gas. RSI believes this sector offers tremendous potential growth over the next few years due to an increasing demand for energy, particularly for natural gas in North America. This sector comprised over 14% of the Fund throughout the year, second only to Financials in terms of weighting. While most of the stocks

[SIDENOTE]

[CHART]

                            MEASURING RISK AND RETURN

                              VALUE EQUITY FUND VS.
                           RUSSELL 1000(R) VALUE INDEX

                        For 10-Year Period Ended 9/30/03

                     VALUE             RUSSELL
                    EQUITY             1000(R)
                     FUND            VALUE INDEX
RETURN              11.07%             10.37%
RISK                15.04%             14.61%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE VALUE EQUITY FUND AND THE RUSSELL 1000(R) VALUE INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/03. THE RUSSELL 1000(R) VALUE INDEX IS A MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.

performed well and posted positive results, on a relative basis versus the Index, this sector lagged the overall market by several percentage points, negatively impacting performance.

     Performance results in the Fund's holdings in the Telecom Sector were mixed. Shares of the Regional Bell Operating Companies, such as SBC Communications and Verizon Communications, Inc., were negatively affected by a recent FCC ruling that would increase competitive pressures. In contrast, companies such as Nextel Communications, a wireless operator, nearly doubled over the year.

     Looking ahead, the Value Equity Fund will continue to invest in high quality companies selling at reasonable valuations. The manager recently increased the Fund's weighting in the Basic Materials sector to include companies in the paper and wood products and the cement industries. RSI believes that these areas should see an increase in demand for their products during any sustained economic recovery. The Fund continues to be overweight in the Pharmaceutical sector as companies such as Pfizer and Merck look very attractive based on relative valuation measures. On the other hand, the Fund recently reduced its weighting in Financials, which earlier in the year had approached 35% of the portfolio. Many of the financial stocks appreciated past RSI's price targets, and the manager felt it was prudent to take some profits.

[CHART]

VALUE EQUITY FUND VS. RUSSELL 1000(R) VALUE INDEX

                  VALUE EQUITY    RUSSELL 1000(R)
                  FUND:           VALUE INDEX:
1993              $     10,000    $        10,000
1994              $     10,215    $         9,932
1995              $     12,323    $        12,681
1996              $     14,981    $        14,958
1997              $     21,662    $        21,285
1998              $     21,250    $        22,049
1999              $     27,194    $        26,178
2000              $     33,270    $        28,513
2001              $     29,252    $        25,971
2002              $     24,215    $        21,567
2003              $     28,561    $        26,824

                                GROWTH OF $10,000

                                        RUSSELL 1000(R) VALUE
                   VALUE EQUITY FUND           INDEX
1 year                 $  11,795             $   12,437
3 years                $   8,585             $    9,408
5 years                $  13,441             $   12,165
10 years               $  28,561             $   26,824

                               CUMULATIVE RETURNS

1 year                     17.95%                 24.37%
3 years                   -14.15%                 -5.92%
5 years                    34.41%                 21.65%
10 years                  185.61%                168.24%

                             AVERAGE ANNUAL RETURNS

1 year                     17.95%                 24.37%
3 years                    -4.96%                 -2.01%
5 years                     6.09%                  4.00%
10 years                   11.07%                 10.37%

PERFORMANCE RESULTS

     For the one-year period ended September 30, 2003, the Value Equity Fund returned 17.95% versus the 24.37% return of the Russell 1000(R) Value Index. The Fund returned -4.96% annually for the three-year period ended September 30, 2003, significantly trailing the -2.01% annualized return of the Fund's market benchmark. For the five- and ten-year periods ended September 30, 2003, the Fund posted average annual returns of 6.09% and 11.07%, respectively, and comfortably outperformed the annualized returns of the Russell 1000(R) Value Index, 4.00% and 10.37% respectively. For the twelve-months ended September 30, 2003, the Fund returned 17.95%, underperforming the gain of 22.59% posted by the Lipper Large-Cap Value Funds Average, its peer group performance comparison benchmark. For the three-years ended September 30, 2003, the Fund recorded an annualized return of -4.96%, underperforming the -4.01% annualized return of its Lipper benchmark. However, the Fund's longer-term performance was strong relative to its large value fund peers. For the five- and ten-year periods ended September 30, 2003, the Fund's annualized returns of 6.09% and 11.07%, respectively, easily bested the annualized returns of its Lipper peers, which averaged, 2.52% and 8.52% for these trailing periods. Past performance is not a guarantee of future results.

VALUE EQUITY FUND VS. LIPPER LARGE-CAP VALUE FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2003

                                                         AVERAGE ANNUALIZED
                                              ---------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                              ------    -------    -------   --------
VALUE EQUITY FUND(1)                          17.95%     -4.96%     6.09%     11.07%
Lipper Large-Cap Value Funds Avg.(2)          22.59      -4.01      2.52       8.52

(1). All performance results shown are net of management fees and all related investment expenses.

(2). Lipper Large-Cap Value Funds grouping which represents funds that invest in large companies, generally those that are considered undervalued relative to a major stock index. These funds will normally have below average price-to-earnings, price-to-book ratios and three-year earnings growth compared to the U.S. diversified large-cap funds' average. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other that sales charges and redemption fees.

RSI RETIREMENT TRUST EMERGING GROWTH EQUITY FUND

     The Emerging Growth Equity Fund seeks capital appreciation by investing in companies with small market capitalizations, which may include rapidly growing, emerging companies. Effective October 2, 2002, the Emerging Growth Equity Fund is managed by two investment management firms, Batterymarch Financial Management, Inc. ("Batterymarch") and Neuberger Berman Management Inc. ("NB") under sub-advisory agreements with RSI.

PORTFOLIO COMMENTARY

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

     Batterymarch believes the market ultimately rewards solid fundamentals. The portfolio holds stocks that score attractively relative to their peers across the multiple dimensions of their stock selection model. Batterymarch uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of 3,000 liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process incorporates stringent risk control and cost-efficient trading. The manager constrains sector allocations within 5% of index weights.

     The portfolio participated in the strong U.S. rally during the one-year period ended September 30, 2003. The gross return for the Batterymarch portion of the Emerging Growth Equity Fund for the one-year period was 29.72%, significantly lagging the 36.49% for the Russell 2000(R) Index. However, this underperformance resulted from weak relative portfolio returns during the first fiscal quarter (fourth quarter of 2002). In contrast, during the last three quarters of fiscal year 2003 (calendar year-to-date through September 30, 2003), the Batterymarch managed Emerging Growth Equity portfolio had a gross return of 31.82% and outperformed the 28.57% for the Russell 2000(R) Index.

     This was a market environment that disproportionately rewarded the more speculative stocks. The advance began in the fourth calendar quarter 2002, driven by higher beta stocks with poor fundamentals that had been significantly beaten down, most notably within the Technology and Telecommunications sectors. In the first calendar quarter of 2003, the war in Iraq, soaring energy prices, mixed economic news, poor sales and earnings visibility combined to provide a sobering backdrop for U.S. equities. As investors focused on fundamentals, the portfolio outperformed in the market decline. In the second calendar quarter 2003, the market rallied, led again by historically cheap, high-risk stocks. The portfolio return was strongly positive but trailed the Russell 2000(R) Index in this environment. In the third calendar quarter 2003, the portfolio outperformed the benchmark in a positive market environment, benefiting from positive stock selection. While the third calendar quarter began with a continuation of the second calendar quarter environment, by September investors broadened their criteria for picking stocks beyond cheap valuations, shifting their focus to solid, profitable companies.

     During the course of the year, the portfolio benefited from positive stock selection within the Consumer Cyclicals sector, most notably, holdings such as Ryland Group and Hovnanian Enterprises as these homebuilders benefited from low interest rates and strong demand in the housing market. (The manager sold Hovnanian Enterprises early in the third calendar quarter.) Other portfolio holdings which added significant value included J2 Global Communications, a market leader in networked fax services, and Brightpoint, a cell phone distributor. The portfolio's most negative stock selection came from sectors such as Technology and Health Care, mainly biotech as the portfolio did not own some of the best performing names in these higher-risk sectors.

     At fiscal year-end, September 30, 2003, the portfolio was broadly diversified and maintained its attractive valuation combined with earnings growth potential. The forward P/E ratio (calculated as the weighted harmonic average) for the portfolio was 13.3x compared with 16.0x for the Russell 2000(R) Index, and the portfolio's two-year growth rate was 22.7% compared with 21.7%. The portfolio was most overweighted in the Software & Services sector and most underweighted in Financials-Banks. The manager continued to constrain sector allocations within 2% of index weights.

[SIDENOTE]

[CHART]

                            MEASURING RISK AND RETURN

                         EMERGING GROWTH EQUITY FUND VS.
                        RUSSELL 2000(R) GROWTH INDEX AND
                              RUSSELL 2000(R) INDEX

                        For 10-Year Period Ended 9/30/03

                                       RUSSELL
                   EMERGING            2000(R)            RUSSELL
                    GROWTH             GROWTH             2000(R)
                     FUND              INDEX               INDEX
RETURN               5.87%              4.45%               8.28%
RISK                28.64%             25.94%              19.64%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY STANDARD DEVIATION) OF THE EMERGING GROWTH EQUITY FUND THE RUSSELL 2000(R) GROWTH INDEX AND RUSSELL 2000(R) INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/03. THE RUSSELL 2000(R) GROWTH INDEX IS THE MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.

     Looking forward, many are wondering if the market can go higher or if September's slide presages a significant market decline. The bears believe that stocks are overextended, especially the technology stocks. Valuations are high, consumers remain stretched and the weak U.S. dollar puts upward pressure on inflation and interest rates. On the other hand, the bulls observe that the U.S. is just coming out of recession, economic activity is picking up, interest rates remain low and the stock market is still well below its peak. The manager's stock selection process is designed to add value regardless of market direction.

NEUBERGER BERMAN MANAGEMENT INC.

     NB's small-cap equity strategy utilizes fundamental bottom-up analysis seeking quality small-cap stocks with a combination of growth and value characteristics--high potential growth, but trading at attractive prices. The manager looks for companies with strong fundamentals, especially those with established franchises and long product cycles that will help sustain growth and maintain profit margins.

     Domestic equity markets posted very robust rates of return for the one-year period ended September 30, 2003. Similarly, the NB managed Emerging Growth Equity portfolio posted a strong gross performance return of 19.35% for the one-year period ended September 30, 2003. Unfortunately while strong on an absolute basis, the portfolio trailed the Russell 2000(R) Index, which soared 36.49%.

     Small capitalization issues and growth styles dominated the return tables for the period, represented by the NASDAQ's 53.16% total rate of return and the 41.70% return of the small-cap equity benchmark, Russell 2000(R) Growth Index. The large-cap S&P 500's 24.40% return characterized the laggard among major domestic indices.

     Though NB has managed a portion of the Emerging Growth Equity Fund portfolio for just under one year, the manager believes it is important to take a longer term perspective of market conditions. The most recent rally stands in marked contrast to the performance posted during the twelve-months ended September 2002. At that time, negative rates of return were the norm and the performance leader, the Russell 2000(R) Value Index, managed to slide into the "victory" slot by posting only a 1.45% decline over the prior twelve-months (the poorest period performer, large-growth fared much worse as measured by the Russell 1000(R) Growth's -22.50% period return).

     Two twelve-month periods, connected by a shared ending and starting date, yet painting such different pictures. The more recent period, when considered within the context of those substantial rates of return, shouts of euphoria; however, caution may well be the more appropriate watchword. Equity market returns over the last twelve-months have been driven by a continuation of investor optimism that has supported superior returns among smaller, more growth oriented issues and sectors. The shared characteristics of these performance leaders have been: smaller was superior, growth was greater, and the more beta the better. Across all market cap segments, the smallest issues within each sector have generated, on average, the strongest returns. From a valuation perspective, the greatest returns have been exhibited by issues with either the highest price-to-earnings ratios or no discernable P/E's (a result of these companies possessing no current earnings). This very distinct rally has been largely driven by expectations for a resurgence of economic growth, encouraged in part by the debatable combination of limited concern of monetary tightening, continued refinancing activity, and various forms of fiscal stimulus.

     The aforementioned smallest of the small-cap bias and outperformance of stocks with either extremely high or no P/E's significantly lifted overall returns within the broad market. This bias hurt the portfolio's relative performance in virtually all sectors as we have invested the portfolio in higher quality, more stable businesses.

     For the twelve-months ended September 30, 2003, portfolio returns were strongest within Information Technology ("IT") holdings; yet, NB's significant underweight of this sector, combined with holdings returning less than the 80% return of the benchmark's constituents, caused a relative underperformance. Portfolio IT holdings such as Zebra Technologies, Plantronics and Factset Research Systems all posted substantial gains for the period, and all of the portfolio's IT holdings produced positive returns.

     The portfolio's Financials, Consumer Discretionary and Health Care holdings also produced positive rates of return for the period. Individual portfolio holdings that contributed notably within these sectors include: specialty reinsurer HCC Insurance Holdings and ITLA Capital Corp. (a California based bank holding company) within Financials, newspaper publisher Pulitzer (a beneficiary of a rebound in ad revenues) within the Consumer Discretionary sector, and Health Care holding K-V Pharmaceuticals, a developer of advanced drug delivery systems which has posted increased revenues and earnings trends.

     Portfolio investments within the Industrials sector, a significant overweight versus the Russell 2000(R) Index, detracted from relative returns for the period as specific stock weakness resulted in positive yet far smaller returns than those generated by Russell 2000 sector constituents. Materials investments, a small allocation within the portfolio and modestly underweight Index levels, declined in absolute terms. This dampened both portfolio total returns and relative performance versus the Russell benchmark. Weakness within the Materials sector was the result of one specific holding.

     The improvement in economic outlook continues to support a rebound in equities; however sensitivity to valuations remains a key concern. Although, valuation extremes do provide an opportunity to harvest gains in those issues and sectors that have reached their full value, NB believes that underperformance versus more aggressively positioned portfolios is neither a concern nor long-term problem the smaller cap, lower quality characteristics that dominated recent market leadership are not those the manager either seeks or considers important. Instead, NB continues to look for financially strong companies and commit investment capital when market and valuation disruptions occur.

     The manager's focus on select Consumer Discretionary issues has produced results amid an improving economic scenario; in particular, media and publishing holdings have generated robust returns as the advertising cycle has rebounded. The manager considers the Health Care investments well positioned to continue to benefit from significant changes in the dental industry.

[CHART]

EMERGING GROWTH EQUITY FUND VS. RUSSELL 2000(R) GROWTH
INDEX AND RUSSELL 2000(R) INDEX

           EMERGING GROWTH       RUSSELL 2000(R)     RUSSELL 2000(R)
             EQUITY FUND:         GROWTH INDEX:          INDEX:
1993          $   10,000           $   10,000          $   10,000
1994          $   10,124           $   10,088          $   10,268
1995          $   14,803           $   12,930          $   12,666
1996          $   18,882           $   14,560          $   14,330
1997          $   23,781           $   17,961          $   19,086
1998          $   15,456           $   13,501          $   15,456
1999          $   22,793           $   17,907          $   18,404
2000          $   36,976           $   23,218          $   22,709
2001          $   21,053           $   13,329          $   17,893
2002          $   14,372           $   10,908          $   16,229
2003          $   17,686           $   15,457          $   22,151

                                GROWTH OF $10,000

            EMERGING GROWTH      RUSSELL 2000(R)      RUSSELL 2000(R)
              EQUITY FUND         GROWTH INDEX            INDEX
1 year         $  12,306            $  14,170           $  13,649
3 years        $   4,783            $   6,657           $   9,754
5 years        $  11,443            $  11,449           $  14,331
10 years       $  17,686            $  15,457           $  22,151

                               CUMULATIVE RETURNS

1 year             23.06%               41.70%              36.49%
3 years           -52.17%              -33.43%              -2.46%
5 years            14.43%               14.49%              43.31%
10 years           76.86%               54.57%             121.51%

                             AVERAGE ANNUAL RETURNS

1 year             23.06%               41.70%              36.49%
3 years           -21.80%              -12.68%              -0.83%
5 years             2.73%                2.74%               7.46%
10 years            5.87%                4.45%               8.28%

PERFORMANCE RESULTS

     For the one-year period through September 30, 2003, the Emerging Growth Equity Fund posted a net return of 23.06% and underperformed both the Russell 2000(R) Index and Russell 2000(R) Growth Index. The Russell 2000(R) Index recorded 36.49% and Russell 2000(R) Growth Index soared 41.70% for the one-year ended September 30, 2003. For the three-year period ended September 30, 2003, the Fund recorded -21.80% annually, significantly trailing both the Russell 2000(R) Index and Russell 2000(R) Growth Index, which returned -0.83% and -12.68% per year, respectively. For the most recent five-years ended September 30, 2003, the Fund posted an annualized return of 2.73%, versus 7.46% per year for Russell 2000(R) Index, and 2.74% per year for Russell 2000(R) Growth Index. While the Fund trailed the Russell 2000(R) Index (5.87% versus 8.28%, annualized) for the ten-year period ended September 30, 2003, its strong long-term results compared favorably to the Russell 2000(R) Growth Index (5.87% versus 4.45%, annualized.) Past performance is not a guarantee of future results.

EMERGING GROWTH EQUITY FUND VS. RUSSELL 2000(R) GROWTH INDEX AND
RUSSELL 2000(R) INDEX
FOR PERIODS ENDED SEPTEMBER 30, 2003

                                                    AVERAGE ANNUALIZED
                                               -----------------------------
                                     1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                     ------    -------    -------   --------
EMERGING GROWTH EQUITY FUND(1)        23.06%    -21.80%      2.73%      5.87%
Russell 2000(R) Growth Index(2)       41.70     -12.68       2.74       4.45
Russell 2000(R) Index(3)              36.49      -0.83       7.46       8.28

(1). All performance results shown are net of management fees and all related investment expenses.

(2). A representative index which includes only small company growth securities (dollar-weighted average market capitalization is approximately $771 million.) The performance results reflect an unmanaged index and are gross, since expenses are not applicable. Russell 2000(R) Growth Index is a registered trademark of the Frank Russell Company.

(3). An index that reflects the performance of 2,000 small company securities (growth and value stocks with a dollar-weighted average market capitalization of approximately $741 million.) The performance results reflect an unmanaged index and are gross, since expenses are not applicable. Russell 2000(R) Index is a registered trademark of the Frank Russell Company.

RSI RETIREMENT TRUST INTERNATIONAL EQUITY FUND

     The International Equity Fund seeks capital appreciation by investing in common stocks of well-established companies that are headquartered in foreign countries, in order to take advantage of opportunities outside the U.S. capital markets. Holdings are concentrated in the larger, established, markets abroad, and some investments may also be made in emerging markets. The portfolio manager, Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), looks for fundamentally undervalued stocks, which are examined by reference to a range of characteristics, including dividend yield, financial strength, realizable asset value, consistency of earnings growth and cash flow and quality of management. In addition, valuation comparisons are made on a global basis with other companies in similar sectors. (BIAM manages the Fund under a sub-advisory agreement with RSI.)

PORTFOLIO COMMENTARY

     For the one-year ended September 30, 2003, the International Equity Fund returned 15.35% trailing the MSCI EAFE Index, the Fund's market benchmark, which returned 26.01% for the same period.

     There was (October 2002--March 2003) quite a divergence in equity market performance between the two halves of the fiscal year ended 2003. Most equity indices reflected declines during the first half prompted by the uncertain duration and magnitude of the war in Iraq and its resultant impact on the global economy. About a week before the war began, equity markets languished given the high level of uncertainty. Markets then rallied strongly as the prospect of a short war appeared apparent, with oil prices slumping from earlier highs. Stocks in aggregate subsequently gave up some of that advance as the war progressed. In the second half of the year, a sense of optimism pervaded equity markets as investors shrugged off negative news and focused on the positive. The short duration of the war in Iraq provided support for views that the global economy would pick up in the later half of 2003. Markets had already begun a tentative rally from mid-March lows and reacted positively to the improved outlook. Within a short space of time, most markets had more than reversed early year declines and pushed into positive territory for the year.

     While it may be premature to herald the return of the bull, the extent of equity market progress in the second half of fiscal year 2003 has been of a manner more reminiscent of the heady days of the late 1990's, with double-digit percentage gains registered in most regions. This was in sharp contrast to the early part of the year when the three key European markets of the Netherlands, Germany and France lost about 15%, led in part by the slump in large-capitalization stocks.

     The continuing strength of Technology sector stocks, as well as a strong recovery among Financial Services stocks marked the second half of the fiscal year. During the first part of the year insurance industry stocks were among the worst performers, as falling share prices put pressure on balance sheets. That same equity exposure propelled the sector to strong out-performance as markets gathered momentum to end the fiscal year on a positive note. Among Financial holdings within the portfolio, UBS and Barclays were strong contributors to overall performance. UBS rose as it continued to reduce costs, pushing its cost-to-income ratio to its lowest level since the middle of 2001. Europe's largest bank managed to increase its annualized return on equity to 13.2% in the early part of 2003, even as it reported an 11% decline in net profit. Apart from currency effects, the decrease was mainly due to the poor equities trading environment and low equity market levels, which impacted asset-based revenues. The bank's comments about future prospects being positive were well received by the market. Barclays gained as it said it had made a "solid" start to 2003, keeping costs under control and with no deterioration in bad-debt provisions. The U.K.-based bank said there were signs the credit environment was stabilizing. Its capital market operations would benefit from an improvement in economic and market conditions.

     Among the portfolio's Technology holdings, Canon gained as Japan's largest office-machine maker benefited from its exposure to overseas markets. With 70 percent of its sales coming from abroad, Canon profited from a weaker Yen that made Japanese exports more attractive to foreign buyers, particularly those in the Eurozone region as the Euro continued to strengthen. In addition, Canon would also likely be bolstered by an increase in North American demand should the U.S. economy recover strongly. However, companies such as Nintendo and Sony have suffered, as a result of the Yen resurgence and competition worries.

[SIDENOTE]

[CHART]

                            MEASURING RISK AND RETURN

                          INTERNATIONAL EQUITY FUND VS.
                                 MSCI EAFE INDEX

                        For 10-Year Period Ended 9/30/03

                  INTERNATIONAL         MSCI
                     EQUITY             EAFE
                      FUND              INDEX
RETURN                 2.42%             2.92%
RISK                  15.28%            15.41%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY STANDARD DEVIATION) OF THE INTERNATIONAL EQUITY FUND AND THE MSCIEAFE INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/03. THE MSCIEAFE INDEX IS REPRESENTATIVE MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.

     Also at the opposite end of the performance spectrum, leading Consumer Staples stocks lagged the overall market for the twelve-month period. These stocks had significantly outperformed in recent years and were among the sectors left behind as investors favored more economically sensitive stocks, such as those in the technology arena. Diageo was negatively affected not only by the current market sentiment, but also by missing their company profit targets as well as experiencing marginal growth. In addition, the company cut their sales outlook on two occasions, from an initial high of 10%, down to 4-6%.

     Konmklijke Ahold, the Dutch supermarket chain, also weighed on the portfolio during the period, falling heavily after it revealed accounting irregularities at its U.S. foodservice unit, prompting the resignation of its Chief Executive Officer and Chief Financial Officer. That prompted fears about the scale of the accounting faults and its impact on the company's ability to service its debts. In mid-March, concerns eased about a liquidity crisis amid signs of little significant deterioration in Ahold's relationship with its major suppliers and creditors. The stock rebounded in the second quarter of the fiscal year, gaining almost 150%.

     As we enter the second half of calendar year 2003, it is heartening to see that confidence in equity markets appears to be gaining hold once again. What began as a reflex reaction to the end of the war in Iraq gathered sufficient momentum to carry markets to the best quarterly returns for up to five years (in some cases). BIAM believes that equities continue to offer reasonable value relative to other assets at this time.

[CHART]

INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX

               INTERNATIONAL EQUITY    MSCI EAFE
                       FUND:             INDEX:
1993                 $  10,000        $  10,000
1994                 $  11,083        $  10,981
1995                 $  11,714        $  11,620
1996                 $  13,170        $  12,622
1997                 $  14,869        $  14,159
1998                 $  13,225        $  12,976
1999                 $  16,261        $  16,991
2000                 $  17,992        $  17,536
2001                 $  13,254        $  12,534
2002                 $  11,016        $  10,587
2003                 $  12,707        $  13,340

                                GROWTH OF $10,000

               INTERNATIONAL        MSCI EAFE
                EQUITY FUND           INDEX
1 year           $  11,535          $  12,601
3 years          $   7,062          $   7,607
5 years          $   9,608          $  10,280
10 years         $  12,707          $  13,340

                               CUMULATIVE RETURNS

1 year               15.35%             26.01%
3 years             -29.38%            -23.93%
5 years              -3.92%              2.80%
10 years             27.07%             33.40%

                             AVERAGE ANNUAL RETURNS

1 year               15.35%             26.01%
3 years             -10.95%             -8.71%
5 years              -0.80%              0.55%
10 years              2.42%              2.92%

PERFORMANCE RESULTS

     For the one-year period ended September 30, 2003, the International Equity Fund returned 15.35%, significantly trailing the MSCI EAFE Index (the Fund's market benchmark) which posted a gain of 26.01% for the period. For the three-year period ended September 30, 2003, the International Equity Fund, with an annual return of -10.95%, underperformed its market benchmark, which returned -8.71% per year for this period. For the recent five years, the Fund reflected an annualized return of -0.80% and trailed the 0.55% return of the Index. For the ten-years ended September 30, 2003, the International Equity Fund's annualized return of 2.42% was somewhat below the 2.92% annual return of the market benchmark. On a positive note however, the Fund achieved this performance while exhibiting a lower risk profile as reflected in its lower standard deviation (see chart on page 9). For the one-year period ended September 30, 2003, the International Equity Fund's return of 15.35% underperformed the 22.94% return of the Lipper International Funds Average, the Fund's peer group performance comparison benchmark. For the three-, five- and ten- years ended September 30, 2003, the Fund posted annualized returns of -10.95%, -0.80% and 2.42%, respectively, while the Lipper benchmark posted somewhat higher annualized gains of -10.06%, 1.21% and 4.04%. Past performance is not a guarantee of future results.

INTERNATIONAL EQUITY FUND VS. LIPPER INTERNATIONAL FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2003

                                                    AVERAGE ANNUALIZED
                                               -----------------------------
                                     1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                     ------    -------    -------   --------
INTERNATIONAL EQUITY FUND(1)          15.35%    -10.95%     -0.80%      2.42%
Lipper International Funds Avg.(2)    22.94     -10.06       1.21       4.04

(1). All performance results shown are net of management fees and all related investment expenses.

(2). Lipper International Funds grouping is comprised of funds that invest their assets in securities (with a wide market capitalization range) with primary trading markets outside the U.S. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other that sales charges and redemption fees.

FIXED-INCOME MARKET ENVIRONMENT

     The financial markets kicked off fiscal year 2003 with reports suggesting that the economy is neither generating self-sustaining momentum nor rolling over into a double-dip recession. The Federal Open Market Committee ("FOMC") convened on November 6, 2002 for a one-day regularly-scheduled meeting. On that day, the FOMC made the first of only two changes to monetary policy in fiscal year 2003. They reduced the benchmark rate by 50 basis points. Then, at the close of their two-day session on June 25, 2003, the Federal Reserve ("the Fed") policy makers reduced the benchmark U.S. interest rate to a 45-year low of 1.0%. The 25 basis point reduction was the central bank's 13th since the beginning of 2001, totaling 5 1/2 percentage points. The FOMC adopted an unprecedented two-part statement of risks at their May 6, 2003 meeting; one for growth and one for inflation. At the most recent meeting of the Fed on September 16th, policy makers voted unanimously to leave rates unchanged. The FOMC hopes to give the economic expansion more time to speed up and possibly generate more jobs. The text of the announcement retained its bifurcated bias: acknowledging that the risks to growth remain balanced, and that the inflation risks are still skewed to the downside. Until the unemployment rate improves significantly, the Fed will continue to worry about downward pressure on inflation.

     RSI believes that the U.S. economy's fastest expansion in almost four years will give way to growth too weak to create the number of new jobs that some executives seek. Probably the biggest downside risk in the near- and intermediate-term U.S. economic outlook is the current weak job market and the possibility it may remain weak. Factory orders fell in August for the first time since April. The current Institute of Supply Management ("ISM") manufacturing employment index and the Labor Department's employment report have shown three years of factory job losses. Losses in government bonds may be limited as investors bet U.S. central bankers hold the target rate at its current level of 1.0% until late 2004 to stave off falling prices and to spark job growth.

     Interest rates began to free fall at the beginning of fiscal year 2003. In mid-June the downward spiral stopped, causing rates to rise and the trend of rates moving sideways began. Investors sought out more yield in the corporate debt and mortgage bond arenas. Performance in the mortgage sector has been affected by volatile interest rates. Investors continued to be cautious due to the prevailing uncertainty about the direction of interest rates. However, given a range bound rate climate, mortgages are poised to perform well. The corporate credit market outperformed Treasuries, Agencies and mortgages in fiscal year 2003. The Industrial sector was a major contributor to the strong total returns, especially in high-grade corporates.

     There is little doubt that the Federal Reserve is disappointed that the aggressive easing policy they pursued has not yet led to a substantially stronger economy. Mixed economic data in most of fiscal year 2003 proved that the overall global economy remains relatively sluggish. More recently, however; positive news and data have given renewed hope for stronger growth. As a result of the confluence of all factors, RSI believes that bond yields are expected to remain confined to a trading range. The 3-month Treasury Bill ended the fiscal year at 0.9%, 63 basis points lower than at September 30, 2002. The 2-year Treasury Note ended the fiscal year at 1.5%; 23 basis points lower than one year earlier; and the 5-year Treasury Note closed at 2.8%; 27 basis points higher. At the longer end of the yield curve, the benchmark 10-year Treasury Bond yield started the year at 3.6%. It plummeted to a new low of 3.1% on June 13, 2003 and then gradually rose to end the fiscal year at 3.9%.

     Fixed-income investors were modestly rewarded in 2003 and fixed-income total return (interest plus price changes) as measured by the Lehman Brothers Aggregate Bond Index, was 5.40% for the one-year period ended September 30, 2003. For short- to intermediate-term securities (represented by the Lehman Brothers Government Bond Index), the results were somewhat weaker at 3.56%. Cash equivalent-type investments (90-Day U.S. Treasury Bills) returned 1.32% for the year, reflecting the historically low level of interest rates reached in fiscal year 2003.

RSI RETIREMENT TRUST ACTIVELY MANAGED BOND FUND

     The Actively Managed Bond Fund invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issues, without limit as to maturity, and seeks to maximize both principal appreciation and income return. RSI manages the Fund. Its performance market benchmark is the Lehman Brothers Aggregate Bond Index (a representative market index which includes U.S. Government, Corporate, Mortgage-Backed and Asset-Backed securities).

PORTFOLIO COMMENTARY

     The Actively Managed Bond Fund returned 2.73% for the fiscal year 2003, and trailed the 5.40% return of the Lehman Brothers Aggregate Index for the same period. However, the Fund's return outperformed its peer group performance benchmark, the Lipper General U.S. Government Funds Average by 50 basis points. The Fund remained diligent, with its emphasis on quality of holdings. As the fiscal year began in October 2002, the fragile economy was struggling with a sluggish and jobless recovery. Inflation fears were replaced with deflation woes and the Federal Reserve exercised monetary policy in its continuing effort to jumpstart the economy. During the past year, the FOMC lowered rates 75 basis points to settle at an historic low of 1.0%. The U.S. Treasury curve remained steeply sloped in fiscal year 2003. The 2-year Treasury Note contracted from a yield of 2.2% in October; reaching a low of 1.09% in June, to end the fiscal year at 1.47%. The 10-year Treasury Note reached an all time low of 3.11% in June but rose to 3.94% at September 30, 2003 as volatility prevailed and interest rate risk took center stage.

     While short Treasuries reached new historic lows, the market also witnessed wide spreads throughout the year. Continued low interest rates remained a favorable incentive for homebuyers and for those who had yet to refinance. Unfortunately, the same factors that returned more money to the hands of consumers dramatically shortened duration for many fixed-income portfolios. By the end of fiscal year 2003, the average duration of the Actively Managed Bond Fund fell by 0.98 years to end the one-year period at 3.1 years, shorter than the Index. Similarly, the average maturity of the Fund also fell for the same period from 5.7 years to 5.0 years. The Lehman Brothers Aggregate Index, by contrast, increased its average duration from 3.8 years to 4.4 years in fiscal year 2003 and also increased its average maturity from 6.8 years to 7.4 years.

     The quality of holdings is restricted to "A" or better at the time of purchase and at least 65% of the holdings must be in U.S. Government or Agency issues at all times. The Fund emphasizes high quality of holdings, with 11.2% in U.S. Treasury securities; 22.2% in Government Agency holdings; 0.6% in mortgage pass-through securities; 39.0% in Collaterized Mortgage Obligations ("CMOs"); 11.0% in corporate issues and 16.0% in cash at September 30, 2003.

[SIDENOTE]

[CHART]

                            MEASURING RISK AND RETURN

                         ACTIVELY MANAGED BOND FUND VS.
                      LEHMAN BROTHERS AGGREGATE BOND INDEX

                        For 10-Year Period Ended 9/30/03

                     ACTIVELY               LB
                     MANAGED             AGGREGATE
                    BOND FUND            BOND INDEX
RETURN                 6.29%               6.92%
RISK                   4.30%               3.96%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY STANDARD DEVIATION) OF THE ACTIVELY MANAGED BOND FUND AND THE LEHMAN BROS. AGGREGATE BOND INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/03. LB AGG. BOND INDEX IS A MARKET INDEX FOR THIS FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.

[CHART]

ACTIVELY MANAGED BOND FUND VS. LEHMAN BROTHERS
AGGREGATE BOND INDEX

         ACTIVELY MANAGED BOND FUND:      LB AGG BOND INDEX:
1993                       $  10,000               $  10,000
1994                       $   9,501               $   9,677
1995                       $  10,784               $  11,036
1996                       $  11,225               $  11,578
1997                       $  12,355               $  12,700
1998                       $  13,755               $  14,162
1999                       $  13,565               $  14,107
2000                       $  14,331               $  15,094
2001                       $  16,599               $  17,047
2002                       $  17,922               $  18,517
2003                       $  18,410               $  19,518

                                GROWTH OF $10,000

                ACTIVELY MANAGED     LB AGGREGATE
                   BOND FUND          BOND INDEX
1 year             $  10,273          $  10,540
3 years            $  12,847          $  12,931
5 years            $  13,385          $  13,782
10 years           $  18,410          $  19,518

                               CUMULATIVE RETURNS

1 year                 2.73%             5.40%
3 years               28.47%            29.31%
5 years               33.85%            37.82%
10 years              84.10%            95.18%

                             AVERAGE ANNUAL RETURNS

1 year                  2.73%            5.40%
3 years                 8.71%            8.94%
5 years                 6.00%            6.63%
10 years                6.29%            6.92%

PERFORMANCE RESULTS

     For the one-year period ended September 30, 2003, the Actively Managed Bond Fund posted a return of 2.73% and trailed the Lehman Brothers Aggregate Bond Index which returned 5.40%. For the recent three-years, the Fund reflected an annualized return of 8.71% and underperformed the 8.94% annual return of the Lehman Brothers Aggregate Bond Index. For the five- and ten-year periods ended September 30, 2003, the Fund returned 6.00% and 6.29% per year, respectively, while the market benchmark posted annualized returns of 6.63% and 6.92% for the same time periods. While the Fund's performance against the market Index lagged, its performance results bested an overwhelming majority of its mutual fund peers over most trailing periods through September 30, 2003. The Fund's one-year return outperformed the Lipper General U.S. Government Funds Average (2.23%) by 50 basis points. For the three-year period ended September 30, 2003, the Fund returned 8.71% per year, easily outpacing the Lipper benchmark's annual return of 7.47%. This performance put the Fund in the top 33% of its Lipper peers for the one-year period (60th out of 183 funds) and a top 12% ranking (17th out of 150 funds) for the three-year period ended September 30, 2003. For the longer time periods (five- and ten-years ended September 30, 2003), the Fund returned 6.00% and 6.29% per year, respectively, outperforming its benchmark's annualized returns of 5.13% and 5.66% for the same periods, and achieving a top 15% ranking (19th out of 132 funds) and a top 12% ranking (8th out of 69 funds), for the five- and ten-year periods, respectively. Past performance is not a guarantee of future results.

ACTIVELY MANAGED BOND FUND VS. LIPPER GENERAL U.S. GOVERNMENT FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 2003

                                                        AVERAGE ANNUALIZED
                                                   -----------------------------
                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                         ------    -------    -------   --------
ACTIVELY MANAGED BOND FUND(1)              2.73%      8.71%      6.00%      6.29%
Lipper General U.S. Gov't Funds Avg.(2)    2.23       7.47       5.13       5.66

(1). All performance results shown are net of management fees and all related investment expenses.

(2). Lipper General U.S. Government Funds grouping is comprised of funds that invest at least 65% of their assets in U.S. government and agency issues and typically maintain an average portfolio maturity of ten-years or more. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other that sales charges and redemption fees.

RSI RETIREMENT TRUST INTERMEDIATE-TERM BOND FUND

     The Intermediate-Term Bond Fund invests in high quality, fixed-income securities that mature within ten years or have expected average lives of ten years or less. It is managed by Retirement System Investors. Its performance comparison benchmark is the Lehman Brothers Government-Intermediate Bond Index which reflects approximately 80% of U.S. Treasury issues and 20% of U.S. Government Agency issues, with maturities from one- to-ten years, averaging 3.5 to 4.25 years. Duration for the Index will normally average between 3.0 and 3.5 years.

PORTFOLIO COMMENTARY

     The intermediate portion of the U.S. Government yield curve--as measured by the 5-year Treasury Note--began fiscal year 2003 at 2.56%. At the end of the second calendar quarter of 2003, it fell to its twelve-month low of 2.03%. By the end of fiscal year 2003, the 5-year Note closed at its highest level in the past twelve-months at 3.61%. The yield curve remained steeply sloped throughout the entire fiscal year. The spread between the 2-year Treasury Note and the benchmark 10 year Treasury Note was 187 basis points at the beginning of fiscal year 2003. It widened further as volatility wreaked havoc on the markets to end the fiscal year at 248 basis points.

     Many investors sought solace and safety from interest rate risk by investing in the short-term and intermediate-term sectors. An accommodative Fed, disappointed that all previous rate cuts could not jumpstart the economy, reduced rates further to the current level of 1.0%. Home sales remained at high levels and continued to bolster the otherwise fragile U.S. economy. As mortgage rates remained low, homeowners refinanced existing mortgages. However, prepayment speeds kept their breakneck pace and cash was returned to the institutional fixed-income investors sooner than anticipated. As a direct result, mortgage portfolio managers saw a reduction in both the average maturity and duration of their funds. The Intermediate-Term Bond Fund, however; maintains--by design--a duration lower than the Lehman Brothers Government-Intermediate Bond Index.

     The Fund began fiscal year 2003 with an average maturity and duration of
3.5 years and 2.6 years, respectively. At September 30, 2003, the average maturity and duration was 3.9 years and 1.9 years. Meanwhile, the average maturity and duration of the Lehman Brothers Government-Intermediate Bond Index was 4.1 years and 3.4 years, respectively, for the period ended September 30, 2003.

     The Intermediate-Term Bond Fund is limited to investments with stated final maturities or average lives of ten years or less. The Fund maintains an emphasis on high quality, fixed-income investments. The quality of holdings is restricted to single-A or better at the time of purchase, and the Fund must hold at least 65% in U.S. Government or Agency issues. The composition of the Fund at September 30, 2003 was structured as follows: 30.0% in Government Agencies, 3.6% in mortgage pass-through securities, 45.7% in Agency and AAA-rated CMOs, 9.0% in high quality corporate issues and 11.7% in cash.

[SIDENOTE]

[CHART]

                            MEASURING RISK AND RETURN

                         INTERMEDIATE-TERM BOND FUND VS.
                           LEHMAN BROTHERS GOVERNMENT
                             INTERMEDIATE BOND INDEX

                        For 10-Year Period Ended 9/30/03

           INTERMEDIATE-TERM           LB GOV'T-INTER.
           BOND FUND                   BOND INDEX
RETURN                  5.15%                     6.36%
RISK                    2.56%                     3.14%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY THE STANDARD DEVIATION) OF THE INTERMEDIATE-TERM BOND FUND AND THE LEHMAN BROS. GOVERNMENT-INTERMEDIATE BOND INDEX FOR THE TEN-YEAR PERIOD ENDED 9/30/03. LEHMAN BROS. GOVERNMENT INTERMEDIATE BOND INDEX IS A MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.

[CHART]

INTERMEDIATE-TERM BOND FUND VS. LEHMAN BROTHERS
GOVERNMENT-INTERMEDIATE BOND INDEX

        INTERMEDIATE-TERM BOND FUND:    LB GOV'T-INTER. BOND INDEX:
1993                       $  10,000                      $  10,000
1994                       $   9,788                      $   9,850
1995                       $  10,790                      $  10,894
1996                       $  11,291                      $  11,451
1997                       $  12,158                      $  12,348
1998                       $  13,141                      $  13,658
1999                       $  13,310                      $  13,766
2000                       $  14,077                      $  14,620
2001                       $  15,600                      $  16,502
2002                       $  16,427                      $  17,895
2003                       $  16,517                      $  18,521

                                GROWTH OF $10,000

               INTERMEDIATE-TERM        LB GOV-INTER.
                   BOND FUND             BOND INDEX
1 year             $  10,166             $  10,350
3 years            $  11,733             $  12,668
5 years            $  12,569             $  13,560
10 years           $  16,517             $  18,521

                                 CUMULATIVE   RETURNS

1 year                  1.66%            3.50%
3 years                17.33%           26.68%
5 years                25.69%           35.60%
10 years               65.17%           85.21%

                             AVERAGE ANNUAL RETURNS

1 year                  1.66%            3.50%
3 years                 5.47%            8.20%
5 years                 4.68%            6.28%
10 years                5.15%            6.36%

PERFORMANCE RESULTS

     The Intermediate-Term Bond Fund posted a return of 1.66% for the one-year period ended September 30, 2003 and trailed the Lehman Brothers Government-Intermediate Bond Index, which returned 3.50%. For the most recent three-, five- and ten-year periods ended September 30, 2003, the Fund's annualized returns were 5.47%, 4.68% and 5.15%, respectively, significantly lower than the market benchmark returns of 8.20%, 6.28% and 6.36% per annum. However, over the long-term, the Fund has reflected a lower risk exposure as measured by standard deviation, versus the market Index. The Fund's risk profile is reflected in the chart on page 14. For the one-year period ended September 30, 2003, the Fund's return of 1.66% underperformed the 2.51% return of its peer group performance comparison benchmark, the Lipper Short-Intermediate (one- to five-years maturity) U.S. Government Funds Average. For the most recent three-, five-, and ten-year periods, the Fund experienced annualized average returns of 5.47%, 4.68% and 5.15%, respectively, versus the 6.73%, 5.30% and 5.52%
annualized returns of its Lipper peers for the same time periods. Past performance is not a guarantee of future results.

INTERMEDIATE-TERM BOND FUND VS. LIPPER SHORT-INTERMEDIATE U.S. GOV'T. FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2003

                                                        AVERAGE ANNUALIZED
                                                   -----------------------------
                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                         ------    -------    -------   --------
INTERMEDIATE-TERM BOND FUND(1)             1.66%      5.47%      4.68%      5.15%
Lipper Short-Intermediate
  U.S. Gov't. Funds Avg.(2)                2.51       6.73       5.30       5.52

1. All performance results shown are net of management fees and all related investment expenses.

2. Lipper Short-Intermediate U.S. Government Funds grouping which represents funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of up to five-years. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other that sales charges and redemption fees.

RSI RETIREMENT TRUST SHORT-TERM INVESTMENT FUND

     The Short-Term Investment Fund, managed by RSI, invests in high grade corporate and cash equivalent-type securities maturing in one year or less, and U.S. Government instruments with maturities of up to two years. The portfolio's maximum average maturity is one year.

PORTFOLIO COMMENTARY

     As fiscal year 2003 began, the 3-month Treasury Bill stood at 1.56%. On June 13, 2003, it touched an historic low of 0.82% and ended the year slightly below 1.0% at 0.95%. The 2-year Treasury Note--the Note most sensitive to interest rate movements--began the same period at 1.69%. On June 13, 2003, the 2-year Treasury Note fell to its twelve-month low of 1.09%. By the end of fiscal year 2003, the policy makers at the Fed had lowered rates an additional 75 basis points in a continued effort to bring the economy back to life. This left the Fed Funds rate at 1.0%. As fiscal year 2003 progressed it was apparent that the U.S. economy was not responding to any Fed monetary policy. The jobless recovery and the lack of inflation in the economy helped to keep rates at historic levels. Increased productivity without increased hiring places a strain on the existing labor market. The job data remains a fragile factor in the near and intermediate term. Chairman Greenspan and the Fed have assured us that the Fed will remain diligent and accommodative to propel the economic recovery. Meanwhile, money market yields hover near zero. With the short-term Fed Funds rate anchored at 1.0% for the foreseeable future, anemic returns on cash-equivalent instruments are not poised to improve for some time. However, some recently reported positive economic data suggest that the Fed may tighten in 2004 as implied by Fed Funds future. The jobs picture will be the bellwether over the next six months.

     The Short-Term Investment Fund began fiscal year 2003 with an average maturity of 271 days, as a direct result of a desire to maximize yield in instruments shorter than two years in maturity. Callable Agencies held in the Fund continued to be redeemed prior to maturity by the issuer in fiscal year 2003. The average maturity fell to 195 days and then ended the fiscal year at 229 days. The extreme uncertainty and volatility in the market as to the direction of interest rates were most felt in the short end of the curve. Investments in short AA-rated corporate issues carried a few incremental basis points of yield but were very difficult to obtain as all short investors were chasing the same elusive butterflies. Where possible, the Fund also invested in secondary callable Agencies and mortgage pass-through securities. By the end of fiscal year 2003, the Short-Term Investment Fund was more heavily weighted in callable Federal Agencies and 18.6% in cash and repurchase agreements. The manager believes this posture places the Fund in a position to capitalize when rates do eventually rise.

[SIDENOTE]

[CHART]

                            MEASURING RISK AND RETURN

                         SHORT-TERM INVESTMENT FUND VS.
                      CITIGROUP 6-MONTH U.S. TREASURY BILLS

                        For 10-Year Period Ended 9/30/03

                    SHORT-TERM           CITIGROUP 6-MONTH
                  INVESTMENT FUND       U.S. TREASURY BILLS
RETURN                  4.06%                    4.53%
RISK                    0.53%                    0.44%

THIS CHART COMPARES THE HISTORICAL AVERAGE ANNUAL TOTAL RETURN AND THE RISK (AS MEASURED BY STANDARD DEVIATION) OF THE SHORT-TERM INVESTMENT FUND AND THE CITIGROUP 6-MONTH U.S. TREASURY BILLS FOR THE TEN-YEAR PERIOD ENDED 9/30/03. CITIGROUP 6-MONTH U.S. TREASURY BILLS IS A MARKET INDEX BENCHMARK FOR THE FUND. SEE THE CORE EQUITY FUND CHART (P.3) FOR A DEFINITION OF STANDARD DEVIATION.

[CHART]

SHORT-TERM INVESTMENT FUND VS. CITIGROUP 6-MONTH
U.S. TREASURY BILLS

        SHORT-TERM           CITIGROUP 6-MONTH
        INVESTMENT FUND:     U.S. T-BILLS:
1993           $  10,000             $  10,000
1994           $  10,297             $  10,381
1995           $  10,830             $  10,994
1996           $  11,352             $  11,594
1997           $  11,907             $  12,222
1998           $  12,513             $  12,878
1999           $  13,057             $  13,492
2000           $  13,775             $  14,268
2001           $  14,515             $  15,029
2002           $  14,778             $  15,370
2003           $  14,891             $  15,574

                                GROWTH OF $10,000

                                       CITIGROUP 6-MONTH
                  SHORT-TERM             U.S. TREASURY
                INVESTMENT FUND              BILLS
1 year             $  10,076               $  10,133
3 years            $  10,810               $  10,916
5 years            $  11,900               $  12,093
10 years           $  14,891               $  15,574

                               CUMULATIVE RETURNS

1 year                  0.76%                   1.33%
3 years                 8.10%                   9.16%
5 years                19.00%                  20.93%
10 years               48.91%                  55.74%

                             AVERAGE ANNUAL RETURNS

1 year                  0.76%                   1.33%
3 years                 2.63%                   2.96%
5 years                 3.54%                   3.87%
10 years                4.06%                   4.53%

PERFORMANCE RESULTS

     For the one-year period ended September 30, 2003, the Short-Term Investment Fund returned 0.76%, underperforming Citigroup 6-Month U.S. Treasury Bills (an unmanaged index, which provides a representative proxy for the short-term fixed-income securities market), which returned 1.33% for this period. For the most recent three-, five- and ten-year periods, the Fund's annualized returns were 2.63%, 3.54% and 4.06%, trailing the Citigroup 6-Month U.S. Treasury Bills annualized returns of 2.96%, 3.87% and 4.53%. While the Fund's performance results lagged those of the market benchmark, both its short- and long-term results bested the average returns of its Lipper mutual fund peers. The Fund's one-year return of 0.76% outperformed the 0.56% return of the Lipper Money Market Funds Average (a peer group performance comparison benchmark although the Short-Term Investment Fund is not a money market fund and its share price will fluctuate). For the three-, five- and ten-year periods ended September 30, 2003, the Fund's annual returns of 2.63%, 3.54% and 4.06% compared favorably to the 2.08%, 3.23% and 4.01% respective annualized returns of its Lipper benchmark. Past performance is not a guarantee of future results.

SHORT-TERM INVESTMENT FUND VS. LIPPER MONEY MARKET FUNDS AVERAGE
FOR PERIODS ENDED SEPTEMBER 30, 2003

                                                        AVERAGE ANNUALIZED
                                                   -----------------------------
                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                         ------    -------    -------   --------
SHORT-TERM INVESTMENT FUND(1),(2)          0.76%      2.63%      3.54%      4.06%
Lipper Money Market Funds Avg.(3)          0.56       2.08       3.23       4.01

(1). All performance results shown are net of management fees and all related investment expenses.

(2). The Short-Term Investment Fund is not a money market fund. Its share price will fluctuate.

(3). Lipper Money Market Funds grouping represents funds that invest principally in high quality financial instruments rated in top two grades with dollar-weighted average maturities of up to 90 days. The underlying funds generally intend to keep a constant net asset value of $1.00. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other that sales charges and redemption fees.

COMBINED FINANCIAL STATEMENTS

RSI RETIREMENT TRUST
Combined Statement of Assets and Liabilities                  September 30, 2003

ASSETS:
  Investments in securities at value (cost $545,809,463)--Note 2(A)                              $    577,035,982
  Receivable for investments sold                                                                       2,664,141
  Dividends and interest receivable                                                                     1,694,641
  Receivable from investment manager                                                                       22,787
  Reclaims receivable                                                                                     236,897
  Other assets                                                                                             20,601
                                                                                                 ----------------
                                                                                                      581,675,049

LIABILITIES:
  Payable to custodian                                                        $        115,890
  Payable for investments purchased                                                  5,548,925
  Payable upon return of securities on loan--Note 4                                 29,407,621
  Net payable for variation margin on futures contracts                                 10,100
  Payable to investment managers                                                       233,346
  Accrued expenses and other payables                                                  551,741         35,867,623
                                                                              ----------------   ----------------
NET ASSETS--Note 5                                                                               $    545,807,426
                                                                                                 ================

Combined Statement of Operations                   Year Ended September 30, 2003

NET INVESTMENT INCOME:
  Investment Income:
    Dividends (net of foreign withholding tax of $135,775)                    $      4,915,541
    Interest                                                                        10,569,453
    Securities lending                                                                  89,823
                                                                              ----------------
      Total Investment Income                                                                    $     15,574,817
  Expenses:
    Investment manager's fees--Note 3(A)                                             2,823,343
    Shareholder servicing fees and expenses--Note 3(B)                               2,514,345
    Custodian fees and expenses                                                        184,891
    Legal and Auditing fees                                                            264,725
    Consultant fees                                                                     97,297
    Trustees' fees and expenses--Note 3(C)                                             288,162
    Printing and Postage                                                               115,663
    Insurance                                                                           85,157
    Other                                                                              313,983
                                                                              ----------------
      Total Expenses                                                                 6,687,566
      Less Investment manager's fee waiver--Note 3(A)                                 (155,885)
                                                                              ----------------
      Net Expenses                                                                                      6,531,681
                                                                                                 ----------------
NET INVESTMENT INCOME                                                                                   9,043,136
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
  Net realized gain on investments                                                   4,640,219
  Net realized gain on options written                                                 205,092
  Net realized loss on foreign currency transactions                                   (71,227)
  Net realized gain on futures                                                           1,625
  Net increase in unrealized appreciation on investments                            44,643,881
  Net increase in unrealized appreciation on foreign currency transactions              12,756
  Net decrease in unrealized depreciation on futures                                   (19,275)
                                                                              ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                                 49,413,071
                                                                                                 ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $     58,456,207
                                                                                                 ================

See Notes to Financial Statements

Combined Statements of Changes in Net Assets

                                                                                 YEAR ENDED         YEAR ENDED
                                                                                 9/30/2003          9/30/2002
                                                                              ----------------   ----------------
OPERATIONS:
  Net investment income                                                       $      9,043,136   $     10,306,015
  Net realized gain (loss)                                                           4,775,709        (18,890,417)
  Net increase (decrease) in unrealized appreciation (depreciation)                 44,637,362        (56,956,601)
                                                                              ----------------   ----------------
  Net increase (decrease) in net assets resulting from operations                   58,456,207        (65,541,003)
                                                                              ----------------   ----------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                              119,436,017        119,812,502
  Value of units redeemed                                                         (116,334,410)      (104,075,958)
                                                                              ----------------   ----------------
  Net increase in net assets resulting from capital transactions                     3,101,607         15,736,544
                                                                              ----------------   ----------------
  Net increase (decrease)                                                           61,557,814        (49,804,459)
  NET ASSETS at beginning of year                                                  484,249,612        534,054,071
                                                                              ----------------   ----------------
  NET ASSETS at end of year                                                   $    545,807,426   $    484,249,612
                                                                              ================   ================

See Notes to Financial Statements

FINANCIAL STATEMENTS OF INVESTMENT FUNDS

CORE EQUITY FUND
Statement of Investments
September 30, 2003

SHARES                                                                VALUE
------------                                                     ---------------
COMMON STOCKS                                      97.7%
               CONSUMER DISCRETION                         8.5%
         400   American Greetings Corp., Class A*                $         7,772
      29,300   AOL Time Warner, Inc.*                                    442,723
       1,800   AutoNation, Inc.*                                          31,572
         600   AutoZone, Inc.*                                            53,718
       1,900   Bed Bath & Beyond, Inc.*                                   72,542
       2,100   Best Buy Co., Inc.*                                        99,792
         800   Big Lots, Inc.*                                            12,648
         500   Black & Decker Corp. (The)                                 20,275
         600   Brunswick Corp.                                            15,408
       4,100   Carnival Corp.                                            134,849
         400   Centex Corp.                                               31,152
       1,300   Circuit City Stores, Inc.                                  12,389
       4,000   Clear Channel Communications, Inc.                        153,200
      14,600   Comcast Corp., Class A*                                   450,848
         500   Cooper Tire & Rubber Co.                                    7,935
       1,000   Dana Corp.                                                 15,430
       1,100   Darden Restaurants, Inc.                                   20,900
       3,600   Delphi Corp.                                               32,580
         600   Dillard's, Inc., Class A                                    8,388
       2,200   Dollar General Corp.                                       44,000
         500   Dow Jones & Co., Inc.                                      23,675
       1,900   Eastman Kodak Co.                                          39,786
       4,100   eBay, Inc.*                                               218,530
       1,100   Family Dollar Stores, Inc.                                 43,879
       1,200   Federated Department Stores, Inc.                          50,280
      11,900   Ford Motor Co.                                            128,163
         900   Fortune Brands, Inc.                                       51,075
       1,700   Gannett Co., Inc.                                         131,852
       5,800   Gap, Inc. (The)                                            99,296
       3,700   General Motors Corp.                                      151,441
       1,100   Genuine Parts Co.                                          35,178
       1,100   Goodyear Tire & Rubber Co.*                                 7,227
      12,575   Harley-Davidson, Inc.                                     606,115
         700   Harrah's Entertainment, Inc.                               29,477
       1,100   Hasbro, Inc.                                               20,548
       2,500   Hilton Hotels Corp.                                        40,550
      24,975   Home Depot, Inc. (The)                                    795,454
       2,200   International Game Technology                              61,930
       2,500   Interpublic Group of Cos., Inc.                            35,300
       1,800   J.C. Penney Co., Inc.                                      38,466
         600   Johnson Controls, Inc.                                     56,760
         800   Jones Apparel Group, Inc.                                  23,944
         300   KB Home                                                    17,898
         500   Knight-Ridder, Inc.                                        33,350
      16,700   Kohl's Corp.*                                             893,450
       1,300   Leggett & Platt, Inc.                                      28,119
       3,400   Limited Brands, Inc.                                       51,272
         700   Liz Claiborne, Inc.                                        23,835
      19,150   Lowe's Cos., Inc.                                         993,885
       1,500   Marriott International, Inc., Class A                      64,545
      26,600   Mattel, Inc.                                              504,336
       1,900   May Department Stores Co. (The)                            46,797
         500   Maytag Corp.                                               12,485
       8,300   McDonald's Corp.                                          195,382
       1,200   McGraw-Hill Cos., Inc. (The)                               74,556
         300   Meredith Corp.                                             13,851
       1,000   New York Times Co. (The), Class A                          43,460
       1,800   Newell Rubbermaid, Inc.                                    39,006
      15,025   Nike, Inc., Class B                               $       913,821
         900   Nordstrom, Inc.                                            22,329
       2,000   Office Depot, Inc.*                                        28,100
       1,200   Omnicom Group, Inc.                                        86,220
         400   Pulte Homes, Inc.                                          27,204
       1,100   RadioShack Corp.                                           31,251
         400   Reebok International Ltd.                                  13,372
       1,800   Sears, Roebuck & Co.                                       78,714
       1,000   Sherwin-Williams Co.                                       29,410
         400   Snap-on, Inc.                                              11,060
         600   Stanley Works Co. (The)                                    17,712
       3,200   Staples, Inc.*                                             76,000
      42,600   Starbucks Corp.*                                        1,226,880
       1,300   Starwood Hotels & Resorts Worldwide, Inc.                  45,240
       5,900   Target Corp.                                              222,017
         900   Tiffany & Co.                                              33,597
       3,300   TJX Cos., Inc. (The)                                       64,086
       1,400   Toys "R" Us, Inc.*                                         16,842
       6,675   Tribune Co.                                               306,383
         400   Tupperware Corp.                                            5,352
       2,100   Univision Communications, Inc.*                            67,053
         700   V.F. Corp.                                                 27,237
      50,500   Viacom, Inc., Class B                                   1,934,149
         900   Visteon Corp.                                               5,940
      13,300   Walt Disney Co. (The)                                     268,261
         700   Wendy's International, Inc.                                22,610
         400   Whirlpool Corp.                                            27,108
       1,900   Yum! Brands, Inc.*                                         56,278
                                                                 ---------------
                                                                      13,057,500
                                                                 ---------------
               CONSUMER STAPLES                           15.7%
         200   Adolph Coors Co., Class B                                  10,752
         400   Alberto-Culver Co., Class B                                23,528
       2,400   Albertson's, Inc.                                          49,368
      13,200   Altria Group, Inc.                                        578,160
      66,800   Anheuser-Busch Cos., Inc.                               3,295,912
       4,200   Archer-Daniels-Midland Co.                                 55,062
       1,500   Avon Products, Inc.                                        96,840
         400   Brown-Forman Corp., Class B                                31,648
       2,700   Campbell Soup Co.                                          71,550
       1,400   Clorox Co. (The)                                           64,218
      40,650   Coca-Cola Co. (The)                                     1,746,324
       2,900   Coca-Cola Enterprises, Inc.                                55,274
      42,000   Colgate-Palmolive Co.                                   2,347,380
       3,500   ConAgra Foods, Inc.                                        74,340
       3,000   Costco Wholesale Corp.*                                    93,240
       2,600   CVS Corp.                                                  80,756
       2,400   General Mills, Inc.                                       112,968
       6,600   Gillette Co. (The)                                        211,068
       2,300   H.J. Heinz Co.                                             78,844
         900   Hershey Foods Corp.                                        65,412
       2,600   Kellogg Co.                                                86,710
       3,300   Kimberly-Clark Corp.                                      169,356
       4,900   Kroger Co. (The)*                                          87,563
         900   McCormick & Co., Inc.                                      24,678
       1,800   Pepsi Bottling Group, Inc. (The)                           37,044
      74,400   PepsiCo, Inc.                                           3,409,752
       1,200   Plum Creek Timber Co., Inc.                                30,528
      26,700   Procter & Gamble Co.                                    2,478,294
         500   R.J. Reynolds Tobacco Holdings, Inc.                       19,770

See Notes to Financial Statements

SHARES                                                                VALUE
------------                                                     ---------------
       2,900   Safeway, Inc.*                                    $        66,526
       5,100   Sara Lee Corp.                                             93,636
         900   SUPERVALU, Inc.                                            21,474
      57,900   Sysco Corp.                                             1,893,909
       1,100   UST, Inc.                                                  38,698
      84,000   Wal-Mart Stores, Inc.                                   4,691,400
      56,100   Walgreen Co.                                            1,718,904
       1,500   William Wrigley Jr. Co.                                    82,950
         900   Winn-Dixie Stores, Inc.                                     8,685
                                                                 ---------------
                                                                      24,102,521
                                                                 ---------------
               ENERGY                                      6.3%
         600   Amerada Hess Corp.                                         30,060
       1,600   Anadarko Petroleum Corp.                                   66,816
       1,100   Apache Corp.                                               76,274
         400   Ashland, Inc.                                              13,140
      51,600   Baker Hughes, Inc.                                      1,526,844
      15,775   BJ Services Co.*                                          539,032
      21,300   BP Plc--Sponsored ADR                                     896,730
       1,300   Burlington Resources, Inc.                                 62,660
      17,425   ChevronTexaco Corp.                                     1,245,016
       4,400   ConocoPhillips                                            240,900
       1,500   Devon Energy Corp.                                         72,285
         700   EOG Resources, Inc.                                        29,218
      86,200   Exxon Mobil Corp.                                       3,154,920
       2,800   Halliburton Co.                                            67,900
         700   Kerr-McGee Corp.                                           31,248
       2,000   Marathon Oil Corp.                                         57,000
         900   Nabors Industries Ltd.*                                    33,534
      19,400   Noble Corp.*                                              659,406
       2,500   Occidental Petroleum Corp.                                 88,075
         600   Rowan Cos., Inc.*                                          14,748
      13,775   Schlumberger Ltd.                                         666,710
         500   Sunoco, Inc.                                               20,110
       2,100   Transocean, Inc.*                                          42,000
       1,700   Unocal Corp.                                               53,584
                                                                 ---------------
                                                                       9,688,210
                                                                 ---------------
               FINANCIALS                                 16.5%
      39,500   Accenture Ltd., Class A*                                  882,430
       1,700   ACE Ltd.                                                   56,236
      17,600   AFLAC, Inc.                                               568,480
       4,600   Allstate Corp. (The)                                      168,038
         700   Ambac Financial Group, Inc.                                44,800
       8,400   American Express Co.                                      378,504
      33,600   American International Group, Inc.                      1,938,720
       2,300   AmSouth Bancorp.                                           48,806
       2,000   Aon Corp.                                                  41,700
         600   Apartment Investment & Management Co.                      23,616
       9,800   Bank of America Corp.                                     764,792
       5,000   Bank of New York Co., Inc.                                145,550
       7,400   Bank One Corp.                                            286,010
       3,600   BB&T Corp.                                                129,276
         600   Bear Stearns Cos., Inc.                                    44,880
       1,500   Capital One Financial Corp.                                85,560
       8,800   Charles Schwab Corp.                                      104,808
       1,500   Charter One Financial, Inc.                                45,900
       1,200   Chubb Corp.                                                77,856
       1,000   Cincinnati Financial Corp.                                 39,960
      80,300   Citigroup, Inc.                                         3,654,452
       1,100   Comerica, Inc.                                             51,260
         900   Countrywide Financial Corp.                                70,452
       2,600   Equity Office Properties Trust                             71,578
       1,800   Equity Residential                                $        52,704
      40,500   Fannie Mae                                              2,843,100
         700   Federated Investors, Inc.                                  19,390
      14,725   Fifth Third Bancorp                                       813,851
         800   First Tennessee National Corp.                             33,968
       6,800   FleetBoston Financial Corp.                               205,020
      16,025   Franklin Resources, Inc.                                  708,465
       4,500   Freddie Mac                                               235,575
       3,100   Golden West Financial Corp.                               277,481
      11,200   Goldman Sachs Group, Inc. (The)                           939,680
       6,275   Hartford Financial Services Group, Inc.                   330,253
       1,500   Huntington Bancshares, Inc.                                29,685
      13,200   J.P. Morgan Chase & Co.                                   453,156
       1,600   Janus Capital Group, Inc.                                  22,352
         900   Jefferson-Pilot Corp.                                      39,942
       1,900   John Hancock Financial Services, Inc.                      64,220
       2,800   KeyCorp                                                    71,596
       1,600   Lehman Brothers Holdings, Inc.                            110,528
       1,200   Lincoln National Corp.                                     42,456
       1,200   Loews Corp.                                                48,444
       5,450   M&T Bank Corp.                                            475,785
      21,825   Marsh & McLennan Cos., Inc.                             1,039,088
       1,500   Marshall & Ilsley Corp.                                    47,280
         900   MBIA, Inc.                                                 49,473
       8,300   MBNA Corp.                                                189,240
       2,800   Mellon Financial Corp.                                     84,392
      25,500   Merrill Lynch & Co., Inc.                               1,365,015
       4,900   MetLife, Inc.                                             137,445
         600   MGIC Investment Corp.                                      31,242
       1,000   Moody's Corp.                                              54,970
       7,100   Morgan Stanley                                            358,266
       4,000   National City Corp.                                       117,840
       1,000   North Fork Bancorp., Inc.                                  34,750
       1,800   PNC Financial Services Group, Inc.                         85,644
       2,100   Principal Financial Group, Inc.                            65,079
       1,400   Progressive Corp. (The)                                    96,754
       1,200   ProLogis                                                   36,300
       1,900   Providian Financial Corp.*                                 22,401
       3,600   Prudential Financial, Inc.                                134,496
       1,400   Regions Financial Corp.                                    47,950
      13,725   SAFECO Corp.                                              483,944
       1,200   Simon Property Group, Inc.                                 52,296
       2,900   SLM Corp.                                                 112,984
       2,200   SouthTrust Corp.                                           64,658
       1,500   St. Paul Cos., Inc. (The)                                  55,545
       2,200   State Street Corp.                                         99,000
       1,800   SunTrust Banks, Inc.                                      108,666
       2,000   Synovus Financial Corp.                                    49,980
         800   T. Rowe Price Group, Inc.                                  33,008
         800   Torchmark Corp.                                            32,512
       6,600   Travelers Property Casualty Corp., Class B                104,808
      12,500   U.S. Bancorp                                              299,875
       1,300   Union Planters Corp.                                       41,132
       1,900   UnumProvident Corp.                                        28,063
       8,800   Wachovia Corp.                                            362,472
       6,100   Washington Mutual, Inc.                                   240,157
      27,125   Wells Fargo & Co.                                       1,396,938
         900   XL Capital Ltd., Class A                                   69,696
         600   Zions Bancorp.                                             33,510
                                                                 ---------------
                                                                      25,208,184
                                                                 ---------------

See Notes to Financial Statements

SHARES                                                                VALUE
------------                                                     ---------------
               HEALTH CARE                                19.6%
      10,200   Abbott Laboratories                               $       434,010
       1,000   Aetna, Inc.                                                61,030
         800   Allergan, Inc.                                             62,984
       7,325   AmerisourceBergen Corp.                                   395,916
      42,400   Amgen, Inc.*                                            2,737,768
         900   Anthem, Inc.*                                              64,197
       1,400   Applera Corp. (Applied Biosystems Group)                   31,234
         300   Bausch & Lomb, Inc.                                        13,245
       3,900   Baxter International, Inc.                                113,334
       1,700   Becton, Dickinson & Co.                                    61,404
       1,000   Biogen, Inc.*                                              38,230
       1,700   Biomet, Inc.                                               57,137
      10,700   Boston Scientific Corp.*                                  682,660
      12,600   Bristol-Myers Squibb Co.                                  323,316
         300   C.R. Bard, Inc.                                            21,300
      28,850   Cardinal Health, Inc.                                   1,684,552
       1,200   Chiron Corp.*                                              62,028
         900   CIGNA Corp.                                                40,185
       7,300   Eli Lilly & Co.                                           433,620
         500   Express Scripts, Inc., Class A*                            30,575
       2,400   Forest Laboratories, Inc.*                                123,480
       7,000   Genentech, Inc.*                                          560,980
       1,400   Genzyme Corp.*                                             64,750
       2,000   Guidant Corp.                                              93,700
       3,300   HCA, Inc.                                                 121,638
       1,600   Health Management Associates, Inc., Class A                34,896
       1,100   Humana, Inc.*                                              19,855
       1,600   IMS Health, Inc.                                           33,760
      58,300   Johnson & Johnson                                       2,887,016
       1,600   King Pharmaceuticals, Inc.*                                24,240
         600   Manor Care, Inc.                                           18,000
       1,900   McKesson Corp.                                             63,251
       1,800   Medco Health Solutions, Inc.*                              46,674
       1,600   MedImmune, Inc.*                                           52,816
      30,725   Medtronic, Inc.                                         1,441,617
      50,600   Merck & Co., Inc.                                       2,561,372
         300   Millipore Corp.*                                           13,818
     232,500   Pfizer, Inc.                                            7,063,349
         700   Quest Diagnostics, Inc.*                                   42,448
       9,600   Schering-Plough Corp.                                     146,304
      14,000   St. Jude Medical, Inc.*                                   752,780
       8,950   Stryker Corp.                                             674,025
       3,000   Tenet Healthcare Corp.*                                    43,440
      28,400   Teva Pharmaceutical Industries Ltd.-- ADR               1,623,060
       3,900   UnitedHealth Group, Inc.                                  196,248
         700   Watson Pharmaceuticals, Inc.*                              29,183
      11,950   Wellpoint Health Networks, Inc.*                          921,106
      64,300   Wyeth                                                   2,964,229
       1,500   Zimmer Holdings, Inc.*                                     82,650
                                                                 ---------------
                                                                      30,049,410
                                                                 ---------------
               INDUSTRIALS                                 9.5%
      18,800   3M Co.                                                  1,298,516
       1,400   Allied Waste Industries, Inc.*                             15,120
       1,300   American Power Conversion Corp.                            22,282
         500   American Standard Cos., Inc.*                              42,125
       1,100   Apollo Group, Inc., Class A*                               72,633
         700   Avery Dennison Corp.                                       35,364
       5,500   Boeing Co. (The)                                          188,815
       2,400   Burlington Northern Santa Fe Corp.                         69,288
       2,200   Caterpillar, Inc.                                         151,448
       6,600   Cendant Corp.*                                    $       123,354
       1,100   Cintas Corp.                                               40,524
         600   Cooper Industries Ltd.                                     28,818
         400   Crane Co.                                                   9,364
       1,400   CSX Corp.                                                  40,950
         300   Cummins, Inc.                                              13,329
       5,025   Danaher Corp.                                             371,147
       1,600   Deere & Co.                                                85,296
         800   Delta Air Lines, Inc.                                      10,640
         400   Deluxe Corp.                                               16,056
       1,300   Dover Corp.                                                45,981
         500   Eaton Corp.                                                44,310
       2,700   Emerson Electric Co.                                      142,155
         900   Equifax, Inc.                                              20,043
       1,900   FedEx Corp.                                               122,417
         500   Fluor Corp.                                                18,665
       1,300   General Dynamics Corp.                                    101,478
     164,500   General Electric Co.                                    4,903,745
         800   Goodrich Corp.                                             19,392
       1,200   H&R Block, Inc.                                            51,780
       5,600   Honeywell International, Inc.                             147,560
       2,000   Illinois Tool Works, Inc.                                 132,520
       1,100   Ingersoll-Rand Co. Ltd.                                    58,784
         600   ITT Industries, Inc.                                       35,904
      21,400   Lockheed Martin Corp.                                     987,610
       3,100   Masco Corp.                                                75,888
         700   Monster Worldwide, Inc.*                                   17,626
         400   Navistar International Corp.*                              14,912
       2,500   Norfolk Southern Corp.                                     46,250
       1,200   Northrop Grumman Corp.                                    103,464
         800   PACCAR, Inc.                                               59,752
         800   Pall Corp.                                                 17,952
         800   Parker-Hannifin Corp.                                      35,760
       1,500   Pitney Bowes, Inc.                                         57,480
         500   Power-One, Inc.*                                            5,145
         700   R.R. Donnelley & Sons Co.                                  17,409
       2,700   Raytheon Co.                                               75,600
       1,100   Robert Half International, Inc.*                           21,450
       1,200   Rockwell Automation, Inc.                                  31,500
       1,200   Rockwell Collins, Inc.                                     30,300
         400   Ryder System, Inc.                                         11,728
       5,100   Southwest Airlines Co.                                     90,270
         900   Textron, Inc.                                              35,505
         400   Thomas & Betts Corp.*                                       6,340
      13,000   Tyco International Ltd.                                   265,590
       1,700   Union Pacific Corp.                                        98,889
      28,550   United Parcel Service, Inc.                             1,821,490
      25,700   United Technologies Corp.                               1,986,096
         600   W.W. Grainger, Inc.                                        28,530
       3,900   Waste Management, Inc.                                    102,063
                                                                 ---------------
                                                                      14,524,402
                                                                 ---------------
               INFORMATION TECHNOLOGY                     16.3%
       5,200   ADC Telecommunications, Inc.*                              12,116
       1,500   Adobe Systems, Inc.                                        58,890
       2,300   Advanced Micro Devices, Inc.*                              25,553
       3,100   Agilent Technologies, Inc.*                                68,541
       2,500   Altera Corp.*                                              47,250
       2,400   Analog Devices, Inc.*                                      91,248
       1,000   Andrew Corp.*                                              12,290
       2,400   Apple Computer, Inc.*                                      49,512
      10,800   Applied Materials, Inc.*                                  195,912

See Notes to Financial Statements

SHARES                                                                VALUE
------------                                                     ---------------
       2,000   Applied Micro Circuits Corp.*                     $         9,740
         700   Autodesk, Inc.                                             11,914
      15,650   Automatic Data Processing, Inc.                           561,053
       2,700   Avaya, Inc*                                                29,430
       1,500   BMC Software, Inc.*                                        20,895
       1,900   Broadcom Corp.*                                            50,578
       3,100   CIENA Corp.*                                               18,321
      90,700   Cisco Systems, Inc.*                                    1,772,278
       1,100   Citrix Systems, Inc.*                                      24,288
       3,800   Computer Associates International, Inc.                    99,218
       1,200   Computer Sciences Corp.*                                   45,084
       2,500   Compuware Corp.*                                           13,400
       1,200   Comverse Technology, Inc.*                                 17,952
       3,200   Concord EFS, Inc.*                                         43,744
       1,000   Convergys Corp.*                                           18,340
       8,200   Corning, Inc.*                                             77,244
      66,700   Dell, Inc.*                                             2,227,113
      10,350   Electronic Arts, Inc.*                                    954,581
       3,100   Electronic Data Systems Corp.                              62,620
      14,200   EMC Corp.*                                                179,346
       4,900   First Data Corp.                                          195,804
       1,300   Fiserv, Inc.*                                              47,099
       2,100   Gateway, Inc.*                                             11,886
      60,500   Hewlett-Packard Co.                                     1,171,280
      98,300   Intel Corp.                                             2,704,232
      19,000   International Business Machines Corp.                   1,678,270
       1,300   Intuit, Inc.*                                              62,712
       1,300   Jabil Circuit, Inc.*                                       33,865
       9,300   JDS Uniphase Corp.*                                        33,480
       1,200   KLA-Tencor Corp.*                                          61,680
         800   Lexmark International Group, Inc., Class A*                50,408
       2,000   Linear Technology Corp.                                    71,620
       2,400   LSI Logic Corp.*                                           21,576
      26,900   Lucent Technologies, Inc.*                                 58,104
      17,700   Maxim Integrated Products, Inc.                           699,150
         600   Mercury Interactive Corp.*                                 27,246
       4,000   Micron Technology, Inc.*                                   53,680
     225,300   Microsoft Corp.                                         6,261,086
       1,200   Molex, Inc.                                                34,308
      15,100   Motorola, Inc.                                            180,747
       1,200   National Semiconductor Corp.*                              38,748
         600   NCR Corp.*                                                 19,014
       2,200   Network Appliance, Inc.*                                   45,166
       2,400   Novell, Inc.*                                              12,792
       1,000   Novellus Systems, Inc.*                                    33,750
       1,000   NVIDIA Corp.*                                              15,911
     137,900   Oracle Corp.*                                           1,547,238
       1,700   Parametric Technology Corp.*                                5,304
       2,500   Paychex, Inc.                                              84,825
       2,400   PeopleSoft, Inc.*                                          43,656
         800   PerkinElmer, Inc.                                          12,248
       1,100   PMC-Sierra, Inc.*                                          14,510
         600   QLogic Corp.*                                              28,206
      17,650   QUALCOMM, Inc.                                            734,946
         900   Sabre Holdings Corp.                                       19,341
       3,300   Sanmina-SCI Corp.*                                         32,010
       7,500   SAP AG--ADR                                               228,075
       1,000   Scientific-Atlanta, Inc.                                   31,150
       3,200   Siebel Systems, Inc.*                                      31,104
       5,400   Solectron Corp.*                                           31,590
      21,000   Sun Microsystems, Inc.*                                    69,510
       1,900   SunGard Data Systems, Inc.*                                49,989
       1,000   Symantec Corp.*                                   $        63,020
       1,500   Symbol Technologies, Inc.                                  17,925
         600   Tektronix, Inc.*                                           14,850
       2,700   Tellabs, Inc.*                                             18,333
       1,200   Teradyne, Inc.*                                            22,320
      11,300   Texas Instruments, Inc.                                   257,640
       1,100   Thermo Electron Corp.*                                     23,870
       2,100   Unisys Corp.*                                              28,413
      18,475   VERITAS Software Corp.*                                   580,115
         800   Waters Corp.*                                              21,944
       5,100   Xerox Corp.*                                               52,326
       2,200   Xilinx, Inc.*                                              62,722
       9,225   Yahoo!, Inc.*                                             326,381
                                                                 ---------------
                                                                      24,875,626
                                                                 ---------------
               MATERIALS                                   1.2%
       6,850   Air Products & Chemicals, Inc.                            308,935
       5,500   Alcoa, Inc.                                               143,880
         500   Allegheny Technologies, Inc.                                3,275
         400   Ball Corp.                                                 21,600
         300   Bemis Co., Inc.                                            13,290
         400   Boise Cascade Corp.                                        11,040
       6,000   Dow Chemical Co. (The)                                    195,240
       6,500   E.I. Du Pont De Nemours & Co.                             260,065
         500   Eastman Chemical Co.                                       16,750
       1,700   Ecolab, Inc.                                               42,925
         800   Engelhard Corp.                                            22,136
       1,100   Freeport-McMoRan Copper & Gold, Inc.,
                 Class B                                                  36,410
       1,600   Georgia-Pacific Corp.                                      38,784
         300   Great Lakes Chemical Corp.                                  6,033
         700   Hercules, Inc.*                                             7,931
         600   International Flavors & Fragrances, Inc.                   19,848
       3,100   International Paper Co.                                   120,962
         700   Louisiana-Pacific Corp.*                                    9,646
       1,300   MeadWestvaco Corp.                                         33,150
       1,700   Monsanto Co.                                               40,698
       2,600   Newmont Mining Corp.                                      101,634
         500   Nucor Corp.                                                22,940
       1,000   Pactiv Corp.*                                              20,280
         600   Phelps Dodge Corp.*                                        28,080
       1,100   PPG Industries, Inc.                                       57,442
       1,100   Praxair, Inc.                                              68,145
       1,400   Rohm & Haas Co.                                            46,830
         500   Sealed Air Corp.*                                          23,615
         500   Sigma-Aldrich Corp.                                        25,970
         400   Temple-Inland, Inc.                                        19,420
         700   United States Steel Corp.                                  12,866
         700   Vulcan Materials Co.                                       27,937
       1,400   Weyerhaeuser Co.                                           81,830
         600   Worthington Industries, Inc.                                7,536
                                                                 ---------------
                                                                       1,897,123
                                                                 ---------------
               TELECOMMUNICATIONS                          3.0%
       2,000   Alltel Corp.                                               92,680
       5,100   AT&T Corp.                                                109,905
      17,700   AT&T Wireless Services, Inc.*                             144,786
      12,000   BellSouth Corp.                                           284,160
         900   CenturyTel, Inc.                                           30,501
       1,800   Citizens Communications Co.*                               20,178
       6,700   Nextel Communications, Inc., Class A*                     131,923
      59,600   Nokia Corp.--ADR                                          929,760
      11,000   Qwest Communications International, Inc.*                  37,400
      41,375   SBC Communications, Inc.                                  920,594

See Notes to Financial Statements

SHARES                                                                VALUE
------------                                                     ---------------
       5,900   Sprint FON Group                                  $        89,090
       6,700   Sprint PCS Group*                                          38,391
      17,900   Verizon Communications, Inc.                              580,676
      56,400   Vodafone Group Plc--ADR                                 1,142,100
                                                                 ---------------
                                                                       4,552,144
                                                                 ---------------
               UTILITIES                                   1.1%
       4,000   AES Corp. (The)*                                           29,680
         800   Allegheny Energy, Inc.*                                     7,312
       1,000   Ameren Corp.                                               42,910
       2,600   American Electric Power Co., Inc.                          78,000
       2,500   Calpine Corp.*                                             12,225
       2,000   CenterPoint Energy, Inc.                                   18,340
       1,100   Cinergy Corp.                                              40,370
         900   CMS Energy Corp.                                            6,633
       1,500   Consolidated Edison, Inc.                                  61,140
       1,100   Constellation Energy Group, Inc.                           39,358
       2,000   Dominion Resources, Inc.                                  123,800
       1,100   DTE Energy Co.                                             40,579
       5,900   Duke Energy Corp.                                         105,079
       2,400   Dynegy, Inc.*                                               8,640
       2,100   Edison International*                                      40,110
       3,900   El Paso Corp.                                              28,470
       1,500   Entergy Corp.                                              81,225
       2,100   Exelon Corp.                                              133,350
       2,100   FirstEnergy Corp.                                          66,990
       1,200   FPL Group, Inc.                                            75,840
       1,000   KeySpan Corp.                                              35,080
         800   Kinder Morgan, Inc.                                        43,208
         300   Nicor, Inc.*                                               10,542
       1,700   NiSource, Inc.                                             33,966
         200   Peoples Energy Corp.                                        8,276
       2,700   PG&E Corp.*                                                64,530
         600   Pinnacle West Capital Corp.                                21,300
       1,100   PPL Corp.                                                  45,045
       1,600   Progress Energy, Inc.                                      71,136
       1,500   Public Service Enterprise Group, Inc.                      63,000
       1,400   Sempra Energy                                              41,104
       4,700   Southern Co.                                              137,804
       1,200   TECO Energy, Inc.                                          16,584
       2,100   TXU Corp.                                                  49,476
       3,400   Williams Cos., Inc. (The)                                  32,028
       2,600   Xcel Energy, Inc.                                          40,222
                                                                 ---------------
                                                                       1,753,352
                                                                 ---------------
Total Common Stocks (Cost $137,810,089)                          $   149,708,472
                                                                 ---------------

PRINCIPAL
AMOUNT                                                                VALUE
------------                                                     ---------------
UNITED STATES GOVERNMENT &
  AGENCY OBLIGATION                                0.1%
$     90,000   U.S. Treasury Bill,
                 0.86%, 10/16/03**                               $        89,968
                                                                 ---------------
Total United States Government &
  Agency Obligation (Cost $89,968)                               $        89,968
                                                                 ---------------
REPURCHASE AGREEMENT                               2.5%
$  3,777,322   Bear Stearns & Co., Inc.,
                 0.96%, Due 10/1/03, Repurchase
                 price $3,777,423, Collateralized
                 by U.S. Treasury Strips                         $     3,777,322
                                                                 ---------------
Total Repurchase Agreement (Cost $3,777,322)                     $     3,777,322
                                                                 ---------------
REPURCHASE AGREEMENT HELD AS
  COLLATERAL FOR SECURITIES LENDING                1.7%
$  2,556,263   Bear Stearns & Co., Inc.,
                 0.96%, Due 10/1/03, Repurchase
                 price  $2,556,331, Collateralized
                 by U.S. Treasury Strips                         $     2,556,263
                                                                 ---------------
Total Repurchase Agreement Held as
  Collateral for Securities Lending
  (Cost $2,556,263)                                              $     2,556,263
                                                                 ---------------
Total Investments (Cost $144,233,642)                    102.0%   $   156,132,025
Liabilities in excess of other assets                     (2.0)%       (3,070,494)
                                                        ------   ---------------
Net Assets                                               100.0%   $   153,061,531
                                                        ======   ===============

*  Denotes non-income producing security.
** Serves as collateral for futures contracts.
ADR--American Depositary Receipt

                                                    NUMBER OF
FUTURES CONTRACTS                                   CONTRACTS         VALUE
                                                    ---------    ---------------
S&P 500 Index, expiring December 20, 2003,
  (notional amount $1,013,375)                              4    $       994,100

See Notes to Financial Statements

Statement of Assets and Liabilities                           September 30, 2003

ASSETS:
  Investments in securities at value (cost $144,233,642)--Note 2(A)                              $    156,132,025
  Receivable for investments sold                                                                         245,958
  Dividends and interest receivable                                                                        88,212
  Other assets                                                                                              2,946
                                                                                                 ----------------
                                                                                                      156,469,141
LIABILITIES:
  Payable for investments purchased                                           $        676,996
  Payable upon return of securities on loan--Note 4                                  2,556,263
  Net payable for variation margin on futures contracts                                 10,100
  Payable to investment managers'                                                       51,099
  Accrued expenses                                                                     113,152          3,407,610
                                                                              ----------------   ----------------
NET ASSETS at value, applicable to 2,169,946 outstanding units
  of beneficial interest--Note 5                                                                 $    153,061,531
                                                                                                 ================
NET ASSET VALUE offering and redemption price per unit
  ($153,061,531 divided by 2,169,946 units)                                                      $          70.54
                                                                                                 ================

Statement of Operations                            Year Ended September 30, 2003

NET INVESTMENT INCOME:
  Investment Income:
    Dividends                                                                 $      1,391,558
    Interest                                                                            65,694
    Securities lending                                                                  24,807
                                                                              ----------------
      Total Investment Income                                                                    $      1,482,059
  Expenses:
    Investment managers' fees--Note 3(A)                                               744,943
    Shareholder servicing fees and expenses--Note 3(B)                                 627,885
    Custodian fees and expenses                                                         28,923
    Legal and Auditing fees                                                             37,819
    Consultant fees                                                                     14,408
    Trustees' fees and expenses--Note 3(C)                                              36,020
    Printing and Postage                                                                16,523
    Insurance                                                                           23,962
    Other                                                                               34,752
                                                                              ----------------
      Total Expenses                                                                                    1,565,235
                                                                                                 ----------------
NET INVESTMENT LOSS                                                                                       (83,176)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
  Net realized gain on investments                                                  20,944,741
  Net realized gain on futures                                                           1,625
  Net increase in unrealized appreciation on investments                               198,656
  Net decrease in unrealized depreciation on futures                                   (19,275)
                                                                              ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                        21,125,747
                                                                                                 ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $     21,042,571
                                                                                                 ================

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                 YEAR ENDED         YEAR ENDED
                                                                                 9/30/2003          9/30/2002
                                                                              ----------------   ----------------
OPERATIONS:
  Net investment gain (loss)                                                  $        (83,176)  $        690,507
  Net realized gain on investments                                                  20,946,366          6,199,193
  Net increase (decrease) in unrealized appreciation (depreciation)                    179,381        (43,418,941)
                                                                              ----------------   ----------------
  Net increase (decrease) in net assets resulting from operations                   21,042,571        (36,529,241)
                                                                              ----------------   ----------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                               27,107,621         35,926,302
  Value of units redeemed                                                          (23,970,511)       (23,199,477)
                                                                              ----------------   ----------------
  Net increase in net assets resulting from capital transactions                     3,137,110         12,726,825
                                                                              ----------------   ----------------
  Net increase (decrease)                                                           24,179,681        (23,802,416)
NET ASSETS at beginning of year                                                    128,881,850        152,684,266
                                                                              ----------------   ----------------
NET ASSETS at end of year                                                     $    153,061,531   $    128,881,850
                                                                              ================   ================

See Notes to Financial Statements

VALUE EQUITY FUND

Statement of Investments
September 30, 2003

SHARES                                                                VALUE
------------                                                     ---------------
COMMON STOCKS                                      94.8%
               CONSUMER DISCRETION                       11.4%
      19,350   Black & Decker Corp. (The)                        $       784,643
      10,000   Clear Channel Communications, Inc.                        383,000
      31,000   Foot Locker, Inc.                                         502,200
      12,600   Gannett Co., Inc.                                         977,256
      20,800   Lear Corp.*                                             1,094,912
      80,000   Liberty Media Corp., Class A*                             797,600
      30,000   Mattel, Inc.                                              568,800
      32,000   McDonald's Corp.                                          753,280
      40,000   Metro-Goldwyn-Mayer, Inc.*                                613,600
      98,000   TJX Cos., Inc. (The)                                    1,903,160
      20,000   Viacom, Inc., Class B                                     766,000
                                                                 ---------------
                                                                       9,144,451
                                                                 ---------------
               CONSUMER STAPLES                           6.7%
      15,000   Adolph Coors Co., Class B                                 806,400
      20,000   Altria Group, Inc.                                        876,000
      25,500   Kimberly-Clark Corp.                                    1,308,660
       9,500   Procter & Gamble Co.                                      881,790
      66,000   Safeway, Inc.*                                          1,514,040
                                                                 ---------------
                                                                       5,386,890
                                                                 ---------------
               ENERGY                                    15.5%
      26,200   Apache Corp.                                            1,816,708
      20,502   BP Plc--Sponsored ADR                                     863,134
      29,500   ChevronTexaco Corp.                                     2,107,775
      33,000   Cooper Cameron Corp.*                                   1,524,930
      15,300   ENSCO International, Inc.                                 410,346
      65,028   Exxon Mobil Corp.                                       2,380,025
      69,500   Halliburton Co.                                         1,685,375
      32,000   Nabors Industries Ltd.*                                 1,192,320
      25,000   XTO Energy, Inc.                                          524,750
                                                                 ---------------
                                                                      12,505,363
                                                                 ---------------
               FINANCIALS                                23.2%
      25,000   Allstate Corp. (The)                                      913,250
      13,680   American International Group, Inc.                        789,336
      20,000   Bank of America Corp.                                   1,560,800
      89,256   Citigroup, Inc.                                         4,062,040
      30,000   GreenPoint Financial Corp.                                895,800
      15,600   Lehman Brothers Holdings, Inc.                          1,077,648
      22,000   Marsh & McLennan Cos., Inc.                             1,047,420
      36,000   Morgan Stanley                                          1,816,560
      36,500   SouthTrust Corp.                                        1,072,735
      34,835   Travelers Property Casualty Corp., Class A                553,180
      30,500   Wachovia Corp.                                          1,256,295
      50,000   Washington Mutual, Inc.                                 1,968,500
      31,500   Wells Fargo & Co.                                       1,622,250
                                                                 ---------------
                                                                      18,635,814
                                                                 ---------------
               HEALTH CARE                                7.4%
      22,000   Forest Laboratories, Inc.*                              1,131,900
      38,000   Guidant Corp.                                           1,780,300
      18,000   HCA, Inc.                                                 663,480
      22,500   Merck & Co., Inc.                                       1,138,950
      42,000   Pfizer, Inc.                                            1,275,960
                                                                 ---------------
                                                                       5,990,590
                                                                 ---------------
               INDUSTRIALS                                6.9%
      15,500   General Dynamics Corp.                            $     1,209,930
      56,000   General Electric Co.                                    1,669,360
      18,000   ITT Industries, Inc.                                    1,077,120
      60,000   Waste Management, Inc.                                  1,570,200
                                                                 ---------------
                                                                       5,526,610
                                                                 ---------------
               INFORMATION TECHNOLOGY                     8.5%
      66,000   Hewlett-Packard Co.                                     1,277,760
      30,000   International Business Machines Corp.                   2,649,900
     190,000   Lucent Technologies, Inc.*                                410,400
      55,000   Microsoft Corp.                                         1,528,450
      24,000   Taiwan Semiconductor Manufacturing
                 Co. Ltd.--Sponsored ADR*                                259,920
      55,000   Western Digital Corp.*                                    708,950
                                                                 ---------------
                                                                       6,835,380
                                                                 ---------------
               MATERIALS                                  5.9%
      51,000   Alcoa, Inc.                                             1,334,160
      20,600   Cemex SA de CV--Sponsored ADR                             513,970
      28,500   Engelhard Corp.                                           788,595
      12,300   Praxair, Inc.                                             761,985
      23,300   Weyerhaeuser Co.                                        1,361,885
                                                                 ---------------
                                                                       4,760,595
                                                                 ---------------
               TELECOMMUNICATIONS                         6.5%
      55,300   Nextel Communications, Inc., Class A*                   1,088,857
     120,000   SBC Communications, Inc.                                2,670,000
      48,500   Telefonos de Mexico SA de CV--Sponsored
                 ADR                                                   1,481,675
                                                                 ---------------
                                                                       5,240,532
                                                                 ---------------
               UTILITIES                                  2.8%
      10,000   Exelon Corp.                                              635,000
      12,000   FirstEnergy Corp.                                         382,800
      29,500   PPL Corp.                                               1,208,025
                                                                 ---------------
                                                                       2,225,825
                                                                 ---------------
Total Common Stocks (Cost $71,050,405)                           $    76,252,050
                                                                 ---------------
CONVERTIBLE PREFERRED STOCKS                        0.7%
               TELECOMMUNICATIONS                         0.7%
      15,700   Motorola, Inc., 7.00%                             $       595,344
                                                                 ---------------
Total Convertible Preferred Stocks (Cost $604,771)               $       595,344
                                                                 ---------------

PRINCIPAL
AMOUNT
------------
REPURCHASE AGREEMENT                               5.4%
$  4,339,984   Bear Stearns & Co., Inc., 0.96%,
                 Due 10/1/03, Repurchase price
                 $4,340,100, Collateralized by
                 U.S. Treasury Strips                            $     4,339,984
                                                                 ---------------
Total Repurchase Agreement (Cost $4,339,984)                     $     4,339,984
                                                                 ---------------
REPURCHASE AGREEMENT HELD AS
  COLLATERAL FOR SECURITIES LENDING                4.8%
$  3,850,818   Bear Stearns & Co., Inc., 0.96%,
                 Due 10/1/03, Repurchase price
                  $3,850,921, Collateralized by
                  U.S. Treasury Strips                           $     3,850,818
                                                                 ---------------
Total Repurchase Agreement Held as
  Collateral for Securities Lending
  (Cost $3,850,818)                                              $     3,850,818
                                                                 ---------------
Total Investments (Cost $79,845,978)                    105.7%   $    85,038,196
Liabilities in excess of other assets                    (5.7)%       (4,614,747)
                                                        -----    ---------------
Net Assets                                              100.0%   $    80,423,449
                                                        =====    ===============

* Denotes non-income producing security.
ADR--American Depositary Receipt

See Notes to Financial Statements

Statement of Assets and Liabilities                           September 30, 2003

ASSETS:
  Investments in securities at value (cost $79,845,978)--Note 2(A)                               $     85,038,196
  Receivable for investments sold                                                                         957,128
  Dividends and interest receivable                                                                        73,484
  Other assets                                                                                              2,946
                                                                                                 ----------------
                                                                                                       86,071,754
LIABILITIES:
  Payable for investments purchased                                           $      1,680,025
  Payable upon return of securities on loan--Note 4                                  3,850,818
  Payable to investment manager                                                         37,328
  Accrued expenses                                                                      80,134          5,648,305
                                                                              ----------------   ----------------
NET ASSETS at value, applicable to 1,063,383 outstanding units
  of beneficial interest--Note 5                                                                 $     80,423,449
                                                                                                 ================
NET ASSET VALUE offering and redemption price per unit
  ($80,423,449 divided by 1,063,383 units)                                                       $          75.63
                                                                                                 ================

Statement of Operations                            Year Ended September 30, 2003

NET INVESTMENT INCOME:
  Investment Income:
    Dividends                                                                 $      1,596,452
    Interest                                                                            54,640
    Securities lending                                                                  11,346
                                                                              ----------------
      Total Investment Income                                                                    $      1,662,438
  Expenses:
    Investment manager's fees--Note 3(A)                                               422,818
    Shareholder servicing fees and expenses--Note 3(B)                                 374,673
    Custodian fees and expenses                                                         20,056
    Legal and Auditing fees                                                             37,812
    Consultant fees                                                                     13,810
    Trustees' fees and expenses--Note 3(C)                                              36,019
    Printing and Postage                                                                16,523
    Insurance                                                                           12,423
    Other                                                                               51,795
                                                                              ----------------
      Total Expenses                                                                                      985,929
                                                                                                 ----------------
NET INVESTMENT INCOME                                                                                     676,509
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
  Net realized loss on investments                                                  (2,101,500)
  Net realized gain on options written                                                 205,092
  Net increase in unrealized appreciation on investments                            13,363,041
                                                                              ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                        11,466,633
                                                                                                 ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $     12,143,142
                                                                                                 ================

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                 YEAR ENDED         YEAR ENDED
                                                                                 9/30/2003          9/30/2002
                                                                              ----------------   ----------------
OPERATIONS:
  Net investment income                                                       $        676,509   $        636,196
  Net realized loss on investments and options written                              (1,896,408)        (4,538,947)
  Net increase (decrease) in unrealized appreciation (depreciation)                 13,363,041         (8,883,567)
                                                                              ----------------   ----------------
  Net increase (decrease) in net assets resulting from operations                   12,143,142   $    (12,786,318)
                                                                              ----------------   ----------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                               14,577,177         15,301,901
  Value of units redeemed                                                          (12,022,641)       (11,194,467)
                                                                              ----------------   ----------------
  Net increase in net assets resulting from capital transactions                     2,554,536          4,107,434
                                                                              ----------------   ----------------
  Net increase (decrease)                                                           14,697,678         (8,678,884)
NET ASSETS at beginning of year                                                     65,725,771         74,404,655
                                                                              ----------------   ----------------
NET ASSETS at end of year                                                     $     80,423,449   $     65,725,771
                                                                              ================   ================

See Notes to Financial Statements

EMERGING GROWTH EQUITY FUND
Statement of Investments
September 30, 2003

   SHARES                                                             VALUE
------------                                                     ---------------
COMMON STOCKS                       98.1%
               CONSUMER DISCRETION                       23.6%
       8,700   ADVO, Inc.*                                       $       362,181
       9,100   Aeropostale, Inc.*                                        246,155
       5,300   American Axle & Manufacturing
                 Holdings, Inc.*                                         156,774
       6,890   Angelica Corp.                                            130,910
       7,790   AnnTaylor Stores Corp.*                                   250,371
       4,800   Beazer Homes USA, Inc.*                                   405,120
      18,200   Blyth, Inc.                                               491,036
      12,135   Brightpoint, Inc.*                                        398,028
       6,300   CEC Entertainment, Inc.*                                  246,960
      10,790   Choice Hotels International, Inc.*                        313,126
      13,200   Claire's Stores, Inc.                                     441,672
      19,700   CSK Auto Corp.*                                           303,774
      12,900   Electronics Boutique Holdings Corp.*                      368,553
      28,700   Emmis Communications Corp., Class A*                      579,166
      24,100   ExpressJet Holdings, Inc.*                                332,580
      56,900   Fedders Corp.                                             330,020
      13,390   GameStop Corp.*                                           212,901
      12,490   Global Imaging Systems, Inc.*                             307,254
       4,890   GTECH Holdings Corp.                                      209,537
       9,000   Harte-Hanks, Inc.                                         165,960
      20,200   Hollywood Entertainment Corp.*                            343,400
      11,500   International Speedway Corp., Class A                     504,735
      13,990   John H. Harland Co.                                       370,315
      16,600   Journal Communications, Inc.*                             274,730
      25,800   Journal Register Co.*                                     483,750
      11,300   Lee Enterprises, Inc.                                     436,971
       8,300   McClatchy Co. (The), Class A                              493,684
      11,400   Meredith Corp.                                            526,338
      15,900   Modine Manufacturing Co.                                  378,420
      12,890   Movie Gallery, Inc.*                                      253,289
       3,400   Multimedia Games, Inc.*                                   123,726
      10,035   Pacific Sunwear of California, Inc.*                      207,323
      10,300   Pulitzer, Inc.                                            536,630
       4,400   RC2 Corp.*                                                 84,524
      21,190   Regis Corp.                                               680,199
      18,200   Ruby Tuesday, Inc.                                        438,802
      10,090   Ryland Group, Inc. (The)                                  737,680
      26,800   Service Corp. International*                              122,476
      17,590   ShopKo Stores, Inc.*                                      263,850
      16,500   Snap-on, Inc.                                             456,225
      33,700   Steak n Shake Co. (The)*                                  502,130
      11,390   Take-Two Interactive Software, Inc.*                      389,196
       7,890   Toro Co.                                                  355,050
       8,600   United Stationers, Inc.*                                  324,048
       4,490   University of Phoenix Online*                             298,944
       5,900   Winnebago Industries, Inc.                                263,022
                                                                 ---------------
                                                                      16,101,535
                                                                 ---------------
               CONSUMER STAPLES                           2.9%
       8,200   Brown Shoe Co., Inc.                                      259,940
       9,200   Kellwood Co.                                              307,740
      22,990   Nu Skin Enterprises, Inc., Class A                        293,123
      22,090   Russell Corp.                                             360,067
      10,700   Steiner Leisure Ltd.*                                     205,012
      11,290   Steven Madden Ltd.*                                       214,171
      12,000   Tootsie Roll Industries, Inc.                             372,000
                                                                 ---------------
                                                                       2,012,053
                                                                 ---------------
               ENERGY                                     3.5%
      15,490   Cabot Oil & Gas Corp.                             $       402,740
       7,200   CARBO Ceramics, Inc.                                      260,352
       7,090   Houston Exploration Co. (The)*                            248,859
       7,890   Newfield Exploration Co.*                                 304,317
       9,190   Oceaneering International, Inc.*                          216,149
      14,200   Offshore Logistics, Inc.*                                 288,260
      10,890   Oil States International, Inc.*                           138,194
      11,000   Stone Energy Corp.*                                       388,080
       5,600   Universal Compression Holdings, Inc.*                     120,512
                                                                 ---------------
                                                                       2,367,463
                                                                 ---------------
               FINANCIALS                                16.4%
      10,035   Aaron Rents, Inc.                                         210,233
      14,000   Arch Capital Group Ltd.*                                  462,140
       2,390   Bedford Property Investors, Inc.                           62,021
      23,200   Boston Private Financial Holdings, Inc.                   546,592
      12,190   Capital Automotive REIT                                   371,917
      24,600   Cash America International, Inc.                          403,440
       9,590   Chelsea Property Group, Inc.                              459,361
      11,990   City Holding Co.                                          398,068
      26,600   CompuCredit Corp.*                                        465,500
      14,700   Dime Community Bancshares                                 338,100
       4,690   Entertainment Properties Trust                            140,700
       9,000   Financial Federal Corp.*                                  274,590
       9,390   First BanCorp.                                            288,743
      22,600   Flagstar Bancorp, Inc.                                    518,670
       5,810   Glacier Bancorp, Inc.                                     159,368
       7,100   Greater Bay Bancorp                                       147,680
      17,400   HCC Insurance Holdings, Inc.                              505,992
      17,590   Hudson United Bancorp                                     618,639
       9,590   IPC Holdings Ltd.                                         335,650
      10,400   ITLA Capital Corp.*                                       443,144
      15,700   LaBranche & Co., Inc.                                     229,220
       3,890   LandAmerica Financial Group, Inc.                         178,318
       8,190   Macerich Co. (The)                                        309,173
       3,900   National Financial Partners Corp.*                        105,300
      17,685   New Century Financial Corp.                               500,839
      12,990   Oriental Financial Group, Inc.                            315,137
       8,890   Pacific Capital Bancorp                                   271,056
      17,990   R&G Finanical Corp., Class B                              525,308
       7,700   RLI Corp.                                                 253,484
       5,790   S&T Bancorp, Inc.                                         165,015
      11,990   South Financial Group, Inc.                               298,431
      13,990   Thornburg Mortgage, Inc.                                  354,367
       2,000   United Bankshares, Inc.                                    59,900
      12,300   W.P. Stewart & Co., Ltd.                                  257,070
       5,800   Wintrust Financial Corp.                                  218,486
                                                                 ---------------
                                                                      11,191,652
                                                                 ---------------
               HEALTH CARE                               16.1%
      15,700   Alaris Medical, Inc.*                                     260,620
      15,490   Alpharma, Inc., Class A                                   288,114
      19,590   American Medical Security Group, Inc.*                    397,873
      11,500   AMERIGROUP Corp.*                                         513,245
      12,000   Apria Healthcare Group, Inc.*                             328,560
       6,500   Bradley Pharmaceuticals, Inc.*                            177,125
      22,590   Charles River Laboratories
                 International, Inc.*                                    693,287
      14,990   CONMED Corp.*                                             309,394
      23,500   D&K Healthcare Resources, Inc.                            330,410
      13,600   DENTSPLY International, Inc.                              609,824
       6,100   Gen-Probe, Inc.*                                          330,437
      45,100   Hooper Holmes, Inc.                                       299,915
       5,000   ICU Medical, Inc.*                                        136,050
      11,190   IDEXX Laboratories, Inc.*                                 475,463
       8,800   Interpore International, Inc.*                            135,168

See Notes to Financial Statements

SHARES                                                                VALUE
------------                                                     ---------------
      31,350   K-V Pharmaceutical Co., Class A*                  $       705,374
         200   Lifeline Systems*                                           6,308
       8,400   Martek Biosciences Corp.*                                 442,428
       6,720   Merit Medical Systems, Inc.*                              148,512
       4,190   Mid Atlantic Medical Services, Inc.*                      215,492
       8,490   Pediatrix Medical Group, Inc.*                            390,965
      18,900   Priority Healthcare Corp., Class B*                       388,206
      15,600   QLT, Inc.*                                                249,132
      19,490   Serologicals Corp.*                                       256,294
      26,890   Sierra Health Services, Inc.*                             552,590
      21,900   STERIS Corp.*                                             504,138
      13,000   Sybron Dental Specialties, Inc.*                          325,910
      15,490   Techne Corp.*                                             492,427
       6,400   US Oncology, Inc.*                                         46,784
       6,600   Ventana Medical Systems, Inc.*                            265,980
      22,300   Young Innovations, Inc.                                   713,822
                                                                 ---------------
                                                                      10,989,847
                                                                 ---------------
               INDUSTRIALS                               13.8%
      20,790   Acuity Brands, Inc.                                       375,467
      22,500   Central Parking Corp.                                     275,625
      11,700   Flowserve Corp.*                                          237,510
      14,000   G&K Services, Inc., Class A                               490,000
       4,290   Genlyte Group, Inc.*                                      190,991
      12,190   Griffon Corp.*                                            218,932
      14,000   Heartland Express, Inc.                                   336,280
      14,100   IDEX Corp.                                                513,804
       6,200   Jacuzzi Brands, Inc.*                                      38,440
      11,300   Landauer, Inc.                                            400,359
      16,890   Landstar System, Inc.*                                  1,030,627
      11,900   Lindsay Manufacturing Co.                                 239,190
      20,500   Manitowoc Co., Inc. (The)                                 444,645
       7,490   Moog, Inc., Class A*                                      293,608
      22,500   MSC Industrial Direct Co., Inc., Class A                  469,125
       9,570   Oshkosh Truck Corp.                                       379,068
      14,100   Regal-Beloit Corp.                                        287,640
      19,900   Robbins & Myers, Inc.                                     442,576
       8,700   Rollins, Inc.                                             155,208
       9,000   Stericycle, Inc.*                                         424,530
       6,200   Strayer Education, Inc.                                   599,602
      10,990   Teledyne Technologies, Inc.*                              159,905
      11,900   Waste Connections, Inc.*                                  417,571
      12,900   Watson Wyatt & Co. Holdings*                              290,379
       8,290   Watts Industries, Inc., Class A                           146,070
      15,700   York International Corp.                                  543,063
                                                                 ---------------
                                                                       9,400,215
                                                                 ---------------
               INFORMATION TECHNOLOGY                    15.1%
       4,800   Avid Technology*                                          253,632
       7,490   Benchmark Electronics, Inc.*                              316,602
       8,000   CACI International, Inc., Class A*                        342,800
      18,000   CIBER, Inc.*                                              136,800
      37,800   Computer Network Technology Corp.*                        328,104
      62,500   Conexant Systems, Inc.*                                   353,750
      18,100   Daktronics, Inc.*                                         289,781
      12,900   Digital Insight Corp.*                                    256,710
      20,090   Digital River, Inc.*                                      549,461
       3,800   FactSet Research Systems, Inc.                            168,530
      11,990   FEI Co.*                                                  279,847
       9,890   Hutchinson Technology, Inc.*                              327,359
      22,000   infoUSA, Inc.*                                            165,220
      11,380   j2 Global Communications, Inc.*                           430,505
      21,900   Keane, Inc.*                                              279,882
      17,900   Macrovision Corp.*                                        330,613
      22,090   Mentor Graphics Corp.*                                    387,238
      37,590   Methode Electronics, Inc., Class A                        443,938
       6,690   MICROS Systems, Inc.*                             $       228,464
       8,780   Nam Tai Electronics, Inc.                                 238,201
      12,200   National Processing, Inc.*                                235,704
       9,900   Open Text Corp.*                                          337,887
      13,600   Photronics, Inc.*                                         289,136
      20,700   Plantronics, Inc.*                                        494,109
      12,890   Progress Software Corp.*                                  277,135
      14,900   ScanSource, Inc.*                                         544,446
      22,290   Sybase, Inc.*                                             379,153
      17,390   Trimble Navigation Ltd.*                                  402,579
       9,390   United Online, Inc.*                                      326,021
      36,300   Westell Technologies, Inc.*                               271,887
      12,750   Zebra Technologies Corp., Class A*                        657,517
                                                                 ---------------
                                                                      10,323,011
                                                                 ---------------
               MATERIALS                                  3.9%
      19,300   Agrium, Inc.                                              242,408
      13,690   Albany International Corp., Class A                       422,200
       3,600   AptarGroup, Inc.                                          132,084
       4,300   Corn Products International, Inc.                         136,955
      10,590   H.B. Fuller Co.                                           257,019
      37,500   OM Group, Inc.*                                           549,000
       6,390   Quanex Corp.                                              214,704
       4,990   Silgan Holdings, Inc.*                                    159,680
      14,600   Spartech Corp.                                            310,980
       8,400   Universal Forest Products, Inc.                           203,868
                                                                 ---------------
                                                                       2,628,898
                                                                 ---------------
               TELECOMMUNICATIONS                         0.9%
      12,390   Boston Communications Group, Inc.*                        123,541
      43,100   Primus Telecommunications Group, Inc.*                    290,925
      26,500   Ptek Holdings*                                            215,975
                                                                 ---------------
                                                                         630,441
                                                                 ---------------
               UTILITIES                                  1.9%
       9,900   Energen Corp.                                             358,182
      20,690   Southwestern Energy Co.*                                  374,489
      20,490   UGI Corp.                                                 592,776
                                                                 ---------------
                                                                       1,325,447
                                                                 ---------------
 Total Common Stocks (Cost $56,036,107)                          $    66,970,562
                                                                 ---------------

PRINCIPAL
AMOUNT
------------
REPURCHASE AGREEMENT                                      2.3%
$  1,538,615   Bear Stearns & Co., Inc., 0.96%,
                 Due 10/1/03, Repurchase price
                 $1,538,656, Collateralized by
                 U.S. Treasury Strips                            $     1,538,615
                                                                 ---------------
Total Repurchase Agreement (Cost $1,538,615)                     $     1,538,615
                                                                 ---------------
REPURCHASE AGREEMENT HELD AS COLLATERAL
  FOR SECURITIES LENDING                                 19.9%
$ 13,602,768   Bear Stearns & Co., Inc., 0.96%,
                 Due 10/1/03, Repurchase price
                 $13,603,131, Collateralized by
                 U.S. Treasury Strips                            $    13,602,768
                                                                 ---------------
Total Repurchase Agreement Held as
  Collateral for Securities Lending (Cost $13,602,768)           $    13,602,768
                                                                 ---------------
Total Investments (Cost $71,177,490)                    120.3%   $    82,111,945
Liabilities in excess of other assets                   (20.3)%      (13,875,257)
                                                       ------    ---------------
Net Assets                                              100.0%   $    68,236,688
                                                       ======    ===============

* Denotes non-income producing security.

See Notes to Financial Statements

Statement of Assets and Liabilities                           September 30, 2003

ASSETS:
  Investments in securities at value (cost $71,177,490)--Note 2(A)                               $     82,111,945
  Receivable for investments sold                                                                       1,176,141
  Dividends and interest receivable                                                                        39,121
  Other assets                                                                                              2,921
                                                                                                 ----------------
                                                                                                       83,330,128
LIABILITIES:
  Payable for investments purchased                                           $      1,363,837
  Payable upon return of securities on loan--Note 4                                 13,602,768
  Payable to investment managers'                                                       56,724
  Accrued expenses                                                                      70,111         15,093,440
                                                                              ----------------   ----------------
NET ASSETS at value, applicable to 1,086,156 outstanding units
  of beneficial interest--Note 5                                                                 $     68,236,688
                                                                                                 ================
NET ASSET VALUE offering and redemption price per unit
  ($68,236,688 divided by 1,086,156 units)                                                       $          62.82
                                                                                                 ================

Statement of Operations                            Year Ended September 30, 2003

NET INVESTMENT INCOME:
  Investment Income:
     Dividends                                                                $        516,116
     Interest                                                                           21,706
     Securities lending                                                                 35,659
                                                                              ----------------
        Total Investment Income                                                                  $        573,481
  Expenses:
     Investment managers' fees--Note 3(A)                                              586,691
     Shareholder servicing fees and expenses--Note 3(B)                                323,110
     Custodian fees and expenses                                                        34,457
     Legal and Auditing fees                                                            37,821
     Consultant fees                                                                    13,839
     Trustees' fees and expenses--Note 3(C)                                             72,042
     Printing and Postage                                                               16,525
     Insurance                                                                          10,625
     Other                                                                              48,700
                                                                              ----------------
       Total Expenses                                                                                  1,143,810
                                                                                                 ----------------
NET INVESTMENT LOSS                                                                                      (570,329)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
  Net realized loss on investments                                                  (9,515,456)
  Net increase in unrealized appreciation on investments                            22,906,767
                                                                              ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                        13,391,311
                                                                                                 ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $     12,820,982
                                                                                                 ================

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                 YEAR ENDED         YEAR ENDED
                                                                                  9/30/2003          9/30/2002
                                                                              ----------------   ----------------
OPERATIONS:
  Net investment loss                                                         $       (570,329)  $     (1,081,982)
  Net realized loss on investments                                                  (9,515,456)       (13,651,723)
  Net increase (decrease) in unrealized appreciation (depreciation)                 22,906,767         (5,563,013)
                                                                              ----------------   ----------------
  Net increase (decrease) in net assets resulting from operations                   12,820,982        (20,296,718)
                                                                              ----------------   ----------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                               15,080,975         21,241,913
  Value of units redeemed                                                          (12,532,224)       (10,580,944)
                                                                              ----------------   ----------------
  Net increase in net assets resulting from capital transactions                     2,548,751         10,660,969
                                                                              ----------------   ----------------
  Net increase (decrease)                                                           15,369,733         (9,635,749)
NET ASSETS at beginning of year                                                     52,866,955         62,502,704
                                                                              ----------------   ----------------
NET ASSETS at end of year                                                     $     68,236,688   $     52,866,955
                                                                              ================   ================

See Notes to Financial Statements

INTERNATIONAL EQUITY FUND

Statement of Investments
September 30, 2003

SHARES                                                                VALUE
------------                                                     ---------------
COMMON STOCKS                                      97.6%
               CONSUMER DISCRETION                       12.4%
      26,878   Bayerische Motoren Werke AG                       $     1,015,710
      92,529   Compass Group Plc                                         533,436
      46,459   Elsevier NV                                               524,807
      23,000   Fuji Photo Film Co. Ltd.                                  675,290
      94,092   Hilton Group Plc                                          280,993
      31,100   Honda Motor Co. Ltd.                                    1,244,390
      81,541   Kingfisher Plc                                            353,582
      46,022   Koninklijke Philips Electronics NV                      1,042,957
      25,254   Marks & Spencer Group Plc                                 128,388
      56,280   News Corp. Ltd.                                           457,879
      32,310   Reed Elsevier Plc                                         252,698
       9,714   VNU NV                                                    284,734
      35,972   WPP Group Plc                                             303,302
                                                                 ---------------
                                                                       7,098,166
                                                                 ---------------
               CONSUMER STAPLES                          12.1%
      46,183   British American Tobacco Plc                              496,049
      92,773   Cadbury Schweppes Plc                                     570,292
      92,218   Diageo Plc                                                995,106
       8,202   Heineken NV                                               297,916
      35,466   Koninklijke Ahold NV                                      338,262
       9,390   Nestle SA                                               2,165,118
     193,805   Tesco Plc                                                 775,990
     145,677   Unilever Plc                                            1,244,024
                                                                 ---------------
                                                                       6,882,757
                                                                 ---------------
               ENERGY                                     7.2%
      74,455   ENI SpA                                                 1,137,590
     160,542   Shell Transport & Trading Co. Plc                         990,881
      13,109   Total Fina SA, Class B                                  1,978,486
                                                                 ---------------
                                                                       4,106,957
                                                                 ---------------
               FINANCIALS                                26.1%
      63,082   ABN Amro Holding NV                                     1,164,375
       6,160   Acom Co. Ltd.                                             276,253
      34,470   AXA SA                                                    580,855
     126,867   Banco Santander Central Hispano SA                      1,075,569
     191,431   Barclays Plc                                            1,468,566
      69,000   Cheung Kong Holdings Ltd.                                 545,760
      11,783   Deutsche Bank AG                                          714,911
      69,498   HSBC Holdings Plc                                         916,207
      72,766   ING Groep NV                                            1,332,956
     145,406   Lloyds TSB Group Plc                                      999,527
          78   Mitsubishi Tokyo Financial Group, Inc.                    492,235
      21,545   National Australia Bank Ltd.                              449,148
      70,668   Prudential Corp. Plc                                      482,253
       6,403   Royal Bank of Canada                                      282,084
      51,000   Sun Hung Kai Properties Ltd.                              413,266
      61,500   Swire Pacific Ltd., Class A                               362,942
      16,970   Swiss Reinsurance Co.                                   1,078,133
      30,164   UBS AG                                                  1,692,528
      15,000   United Overseas Bank Ltd.                                 116,282
      39,429   Westpac Banking Corp.                                     432,338
                                                                 ---------------
                                                                      14,876,188
                                                                 ---------------
               HEALTH CARE                               10.5%
      26,585   Aventis SA                                        $     1,379,248
      63,301   GlaxoSmithKline Plc                                     1,313,551
      30,565   Novartis AG                                             1,182,699
      13,381   Roche Holding AG                                        1,109,510
      54,409   Smith & Nephew Plc                                        357,965
      17,600   Takeda Chemical Industries Ltd.                           641,203
                                                                 ---------------
                                                                       5,984,176
                                                                 ---------------
               INDUSTRIALS                                2.5%
       6,800   FANUC Ltd.                                                412,084
      18,583   Smiths Group Plc                                          206,546
      16,797   TPG NV                                                    317,474
      40,981   Wolseley Plc                                              478,132
                                                                 ---------------
                                                                       1,414,236
                                                                 ---------------
               INFORMATION TECHNOLOGY                     9.1%
      43,000   Canon, Inc.                                             2,101,597
       8,800   Hoya Corp.                                                681,376
      49,628   Nokia Oyj, Class A                                        764,040
      14,000   Ricoh Co. Ltd.                                            249,385
       3,200   Rohm Co. Ltd.                                             415,343
       2,840   Samsung Electronics Co. Ltd.                              967,944
                                                                 ---------------
                                                                       5,179,685
                                                                 ---------------
               MATERIALS                                  4.3%
      19,774   Bayer AG                                                  426,015
      22,144   CRH Plc                                                   395,069
      32,565   James Hardie Industries NV                                162,226
       7,801   LaFarge SA                                                505,561
       3,695   POSCO                                                     424,066
      14,800   Shin-Etsu Chemical Co. Ltd.                               556,416
                                                                 ---------------
                                                                       2,469,353
                                                                 ---------------
               TELECOMMUNICATIONS                        10.2%
      91,342   BT Group Plc                                              273,160
      11,631   France Telecom SA                                         267,511
       5,100   KT Corp.                                                  200,869
         299   Nippon Telegraph & Telephone Corp.                      1,354,285
          76   NTT DoCoMo, Inc.                                          185,723
     404,563   Telecom Italia SpA                                        996,448
      75,930   Telefonica SA*                                            896,622
     814,024   Vodafone Group Plc                                      1,622,903
                                                                 ---------------
                                                                       5,797,521
                                                                 ---------------
               UTILITIES                                  3.2%
     108,521   Centrica Plc                                              327,239
      27,030   E.On AG                                                 1,318,919
      53,500   Hongkong Electric Holdings Ltd.                           206,226
                                                                 ---------------
                                                                       1,852,384
                                                                 ---------------
Total Common Stocks (Cost $57,759,224)                           $    55,661,423
                                                                 ---------------
RIGHT                                               0.0%
               FINANCIALS                                 0.0%
      34,470   Axa*                                              $         1,606
                                                                 ---------------
Total Right (Cost $0)                                            $         1,606
                                                                 ---------------

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                VALUE
-----------                                                      ---------------
REPURCHASE AGREEMENT                             1.6%
$    932,400   Bear Stearns & Co., Inc.,
                 0.96%, Due 10/1/03, Repurchase
                 price $932,425, Collateralized
                 by U.S. Treasury Strips                         $       932,400
                                                                 ---------------
Total Repurchase Agreement(Cost $ 932,400)                       $       932,400
                                                                 ---------------
REPURCHASE AGREEMENT HELD AS
  COLLATERAL FOR SECURITIES LENDING             12.4%
$  7,052,060   Bear Stearns & Co., Inc., 0.96%,
                 Due 10/1/03, Repurchase price
                 $7,052,248, Collateralized by
                 U.S. Treasury Strips                            $     7,052,060
                                                                 ---------------
Total Repurchase Agreement Held as Collateral
  for Securities Lending (Cost $7,052,060)                             7,052,060
                                                                 ---------------
Total Investments (Cost $65,743,684)                    111.6%   $    63,647,489
Liabilities in excess of other assets                   (11.6)%       (6,605,500)
                                                       ------    ---------------
Net Assets                                              100.0%   $    57,041,989
                                                       ======    ===============

* Denotes non-income producing security.

Geographical Diversification                                  September 30, 2003

                                                                              PERCENT OF
                                                                              NET ASSETS
                                                                              ----------
COUNTRY                                                                          TOTAL
-------                                                                          -----
United Kingdom                                                                    26.9%
Japan                                                                             16.3
Switzerland                                                                       12.7
Netherlands                                                                        9.6
France                                                                             8.3
Germany                                                                            6.1
Italy                                                                              3.7
Spain                                                                              3.5
South Korea                                                                        2.8
Hong Kong                                                                          2.7
Australia                                                                          2.3
United States                                                                      1.6
Finland                                                                            1.3
Ireland                                                                            0.7
Canada                                                                             0.5
Singapore                                                                          0.2
                                                                                 -----
Total Investments                                                                 99.2%
Other Assets Less Liabilities                                                      0.8%
                                                                                 -----
Total                                                                            100.0%
                                                                                 =====

See Notes to Financial Statements

Statement of Assets and Liabilities                           September 30, 2003

ASSETS:
  Investments in securities at value (cost $65,743,684)--Note 2(A)                               $     63,647,489
  Receivable for investments sold                                                                         270,766
  Dividends and interest receivable                                                                       175,882
  Reclaims receivable                                                                                     236,897
  Other assets                                                                                              2,946
                                                                                                 ----------------
                                                                                                       64,333,980
LIABILITIES:
  Payable to custodian                                                        $        115,890
  Payable for investments purchased                                                     17,299
  Payable upon return of securities on loan--Note 4                                  7,052,060
  Payable to investment managers'                                                       36,086
  Accrued expenses and other payables                                                   70,656          7,291,991
                                                                              ----------------   ----------------
NET ASSETS at value, applicable to 1,306,399 outstanding units
  of beneficial interest--Note 5                                                                 $     57,041,989
                                                                                                 ================
NET ASSET VALUE offering and redemption price per unit
  ($57,041,989 divided by 1,306,399 units)                                                       $          43.66
                                                                                                 ================

Statement of Operations                            Year Ended September 30, 2003

NET INVESTMENT INCOME:
  Investment Income:
     Dividends (net of foreign withholding tax of $135,775)                   $      1,411,415
     Interest                                                                           31,666
     Securities lending                                                                 14,544
                                                                              ----------------
        Total Investment Income                                                                  $      1,457,625
  Expenses:
     Investment managers' fees--Note 3(A)                                              406,807
     Shareholder servicing fees and expenses--Note 3(B)                                273,588
     Custodian fees and expenses                                                        43,025
     Legal and Auditing fees                                                            37,820
     Consultant fees                                                                    13,810
     Trustees' fees and expenses--Note 3(C)                                             36,020
     Printing and Postage                                                               16,523
     Insurance                                                                           8,931
     Other                                                                              39,085
                                                                              ----------------
        Total Expenses                                                                                    875,609
                                                                                                 ----------------
NET INVESTMENT INCOME                                                                                     582,016
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES--Note 4:
  Net realized loss on investments                                                  (4,331,412)
  Net realized loss on foreign currency transactions                                   (71,227)
  Net increase in unrealized appreciation on investments                            11,768,679
  Net increase in unrealized appreciation on foreign currency transactions              12,756
                                                                              ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                                  7,378,796
                                                                                                 ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $      7,960,812
                                                                                                 ================

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                 YEAR ENDED         YEAR ENDED
                                                                                  9/30/2003          9/30/2002
                                                                              ----------------   ----------------
OPERATIONS:
  Net investment income                                                       $        582,016   $        233,422
  Net realized loss on investments and foreign currencies                           (4,402,639)        (7,112,710)
  Net increase (decrease) in unrealized appreciation (depreciation)                 11,781,435         (1,209,686)
                                                                              ----------------   ----------------
  Net increase (decrease) in net assets resulting from operations                    7,960,812         (8,088,974)
                                                                              ----------------   ----------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                               12,883,690          9,408,584
  Value of units redeemed                                                           (8,498,226)        (4,979,726)
                                                                              ----------------   ----------------
  Net increase in net assets resulting from capital transactions                     4,385,464          4,428,858
                                                                              ----------------   ----------------
  Net increase (decrease)                                                           12,346,276         (3,660,116)
NET ASSETS at beginning of year                                                     44,695,713         48,355,829
                                                                              ----------------   ----------------
NET ASSETS at end of year                                                     $     57,041,989   $     44,695,713
                                                                              ================   ================

See Notes to Financial Statements

ACTIVELY MANAGED BOND FUND
Statement of Investments
September 30, 2003

PRINCIPAL
AMOUNT                                                                     VALUE
---------                                                              -------------
CORPORATE BONDS                                               11.0%
$   500,000   Citigroup, Inc.,
                 6.50%, 1/18/11                                        $     571,333
  1,000,000   CNA Financial Corp.,
                 6.75%, 11/15/06                                           1,021,886
    100,000   Financing Corp.,
                 9.40%, 2/8/18                                               146,990
  1,700,000   J.C. Penney Co., Inc.,
                 8.25%, 8/15/22                                            1,751,000
  2,201,000   JP Morgan & Co., Inc.,
                 Medium Term Note,
                 0.00%, 4/24/27                                              410,480
  4,300,000   Merrill Lynch & Co., Inc.,
                 Medium Term Note,
                 0.00%, 2/25/27                                              746,295
  1,000,000   Morgan Stanley Dean Witter,
                 5.30%, 3/1/13                                             1,033,370
  1,000,000   Pitney Bowes, Inc.,
                 4.75%, 5/15/18                                              983,387
  1,000,000   PMI Group, Inc.,
                 6.75%, 11/15/06                                           1,118,578
  1,000,000   Public Service Electric & Gas,
                 9.13%, 7/1/05                                             1,124,234
    525,000   Public Service Electric & Gas,
                 6.38%, 5/1/08                                               584,745
    600,000   ChevronTexaco Corp.,
                 7.09%, 2/1/07                                               694,300
  3,000,000   Transamerica Financial Corp.,
                 0.00%, 9/1/12                                             1,803,962
  1,500,000   US Bank N.A.,
                 6.30%, 2/4/14                                             1,686,500
  1,000,000   US Bank N.A.,
                 6.38%, 8/1/11                                             1,135,307
                                                                       -------------
Total Corporate Bonds (Cost $13,837,334)                               $  14,812,367
                                                                       -------------
MORTGAGE-BACKED SECURITIES                                    11.5%
$    76,732   ABN AMRO Mortgage Corp.,
                 Remic 98-5 A11,
                 9.12%*, 1/25/29,                                      $      78,024
  2,775,000   Countrywide Home Loans, Inc.,
                 Remic 01-J1 1A3,
                 6.75%, 12/25/30                                           2,803,862
  1,769,557   Countrywide Home Loans, Inc.,
                 Remic 01-24 1A3,
                 8.50%, 1/25/32                                            1,893,164
     21,448   Residential Accredit Loans, Inc.,
                 Remic 00-QS1 NB3,
                 7.75%, 1/25/30                                               21,451
  1,586,332   Residential Accredit Loans, Inc.,
                 Remic 00-QS10 M2,
                 8.00%, 9/25/30                                            1,607,588
  2,572,577   Residential Asset Securitization Trust,
                 Remic 00-A7 A3,
                 8.00%, 11/25/30                                           2,663,280
  2,600,284   Residential Asset Securitization Trust,
                 Remic 00-A7 B1,
                 8.00%, 11/25/30                                           2,674,459
      1,481   Residential Funding Mortgage Securities I,
                 Remic 97-S12 A17,
                 7.25%, 8/25/27                                                1,479
$   680,161   Residential Funding Mortgage Securities I,
                 Remic 98-S13 A21,
                 6.75%, 6/25/28                                        $     679,433
    640,000   Saxon Asset Securities Trust,
                 Remic 98-4 AF5,
                 6.93%, 1/25/30                                              660,728
  1,000,000   Washington Mutual MSC Mortgage
                 Pass-Through Certificates,
                 Remic 03-MS2 4A
                 6, 5.75%, 2/25/33                                         1,024,244
  1,291,972   Wells Fargo Mortgage Backed Securities Trust,
                 Remic 01-17 A4,
                 6.75%, 8/25/31                                            1,300,305
                                                                       -------------
Total Mortgage-Backed Securities (Cost $15,530,617)                    $  15,408,017
                                                                       -------------
UNITED STATES GOVERNMENT & AGENCY
 OBLIGATIONS                                                  61.5%
$   250,000   Federal Home Loan Bank,
                 6.96%, 6/2/14                                         $     259,342
    630,000   Federal Home Loan Bank,
                 6.57%, 6/4/14                                               651,964
  1,000,000   Federal Home Loan Bank,
                 6.77%, 2/12/16                                            1,019,182
  1,000,000   Federal Home Loan Bank,
                 6.26%, 9/27/16                                            1,041,535
    250,000   Federal Home Loan Bank,
                 6.35%, 10/4/16                                              260,971
  1,750,000   Federal Home Loan Bank,
                 6.03%, 11/9/16                                            1,817,967
  1,000,000   Federal Home Loan Bank,
                 6.00%, 11/14/16                                           1,005,086
    670,000   Federal Home Loan Bank,
                 5.79%, 10/3/17                                              670,145
  1,000,000   Federal Home Loan Bank,
                 3.00%, 5/7/18                                             1,001,096
  1,000,000   Federal Home Loan Bank,
                 3.00%, 5/14/18                                            1,001,305
  1,000,000   Federal Home Loan Bank,
                 6.00%, 8/13/18                                            1,018,042
    149,477   Federal Home Loan Mortgage Corp.,
                 Pool #730299,
                 9.00%, 8/1/06                                               157,749
    640,748   Federal Home Loan Mortgage Corp.,
                 Remic 1515S,
                 16.66%, 5/15/08, IF*                                        702,019
  2,550,000   Federal Home Loan Mortgage Corp.,
                 6.02%, 9/30/13                                            2,550,719
  1,125,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 5.25%, 3/18/15                                            1,136,636
    300,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 6.25%, 8/15/16                                              311,155
    500,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 5.00%, 2/28/17                                              520,576
  1,000,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 7.00%, 8/25/17                                            1,020,653

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                     VALUE
---------                                                              -------------
UNITED STATES GOVERNMENT & AGENCY
 OBLIGATIONS (CONTINUED)
$ 1,000,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 6.13%, 8/28/17                                        $   1,006,439
  1,000,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 6.05%, 11/27/17                                           1,006,572
     44,182   Federal Home Loan Mortgage Corp.,
                 Remic 12A,
                 9.25%, 11/15/19                                              44,206
    103,041   Federal Home Loan Mortgage Corp.,
                 Remic 21Z,
                 9.50%, 1/15/20                                              103,105
  1,305,954   Federal Home Loan Mortgage Corp.,
                 Remic 1316ZA,
                 8.00%, 6/15/22                                            1,388,107
     20,894   Federal Home Loan Mortgage Corp.,
                 Remic 1316Z,
                 8.00%, 6/15/22                                               22,208
  2,482,800   Federal Home Loan Mortgage Corp.,
                 Remic 1591SH,
                 12.58%, 9/15/22, IF*                                      2,576,128
    782,681   Federal Home Loan Mortgage Corp.,
                 6.50%, 12/15/23                                             845,395
    405,177   Federal Home Loan Mortgage Corp.,
                 Remic 1814D,
                 6.50%, 2/15/26                                              417,637
    252,027   Federal Home Loan Mortgage Corp.,
                 Remic 2102GE,
                 6.00%, 12/15/26                                             254,776
    584,323   Federal Home Loan Mortgage Corp.,
                 Remic 2092DL,
                 8.50%, 9/15/27                                              594,193
    289,021   Federal Home Loan Mortgage Corp.,
                 Remic 2126CB,
                 6.25%, 2/15/29                                              296,439
    450,000   Federal Home Loan Mortgage Corp.,
                 Remic 2205YB,
                 6.00%, 5/15/29                                              469,359
    900,000   Federal Home Loan Mortgage Corp.,
                 Remic 2303CJ,
                 6.00%, 8/15/29                                              945,677
    464,360   Federal Home Loan Mortgage Corp.,
                 Remic 2319PG,
                 6.50%, 4/15/30                                              469,151
  1,332,000   Federal Home Loan Mortgage Corp.,
                 Remic 2306PL,
                 6.00%, 4/15/31                                            1,384,201
    514,214   Federal Home Loan Mortgage Corp.,
                 Remic 2382DZ,
                 5.50%, 11/15/31                                             481,486
  2,921,621   Federal Home Loan Mortgage Corp.,
                 Remic 2492Z,
                 5.50%, 8/15/32                                            2,879,088
  1,947,035   Federal Home Loan Mortgage Corp.,
                 Remic 2575QE,
                 6.00%, 2/15/33                                            2,016,973
    155,793   Federal National Mortgage Assoc.,
                 Pool #15569,
                 8.25%, 5/1/10                                               166,196
$   315,000   Federal National Mortgage Assoc.,
                 6.38%, 1/12/11                                        $     318,764
  1,000,000   Federal National Mortgage Assoc.,
                 6.00%, 3/29/11                                            1,019,450
    530,000   Federal National Mortgage Assoc.,
                 6.38%, 6/28/11                                              548,206
    816,000   Federal National Mortgage Assoc.,
                 6.25%, 7/19/11                                              843,588
  1,000,000   Federal National Mortgage Assoc.,
                 6.25%, 3/22/12                                            1,055,407
  1,000,000   Federal National Mortgage Assoc.,
                 6.50%, 4/5/12                                             1,024,892
    100,000   Federal National Mortgage Assoc.,
                 6.80%, 8/27/12                                              111,393
    800,000   Federal National Mortgage Assoc.,
                 Medium Term Note,
                 6.37%, 2/25/14                                              815,191
  1,000,000   Federal National Mortgage Assoc.,
                 Medium Term Note,
                 6.64%, 3/4/14                                             1,021,348
    500,000   Federal National Mortgage Assoc.,
                 4.25%, 6/25/14                                              509,871
  1,000,000   Federal National Mortgage Assoc.,
                 6.10%, 10/25/16                                           1,041,108
  1,550,000   Federal National Mortgage Assoc.,
                 6.50%, 3/15/17                                            1,584,509
  2,575,000   Federal National Mortgage Assoc.,
                 6.95%, 4/12/17                                            2,649,551
     41,142   Federal National Mortgage Assoc.,
                 Remic 91-169M,
                 8.40%, 12/25/21                                              46,412
    382,217   Federal National Mortgage Assoc.,
                 Remic 92-161H,
                 7.50%, 9/25/22                                              406,164
    245,240   Federal National Mortgage Assoc.,
                 Remic 93-124M,
                 0.00%, 10/25/22                                             216,034
    550,748   Federal National Mortgage Assoc.,
                 Remic G92-57Z,
                 7.80%, 10/25/22                                             607,456
    483,155   Federal National Mortgage Assoc.,
                 Remic 97-61ZC,
                 7.00%, 2/25/23                                              534,006
    617,895   Federal National Mortgage Assoc.,
                 Remic G93-10J,
                 5.00%, 3/25/23                                              639,679
    430,361   Federal National Mortgage Assoc.,
                 Remic 93-247C,
                 7.00%, 3/25/23                                              432,369
    500,000   Federal National Mortgage Assoc.,
                 Remic G93-15H,
                 7.25%, 4/25/23                                              545,453
  1,179,860   Federal National Mortgage Assoc.,
                 Remic 93-100K,
                 0.00%, 6/25/23                                            1,055,197
  1,069,450   Federal National Mortgage Assoc.,
                 Remic 93-112ZB,
                 7.00%, 7/25/23                                            1,183,508

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                     VALUE
---------                                                              -------------
UNITED STATES GOVERNMENT & AGENCY
 OBLIGATIONS (CONTINUED)
$ 2,528,661   Federal National Mortgage Assoc.,
                 Remic 93-223ZA,
                 6.50%, 12/25/23                                       $   2,635,843
    720,371   Federal National Mortgage Assoc.,
                 Remic 93-250DZ,
                 7.00%, 12/25/23                                             725,544
    693,000   Federal National Mortgage Assoc.,
                 Remic 94-65LL,
                 7.38%, 4/25/24                                              759,729
    940,326   Federal National Mortgage Assoc.,
                 Remic 94-61E,
                 7.50%, 4/25/24                                            1,008,310
    385,000   Federal National Mortgage Assoc.,
                 Remic G96-1PK,
                 7.50%, 6/17/26                                              434,919
     57,233   Federal National Mortgage Assoc.,
                 Remic 97-49B,
                 10.00%, 6/17/27                                              64,610
  2,031,359   Federal National Mortgage Assoc.,
                 Remic 98-59Z,
                 6.50%, 10/25/28                                           2,179,643
  1,458,666   Federal National Mortgage Assoc.,
                 Remic 98-62DC,
                 9.00%, 11/25/28                                           1,641,908
    234,091   Federal National Mortgage Assoc.,
                 Remic 01-64AC,
                 6.50%, 8/25/29                                              234,093
  1,045,247   Federal National Mortgage Assoc.,
                 Remic 01-42GZ,
                 6.50%, 9/25/29                                            1,047,757
    300,000   Federal National Mortgage Assoc.,
                 Remic 01-45TE,
                 6.50%, 6/25/30                                              309,901
  2,000,000   Federal National Mortgage Assoc.,
                 Remic 02-48GF,
                 6.50%, 10/25/31                                           2,135,333
         12   Government National Mortgage Assoc.,
                 Pool #2919,
                 8.00%, 2/15/04                                                   13
         51   Government National Mortgage Assoc.,
                 Pool #10855,
                 8.00%, 7/15/06                                                   54
$   281,602   Government National Mortgage Assoc.,
                 Pool #1977,
                 9.50%, 3/20/25                                        $     311,519
    460,000   Government National Mortgage Assoc.,
                 Remic 97-8PE,
                 7.50%, 5/16/27                                              496,781
    346,805   Government National Mortgage Assoc.,
                 Remic 97-18J,
                 7.00%, 11/20/27                                             366,789
    160,965   Government National Mortgage Assoc.,
                 Pool #511918,
                 8.25%, 9/15/29                                              173,709
    207,726   Government National Mortgage Assoc.,
                 Remic 99-31ZC,
                 8.00%, 9/16/29                                              230,582
  1,125,000   Government National Mortgage Assoc.,
                 Remic 01-4PM,
                 6.50%, 3/20/31                                            1,186,887
  3,520,000   U.S. Treasury Bonds,
                 9.25%, 2/15/16                                            5,180,589
  5,000,000   U.S. Treasury Strips,
                 0.00%, 2/15/06                                            4,804,320
  6,180,000   U.S. Treasury Strips,
                 0.00%, 2/15/10                                            4,960,329
                                                                       -------------
Total United States Government & Agency Obligations
 (Cost $78,683,063)                                                    $  82,612,196
                                                                       -------------
REPURCHASE AGREEMENT                                          16.0%
$21,471,484   Bear Stearns & Co., Inc., 0.96%,
                Due 10/1/03, Repurchase price
                $21,472,057, Collateralized by U.S.
                Treasury Strips                                        $  21,471,484
                                                                       -------------
Total Repurchase Agreement (Cost $21,471,484)                          $  21,471,484
                                                                       -------------
REPURCHASE AGREEMENT HELD AS
 COLLATERAL FOR SECURITIES LENDING                             1.5%
$ 2,061,498   Bear Stearns & Co., Inc., 0.96%,
                Due 10/1/03, Repurchase price
                $2,061,553, Collateralized by
                U.S. Treasury Strips                                   $   2,061,498
                                                                       -------------
Total Repurchase Agreement Held as Collateral for
 Securities Lending (Cost $2,061,498)                                  $   2,061,498
                                                                       -------------
Total Investments (Cost $131,583,996)                        101.5%    $ 136,365,562

Liabilities in excess of other assets                         (1.5)%      (2,088,949)
                                                             -----     -------------
Net Assets                                                   100.0%    $ 134,276,613
                                                             =====     =============

* Variable rate security. Rate represents the rate in effect as of September 30, 2003. Maturity reflects final maturity date.

IF - Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

See Notes to Financial Statements

Statement of Assets and Liabilities                           September 30, 2003

ASSETS:
   Investments in securities at value (cost $110,112,512)--Note 2(A)                                      $  114,894,078
   Repurchase agreements at cost                                                                              21,471,484
                                                                                                          --------------
      Total Investments                                                                                      136,365,562
   Receivable for investments sold                                                                                14,148
   Interest receivable                                                                                           914,482
   Other assets                                                                                                    2,946
                                                                                                          --------------
                                                                                                             137,297,138

LIABILITIES:
   Payable for investments purchased                                                     $      818,596
   Payable upon return of securities on loan--Note 4                                          2,061,498
   Payable to investment manager                                                                 36,577
   Accrued expenses                                                                             103,854        3,020,525
                                                                                         --------------   --------------
NET ASSETS at value, applicable to 2,658,948 outstanding units
   of beneficial interest--Note 5                                                                         $  134,276,613
                                                                                                          ==============
NET ASSET VALUE offering and redemption price per unit
   ($134,276,613 divided by 2,658,948 units)                                                              $        50.50
                                                                                                          ==============

Statement of Operations                            Year Ended September 30, 2003

NET INVESTMENT INCOME:
   Investment Income:
      Interest                                                                           $    8,167,694
      Securities lending                                                                          2,225
                                                                                         --------------
          Total Investment Income                                                                         $    8,169,919
   Expenses:
      Investment manager's fees--Note 3(A)                                                      455,522
      Shareholder servicing fees and expenses--Note 3(B)                                        593,815
      Custodian fees and expenses                                                                35,480
      Legal and Auditing fees                                                                    37,820
      Consultant fees                                                                            13,810
      Trustees' fees and expenses--Note 3(C)                                                     36,021
      Printing and Postage                                                                       16,523
      Insurance                                                                                  20,366
      Other                                                                                      54,225
                                                                                         --------------
          Total Expenses                                                                                       1,263,582
                                                                                                          --------------
NET INVESTMENT INCOME                                                                                          6,906,337
REALIZED AND UNREALIZED LOSS ON INVESTMENTS--Note 4:
   Net realized loss on investments                                                            (185,754)
   Net decrease in unrealized depreciation on investments                                    (3,042,181)
                                                                                         --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                               (3,227,935)
                                                                                                          --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $    3,678,402
                                                                                                          ==============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                           YEAR ENDED       YEAR ENDED
                                                                                            9/30/2003        9/30/2002
                                                                                         --------------   --------------
OPERATIONS:
   Net investment income                                                                 $    6,906,337   $    7,461,180
   Net realized gain (loss) on investments                                                     (185,754)         260,418
   Net increase (decrease) in unrealized appreciation (depreciation)                         (3,042,181)       2,380,638
                                                                                         --------------   --------------
   Net increase in net assets resulting from operations                                       3,678,402       10,102,236
                                                                                         --------------   --------------
CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                                                       31,459,965       23,043,213
   Value of units redeemed                                                                  (32,582,158)     (33,866,807)
                                                                                         --------------   --------------
   Net decrease in net assets resulting from capital transactions                            (1,122,193)     (10,823,594)
                                                                                         --------------   --------------
   Net increase (decrease)                                                                    2,556,209         (721,358)
NET ASSETS at beginning of year                                                             131,720,404      132,441,762
                                                                                         --------------   --------------
NET ASSETS at end of year                                                                $  134,276,613   $  131,720,404
                                                                                         ==============   ==============

See Notes to Financial Statements

INTERMEDIATE-TERM BOND FUND
Statement of Investments
September 30, 2003

PRINCIPAL
AMOUNT                                                                     VALUE
---------                                                              -------------
CORPORATE BONDS                                                9.3%
$   150,000   American Express Credit Corp.,
                 7.45%, 8/10/05                                        $     165,733
    500,000   Citigroup, Inc.,
                 6.50%, 1/18/11                                              571,333
    500,000   Credit Suisse First Boston USA, Inc.,
                 6.50%, 1/15/12                                              561,190
    450,000   Morgan Stanley,
                 6.60%, 4/1/12                                               507,960
  1,005,000   Old Republic International Corp.,
                 7.00%, 6/15/07                                            1,133,302
    517,000   Texaco Capital, Inc.,
                 7.09%, 2/1/07                                               598,255
                                                                       -------------
Total Corporate Bonds (Cost $3,263,515)                                $   3,537,773
                                                                       -------------
MORTGAGE-BACKED SECURITIES                                    15.7%
$   125,653   Countrywide Home Loans,
                 Remic 97-4A,
                 8.00%, 8/25/27                                        $     128,409
     58,807   DLJ Acceptance Trust,
                 Remic 89-1F,
                 11.00%, 8/1/19                                               64,492
      1,913   John J Matterer,
                 8.50%, 1/1/05                                                 1,913
     53,102   Norwest Asset Securities Corp.,
                 Remic 98-6 A15,
                 6.75%, 4/25/28                                               53,056
     45,284   Norwest Asset Securities Corp.,
                 Remic 99-26 A4,
                 7.25%, 12/25/29                                              45,371
     27,332   Prudential Home Mortgage Securities,
                 Remic 92-29 A9,
                 8.00%, 10/25/22                                              27,870
     58,108   Prudential Home Mortgage Securities,
                 Remic 92-33 A8,
                 7.50%, 11/25/22                                              59,359
    325,185   Residential Accredit Loans, Inc.,
                 Remic 00-QS6 A4,
                 7.75%, 5/25/30                                              331,133
  1,847,364   Residential Accredit Loans, Inc.,
                 Remic 00-QS10 M2,
                 8.00%, 9/25/30                                            1,872,118
    482,000   Residential Asset Mortgage Products, Inc.,
                 Remic 02-SL1 AI3,
                 7.00%, 6/25/32                                              514,876
    927,348   Residential Asset Securitization Trust,
                 Remic 00-A7 B1,
                 8.00%, 11/25/30                                             953,800
    324,787   Residential Funding Mortgage Securities I,
                 Remic 94-S8 A4,
                 6.00%, 3/25/09                                              339,963
     74,315   Residential Funding Mortgage Securities I,
                 Remic 96-S3 A5,
                 7.25%, 1/25/26                                               74,186
    128,751   Residential Funding Mortgage Securities I,
                 Remic 96-S18 A5,
                 8.00%, 8/25/26                                              128,530
    150,196   Residential Funding Mortgage Securities I,
                 Remic 98-S6 A6,
                 6.75%, 3/25/28                                              150,035
$    52,280   Residential Funding Mortgage Securities I,
                 Remic 98-S12 A8,
                 6.75%, 5/25/28                                        $      52,332
     88,944   Structured Asset Securities Corp.,
                 Remic 98-ALS1 1A,
                 6.90%, 1/25/29                                               91,442
    622,000   Structured Asset Securities Corp.,
                 Remic 02-26 2A3,
                 6.00%, 12/25/32                                             639,599
    245,000   Vendee Mortgage Trust,
                 Remic 99-3 D,
                 6.50%, 6/15/25                                              257,379
    174,278   Washington Mutual,
                 Remic 99-WM3 2A5,
                 7.50%, 11/19/29                                             176,228
     52,353   Wells Fargo Mortgage Backed Securities Trust,
                 Remic 00-3 A1,
                 7.25%, 7/1/15                                                52,437
                                                                       -------------
Total Mortgage-Backed Securities (Cost $6,042,810)                     $   6,014,528
                                                                       -------------
UNITED STATES GOVERNMENT & AGENCY
 OBLIGATIONS                                                  65.1%
$   350,000   Federal Home Loan Bank,
                 8.10%, 5/25/10                                        $     382,988
    250,000   Federal Home Loan Bank,
                 7.42%, 8/10/10                                              272,884
    400,000   Federal Home Loan Bank,
                 Series PN-11,
                 6.00%, 9/27/11                                              415,666
    150,000   Federal Home Loan Bank,
                 Series VN-11,
                 4.00%, 10/24/11                                             150,186
  1,000,000   Federal Home Loan Bank,
                 Series GM-12,
                 6.25%, 1/23/12                                            1,013,718
     11,808   Federal Home Loan Mortgage Corp.,
                 Gold Pool #E30900,
                 8.50%, 5/1/06                                                12,595
    701,937   Federal Home Loan Mortgage Corp.,
                 Remic 1587Z,
                 6.50%, 10/15/08                                             761,042
    157,750   Federal Home Loan Mortgage Corp.,
                 Gold Pool #M80719,
                 6.50%, 11/1/08                                              162,325
    559,978   Federal Home Loan Mortgage Corp.,
                 Remic 1562J,
                 7.00%, 5/15/10                                              564,363
    500,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 4.00%, 3/22/12                                              505,015
    325,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 6.00%, 6/20/12                                              339,916
    500,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 4.00%, 7/16/13                                              503,415
    450,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 6.00%, 9/9/13                                               453,740
  1,000,000   Federal Home Loan Mortgage Corp.,
                 Medium Term Note,
                 6.00%, 9/23/13                                            1,010,017

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                     VALUE
---------                                                              -------------
UNITED STATES GOVERNMENT & AGENCY
 OBLIGATIONS (CONTINUED)
$    69,791   Federal Home Loan Mortgage Corp.,
                 Remic 34D,
                 9.00%, 3/15/20                                        $      70,268
    409,662   Federal Home Loan Mortgage Corp.,
                 Gold Pool #C90492,
                 6.00%, 11/1/21                                              426,130
    193,281   Federal Home Loan Mortgage Corp.,
                 Remic 1316Z,
                 8.00%, 6/15/22                                              205,440
    297,969   Federal Home Loan Mortgage Corp.,
                 Remic 1311K,
                 7.00%, 7/15/22                                              308,843
    106,254   Federal Home Loan Mortgage Corp.,
                 Remic 1547PK,
                 7.00%, 10/15/22                                             107,682
    239,647   Federal Home Loan Mortgage Corp.,
                 Remic 1588QD,
                 6.50%, 9/15/23                                              242,387
    310,041   Federal Home Loan Mortgage Corp.,
                 Remic 1695EA,
                 7.00%, 12/15/23                                             322,856
    101,380   Federal Home Loan Mortgage Corp.,
                 Remic 1753D,
                 8.50%, 9/15/24                                              111,295
    175,297   Federal Home Loan Mortgage Corp.,
                 Remic 2092DL,
                 8.50%, 9/15/27                                              178,258
    450,359   Federal Home Loan Mortgage Corp.,
                 Remic 2108CB,
                 6.25%, 12/15/28                                             457,984
    772,213   Federal Home Loan Mortgage Corp.,
                 Remic 2343CE,
                 6.50%, 12/15/28                                             775,361
    330,336   Federal Home Loan Mortgage Corp.,
                 Remic 2317VG,
                 6.50%, 4/15/31                                              351,648
      5,618   Federal National Mortgage Assoc.,
                 Pool #82407,
                 9.00%, 3/1/04                                                 5,674
     15,306   Federal National Mortgage Assoc.,
                 Pool #104927,
                 11.00%, 4/1/05                                               15,922
    500,000   Federal National Mortgage Assoc.,
                 5.38%, 1/29/09                                              506,202
    500,000   Federal National Mortgage Assoc.,
                 Medium Term Note,
                 6.00%, 2/23/09                                              508,890
    304,290   Federal National Mortgage Assoc.,
                 Remic 94-32Z,
                 6.50%, 3/25/09                                              320,801
    777,131   Federal National Mortgage Assoc.,
                 Remic 01-15VA,
                 6.00%, 6/25/10                                              802,485
    550,000   Federal National Mortgage Assoc.,
                 6.38%, 1/12/11                                              556,572
    100,000   Federal National Mortgage Assoc.,
                 6.25%, 2/17/11                                              101,644
    750,000   Federal National Mortgage Assoc.,
                 6.00%, 3/29/11                                              764,588
$   300,000   Federal National Mortgage Assoc.,
                 6.50%, 4/26/11                                        $     308,132
    110,000   Federal National Mortgage Assoc.,
                 6.38%, 6/28/11                                              113,779
    970,000   Federal National Mortgage Assoc.,
                 5.50%, 10/18/11                                           1,004,290
    500,000   Federal National Mortgage Assoc.,
                 5.25%, 1/28/13                                              505,346
  1,000,000   Federal National Mortgage Assoc.,
                 5.13%, 2/27/13                                            1,011,058
  1,250,000   Federal National Mortgage Assoc.,
                 5.00%, 4/4/13                                             1,259,113
    957,077   Federal National Mortgage Assoc.,
                 Remic 93-65ZZ,
                 7.00%, 6/25/13                                            1,035,742
    250,000   Federal National Mortgage Assoc.,
                 Remic 01-53HC,
                 6.00%, 9/25/16                                              270,348
    415,000   Federal National Mortgage Assoc.,
                 Remic 02-2UC,
                 6.00%, 2/25/17                                              439,123
      4,082   Federal National Mortgage Assoc.,
                 Remic 29-1,
                 0.00%, 3/1/18                                                 3,586
     63,347   Federal National Mortgage Assoc.,
                 Remic 89-62G,
                 8.60%, 10/25/19                                              70,245
    937,779   Federal National Mortgage Assoc.,
                 Remic 91-113ZE,
                 7.50%, 9/25/21                                            1,026,440
    223,290   Federal National Mortgage Assoc.,
                 Remic G-41PT,
                 7.50%, 10/25/21                                             241,650
    681,614   Federal National Mortgage Assoc.,
                 Remic G92-15Z,
                 7.00%, 1/25/22                                              730,055
    329,374   Federal National Mortgage Assoc.,
                 Remic 93-112ZA,
                 7.00%, 4/25/22                                              339,369
    130,987   Federal National Mortgage Assoc.,
                 Remic 93-54J,
                 6.75%, 10/25/22                                             132,192
    100,021   Federal National Mortgage Assoc.,
                 Remic 93-139J,
                 7.00%, 11/25/22                                             101,936
    140,347   Federal National Mortgage Assoc.,
                 Remic 93-4LA,
                 8.00%, 1/25/23                                              154,761
     40,944   Federal National Mortgage Assoc.,
                 Remic 94-80A,
                 7.00%, 2/25/24                                               41,026
    635,207   Federal National Mortgage Assoc.,
                 Remic 94-76KB,
                 0.00%, 4/25/24                                              616,425
    299,032   Federal National Mortgage Assoc.,
                 Pool # 303437,
                 9.00%, 6/1/25                                               331,422
    167,335   Federal National Mortgage Assoc.,
                 Remic 02-14A1,
                 7.00%, 1/25/42                                              182,060

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                     VALUE
---------                                                              -------------
UNITED STATES GOVERNMENT & AGENCY
 OBLIGATIONS (CONTINUED)
$       162   Government National Mortgage Assoc.,
                 Pool #9335,
                 8.25%, 4/15/06                                        $         172
    164,564   Government National Mortgage Assoc.,
                 Remic 97-8PM,
                 7.00%, 4/16/26                                              165,243
     67,950   Government National Mortgage Assoc.,
                 Series II, Pool #2326,
                 8.50%, 11/20/26                                              73,602
    196,650   Government National Mortgage Assoc.,
                 Pool #440640,
                 8.25%, 6/15/27                                              213,078
     43,790   Government National Mortgage Assoc.,
                 Pool #453323,
                 8.25%, 9/15/27                                               47,448
     55,181   Government National Mortgage Assoc.,
                 Pool #453336,
                 8.25%, 9/15/27                                               59,791
     35,067   Government National Mortgage Assoc.,
                 Pool #427291,
                 8.25%, 12/15/27                                              37,996
    645,701   Government National Mortgage Assoc.,
                 Remic 00-14CD,
                 7.50%, 7/16/29                                              665,530
                                                                       -------------
Total United States Government & Agency Obligations
   (Cost $24,606,444)                                                  $  24,869,758
                                                                       -------------
REPURCHASE AGREEMENT                                     11.9%
$ 4,552,109   Bear Stearns & Co., Inc., 0.96%,
                 Due 10/1/03, Repurchase price $4,552,231,
                 Collateralized by U.S. Treasury Strips                $   4,552,109
                                                                       -------------
Total Repurchase Agreement (Cost $4,552,109)                           $   4,552,109
                                                                       -------------
REPURCHASE AGREEMENT HELD AS
  COLLATERAL FOR SECURITIES LENDING                       0.8%
$   284,214   Bear Stearns & Co., Inc., 0.96%,
                 Due 10/1/03, Repurchase price $284,222,
                 Collateralized by U.S. Treasury Strips                $     284,214
                                                                       -------------
Total Repurchase Agreement Held as
  Collateral for Securities Lending (Cost $284,214)                    $     284,214
                                                                       -------------
Total Investments (Cost $38,749,092)                           102.8%  $  39,258,382
Liabilities in excess of other assets                           (2.8)%    (1,054,340)
                                                               -----   -------------
Net Assets                                                     100.0%  $  38,204,042
                                                               =====   =============

See Notes to Financial Statements

Statement of Assets and Liabilities                           September 30, 2003

ASSETS:
   Investments in securities at value (cost $34,196,983)--Note 2(A)                                       $   34,706,273
   Repurchase agreements at cost                                                                               4,552,109
                                                                                                          --------------
      Total Investments                                                                                       39,258,382
   Interest receivable                                                                                           292,809
   Other assets                                                                                                    2,950
                                                                                                          --------------
                                                                                                              39,554,141

LIABILITIES:
   Payable for investments purchased                                                     $      992,172
   Payable upon return of securities on loan--Note 4                                            284,214
   Payable to investment manager                                                                 12,416
   Accrued expenses                                                                              61,297        1,350,099
                                                                                         --------------   --------------
NET ASSETS at value, applicable to 891,366 outstanding units
   of beneficial interest--Note 5                                                                         $   38,204,042
                                                                                                          ==============
NET ASSET VALUE offering and redemption price per unit
   ($38,204,042 divided by 891,366 units)                                                                 $        42.86
                                                                                                          ==============

Statement of Operations                            Year Ended September 30, 2003

NET INVESTMENT INCOME:
   Investment Income:
      Interest                                                                           $    1,846,063
      Securities lending                                                                            997
                                                                                         --------------
         Total Investment Income                                                                          $    1,847,060
   Expenses:
      Investment manager's fees--Note 3(A)                                                      161,494
      Shareholder servicing fees and expenses--Note 3(B)                                        218,512
      Custodian fees and expenses                                                                13,901
      Legal and Auditing fees                                                                    37,820
      Consultant fees                                                                            13,810
      Trustees' fees and expenses--Note 3(C)                                                     36,020
      Printing and Postage                                                                       16,523
      Insurance                                                                                   5,820
      Other                                                                                      49,534
                                                                                         --------------
         Total Expenses                                                                                          553,434
                                                                                                          --------------
NET INVESTMENT INCOME                                                                                          1,293,626
REALIZED AND UNREALIZED LOSS ON INVESTMENTS--Note 4:
Net realized loss on investments                                                                (99,235)
Net decrease in unrealized depreciation on investments                                         (529,753)
                                                                                         --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                                 (628,988)
                                                                                                          --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $      664,638
                                                                                                          ==============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                           YEAR ENDED       YEAR ENDED
                                                                                            9/30/2003        9/30/2002
                                                                                         --------------   --------------
OPERATIONS:
  Net investment income                                                                  $    1,293,626   $    1,969,328
  Net realized loss on investments                                                              (99,235)         (19,297)
  Net decrease in unrealized depreciation                                                      (529,753)        (248,426)
                                                                                         --------------   --------------
  Net increase in net assets resulting from operations                                          664,638        1,701,605
                                                                                         --------------   --------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                                         9,233,113        6,371,268
  Value of units redeemed                                                                   (12,270,444)     (10,514,857)
                                                                                         --------------   --------------
  Net decrease in net assets resulting from capital transactions                             (3,037,331)      (4,143,589)
                                                                                         --------------   --------------
  Net decrease                                                                               (2,372,693)      (2,441,984)
NET ASSETS at beginning of year                                                              40,576,735       43,018,719
                                                                                         --------------   --------------
NET ASSETS at end of year                                                                $   38,204,042   $   40,576,735
                                                                                         ==============   ==============

See Notes to Financial Statements

SHORT-TERM INVESTMENT FUND
Statement of Investments
September 30, 2003

PRINCIPAL
AMOUNT                                                                     VALUE
---------                                                              -------------
COMMERCIAL PAPER                                         6.9%
$   500,000   General Electric Capital Corp.,
              1.07%, 12/3/03                                           $     499,038
    500,000   Old Republic Capital,
              1.05%, 11/18/03                                                499,279
                                                                       -------------
Total Commercial Paper (Cost $998,364)                                 $     998,317
                                                                       -------------
CORPORATE BONDS                                          8.8%
$   330,000   Associates Corp. N.A.,
              5.50%, 2/15/04                                           $     335,305
    525,000   Morgan Stanley,
              5.63%, 1/20/04                                                 531,594
    166,000   Wells Fargo & Co.,
              6.13%, 11/1/03                                                 166,664
    250,000   Wells Fargo Financial, Inc.,
              6.00%, 2/1/04                                                  253,807
                                                                       -------------
Total Corporate Bonds (Cost $1,287,396)                                $   1,287,370
                                                                       -------------
MORTGAGE-BACKED SECURITY                                 0.2%
$    31,414   Vendee Mortgage Trust,
              Remic 96-3 1H,
              6.75%, 12/15/03                                          $      31,470
                                                                       -------------
Total Mortgage-Backed Security (Cost $31,522)                          $      31,470
                                                                       -------------
UNITED STATES GOVERNMENT & AGENCY
 OBLIGATIONS                                            64.9%
$   425,000   Federal Farm Credit Bank,
              1.26%, 4/7/04                                            $     422,546
    150,000   Federal Farm Credit Bank,
              Medium Term Note,
              6.13%, 6/7/04                                                  155,025
    575,000   Federal Home Loan Bank,
              5.19%, 10/20/03                                                576,267
    540,000   Federal Home Loan Bank,
              6.38%, 11/14/03                                                543,388
    500,000   Federal Home Loan Bank,
              Series QR04,
              6.00%, 8/25/04                                                 521,151
    500,000   Federal Home Loan Mortgage Corp.,
              Series RB,
              1.05%, 10/30/03                                                499,596
    451,000   Federal Home Loan Mortgage Corp.,
              6.38%, 11/15/03                                                453,945
    600,000   Federal Home Loan Mortgage Corp.,
              1.09%, 12/31/03                                                598,422
    500,000   Federal Home Loan Mortgage Corp.,
              Series RB,
              1.05%, 2/26/04                                                 497,821
     20,930   Federal Home Loan Mortgage Corp.,
              Gold Pool #N97626,
              7.00%, 5/1/04                                                   21,440
    500,000   Federal Home Loan Mortgage Corp.,
              5.00%, 5/15/04                                                 511,958
     51,836   Federal Home Loan Mortgage Corp.,
              Gold Pool #L74991,
              6.00%, 12/1/04                                                  52,877
    300,000   Federal Home Loan Mortgage Corp.,
              Medium Term Note,
              2.00%, 2/18/05                                                 300,861
    502,075   Federal Home Loan Mortgage Corp.,
              Gold Pool #N97922,
              6.00%, 3/1/05                                                  515,976
$   390,000   Federal Home Loan Mortgage Corp.,
              Medium Term Note,
              3.50%, 7/29/05                                           $     397,600
    300,000   Federal National Mortgage Assoc.,
              1.40%, 9/21/04                                                 300,136
    500,000   Federal National Mortgage Assoc.,
              2.25%, 10/29/04                                                500,377
    415,000   Federal National Mortgage Assoc.,
              2.20%, 12/30/04                                                415,958
    900,000   Federal National Mortgage Assoc.,
              4.45%, 5/3/05                                                  919,426
    350,000   Federal National Mortgage Assoc.,
              2.75%, 5/4/05                                                  350,502
    500,000   Federal National Mortgage Assoc.,
              2.45%, 5/18/05                                                 500,830
    400,000   Federal National Mortgage Assoc.,
              2.50%, 8/5/05                                                  401,852
                                                                       -------------
Total United States Government & Agency Obligations
  (Cost $9,451,027)                                                    $   9,457,954
                                                                       -------------
REPURCHASE AGREEMENT                                    18.6%
$ 2,707,272   Bear Stearns & Co., Inc., 0.96%, Due 10/1/03,
                Repurchase price $2,707,345, Collateralized
                by U.S. Treasury Bond                                  $   2,707,272
                                                                       -------------
Total Repurchase Agreement (Cost $2,707,272)                           $   2,707,272
                                                                       -------------
Total Investments (Cost $14,475,581)                            99.4%  $  14,482,383
Other assets in excess of liabilities                            0.6%         80,731
                                                               -----   -------------
Net Assets                                                     100.0%  $  14,563,114
                                                               =====   =============

See Notes to Financial Statements

Statement of Assets and Liabilities                           September 30, 2003

ASSETS:
   Investments in securities at value (cost $11,768,309)--Note 2(A)                                       $   11,775,111
   Repurchase agreements at cost                                                                               2,707,272
                                                                                                          --------------
      Total Investments                                                                                       14,482,383
   Interest receivable                                                                                           110,651
   Receivable from investment manager                                                                             22,787
   Other assets                                                                                                    2,946
                                                                                                          --------------
                                                                                                              14,618,767

LIABILITIES:
   Payable to investment manager                                                         $        3,116
   Accrued expenses                                                                              52,537           55,653
                                                                                         --------------   --------------
NET ASSETS at value, applicable to 548,436 outstanding units
   of beneficial interest--Note 5                                                                         $   14,563,114
                                                                                                          ==============

NET ASSET VALUE offering and redemption price per unit
   ($14,563,114 divided by 548,436 units)                                                                 $        26.55
                                                                                                          ==============

Statement of Operations                            Year Ended September 30, 2003

INVESTMENT INCOME:
   Investment Income:
      Interest                                                                           $      381,990
      Securities lending                                                                            245
                                                                                         --------------
         Total Investment Income                                                                          $      382,235
   Expenses:
      Investment manager's fees--Note 3(A)                                                       45,068
      Shareholder servicing fees and expenses--Note 3(B)                                        102,762
      Custodian fees and expenses                                                                 9,049
      Legal and Auditing fees                                                                    37,813
      Consultant fees                                                                            13,810
      Trustees' fees and expenses--Note 3(C)                                                     36,020
      Printing and Postage                                                                       16,523
      Insurance                                                                                   3,030
      Other                                                                                      35,892
                                                                                         --------------
         Total Expenses                                                                         299,967
         Less investment manager's fee waiver--Note 3(A)                                       (155,885)

         Net Expenses                                                                                            144,082
                                                                                                          --------------
NET INVESTMENT INCOME                                                                                            238,153
REALIZED AND UNREALIZED LOSS ON INVESTMENTS--Note 4:
   Net realized loss on investments                                                             (71,165)
   Net decrease in unrealized depreciation on investments                                       (21,328)
                                                                                         --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                                  (92,493)
                                                                                                          --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $      145,660
                                                                                                          ==============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                           YEAR ENDED       YEAR ENDED
                                                                                            9/30/2003        9/30/2002
                                                                                         --------------   --------------
OPERATIONS:
   Net investment income                                                                 $      238,153   $      397,364
   Net realized loss on investments                                                             (71,165)         (27,351)
   Net decrease in unrealized depreciation                                                      (21,328)         (13,606)
                                                                                         --------------   --------------
      Net increase in net assets resulting from operations                                      145,660          356,407
                                                                                         --------------   --------------
CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                                                        9,093,476        8,519,321
   Value of units redeemed                                                                  (14,458,206)      (9,739,680)
                                                                                         --------------   --------------
   Net decrease in net assets resulting from capital transactions                            (5,364,730)      (1,220,359)
                                                                                         --------------   --------------
   Net decrease                                                                              (5,219,070)        (863,952)
NET ASSETS at beginning of year                                                              19,782,184       20,646,136
                                                                                         --------------   --------------
NET ASSETS at end of year                                                                $   14,563,114   $   19,782,184
                                                                                         ==============   ==============

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL

     Participation in RSI Retirement Trust ("the Trust") is limited to IRA's and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations determined by the Trustees of the Trust to have business interests in common with organizations participating in the Trust. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans which are qualified under
Section 401 of the Code ("Participating Plans").

     In order to provide investment products to Participating Plans, the Trust operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series mutual fund currently issuing, as of September 30, 2003, seven classes of units of beneficial interest: Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of the Trust as an open-end management investment company under the Investment Company Act of 1940 ("Act"). Retirement System Distributors Inc. ("Distributors") acts as the distributor of the Investment Funds' units of beneficial interest. The Distributor is a wholly owned subsidiary of Retirement System Group Inc. ("RSGroup(R)").

     The financial statements of the Investment Funds are presented on a combined and individual basis. The combined financial statements should be read in conjunction with the individual financial statements.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITIES VALUATION: Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

     (1) each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price or bid price;

     (2) United States Government and Agency obligations and certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

     (3) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

     In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trust's Trustees. Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost.

     Investments and other assets and liabilities denominated in foreign currencies are translated to United States dollars at the prevailing rate of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date; interest income, including, where applicable, accretion of discount and amortization of premium on investments and zero coupon bonds, is recognized on an accrual basis. Paydown gains and losses on mortgage-backed securities are recorded as adjustments to interest income.

(C) REPURCHASE AGREEMENTS: The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Manager, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. The collateral received in the repurchase agreements is deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying collateral falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(D) SECURITIES LOANS: The Investment Funds lend their securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

     Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received.

(E) DIVIDENDS TO UNITHOLDERS: The Trust does not normally declare nor pay dividends on its net investment income or capital gains.

(F) FEDERAL INCOME TAXES: The Trust has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under
     Section 501(a) of the Internal Revenue Code with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

(G) ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

(H) OTHER: The Trust accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated evenly between each Investment Fund.

     Administrative expenses incurred by the Trust relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

(I) FINANCIAL FUTURES CONTRACTS: The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by marking-to-market on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. The Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

(J) OPTIONS WRITTEN: The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

(K) FORWARD CURRENCY CONTRACTS: A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by an Investment Fund as unrealized appreciation or depreciation. When the forward is closed, the Investment Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. An Investment Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

NOTE 3--INVESTMENT MANAGERS' FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(A) Effective September 15, 2003, Dresdner RCM Global Investors LLC, and Northern Trust Investments, N.A. assumed investment management of the Core Equity Fund, replacing Retirement System Investors Inc. ("RSI") as the Fund's adviser. Portfolio management of the Core Equity Fund is split, 60% / 40%, between Dresdner RCM Global Investors LLC, and Northern Trust Investments, N.A., respectively. Prior to September 15, 2003, RSI was the Investment Adviser for each Investment Fund. RSI has retained subadvisers to manage the International Equity Fund and the Emerging Growth Equity Fund. RSI acts as Investment Manager to the Value Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund, and Short-Term Investment Fund and exercises general oversight with respect to the Fund's portfolio management, including reporting of manager performance to the Trustees and Investment Committee, compliance matters, sub-advisory portfolio analysis, and presentations to unitholders.

     Fees incurred by RSI pursuant to the provisions of its investment management contracts are payable monthly to RSI and quarterly to all subadvisers and are computed based on the value of the net assets of each Investment Fund determined on a monthly or quarterly basis as appropriate at the rates listed in the following table.

     The table of rates below are those as of September 30, 2003.

     INVESTMENT FUND                            INVESTMENT MANAGER                             FEE
     ---------------                            ------------------                             ---
     Core Equity Fund                     Retirement System Investors Inc.         .60% on first $50 million,
                                           (adviser through 9/14/03)               .50% on next $150 million,
                                                                                   and .40% over $200 million

                                          Dresdner RCM Global Investors LLC        .40% on first $100 million,
                                           (beginning 9/15/03)                     .25% on next $300 million,
                                                                                   .20% on next $600 million,
                                                                                   and .15% over $1 billion

                                          Northern Trust Investments, N.A.         .16% on first $25 million,
                                           (beginning 9/15/03)                     .10% on next $25 million,
                                                                                   .06% on next $50 million,
                                                                                   and .04% over $100 million

     Value Equity Fund                    Retirement System Investors Inc.         .60% on first $50 million,
                                                                                   .50% on next $150 million,
                                                                                   and .40% over $200 million

     Emerging Growth Equity Fund          Retirement System Investors Inc.         1.00%
                                           (10/1/02 only)

                                          HLM Management Company Inc.              1.00% on first $25 million,
                                           (subadviser 10/1/02 only)               .80% on next $25 million,
                                                                                   and .60% over $50 million

                                          Batterymarch Financial                   .85% on first $25 million,
                                           Management, Inc.                        .70% on next $75 million,
                                           (subadviser beginning 10/2/02)          and .60% over $100 million

                                          Neuberger Berman Management Inc.         .80%
                                           (subadviser beginning 10/2/02)

     International Equity Fund            Bank of Ireland Asset                    .75% on first $20 million,
                                           Management (U.S.) Limited               .50% on next $30 million,
                                           (subadviser)                            and .35% over $50 million

     Actively Managed Bond Fund           Retirement System Investors Inc.         .40% on first $50 million,
                                                                                   .30% on next $100 million,
                                                                                   and .20% over $150 million

     INVESTMENT FUND                            INVESTMENT MANAGER                             FEE
     ---------------                            ------------------                             ---
     Intermediate-Term Bond Fund          Retirement System Investors Inc.         .40% on first $50 million,
                                                                                   .30% on next $150 million,
                                                                                   and .20% over $200 million

     Short-Term Investment Fund           Retirement System Investors Inc.         .25% on first $50 million,
                                                                                   and .20% over $50 million

     The Trust's investment management agreement with RSI provides for RSI to receive a management fee of 0.20% per annum of the average daily net assets of the Investment Funds that employ a subadviser. For the year ended September 30, 2003, RSI has voluntarily waived a portion of its investment manager's fee from the Short-Term Investment Fund amounting to $155,885 to limit the Fund's annual expenses to 0.80% of average net assets.

(B) Shareholder servicing fees and expenses for the year ended September 30, 2003, consist of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGroup(R)) under a contract for providing administrative services for the Investment Funds. Effective June 1, 2003, the Trust's Trustees approved a change in the fee arrangement applicable for each of the Investment Funds to 0.50% per annum of the average daily net assets. Prior to June 1, 2003, the fee arrangement applicable for each of the Investment Funds was as follows:

                AVERAGE NET ASSETS                      FEE
                ------------------                      ---
                First $25 million                       .60%
                Next $25 million                        .50%
                Next $25 million                        .40%
                Over $75 million                        .30%

(C) Each Trustee who is not an officer of the Trust receives an annual fee of $15,000 and a fee of $950 per meeting attended, except that such fee is $400 for a telephonic meeting. Such Trustees may also participate in a deferred compensation plan which permits each Trustee to defer payment of a portion of their fees. Several officers of the Trust are also officers of RSGroup(R) and its subsidiaries.

(D) In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 4--SECURITIES TRANSACTIONS

     The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 2003:

                                                             PURCHASES          SALES
                                                             ---------          -----
   Core Equity Fund                                        $ 191,225,108    $ 178,716,520
   Value Equity Fund                                          57,459,294       53,768,190
   Emerging Growth Equity Fund                                97,125,488       91,419,415
   International Equity Fund                                  22,075,859       11,809,676
   Actively Managed Bond Fund                                 91,929,067      100,613,193
   Intermediate-Term Bond Fund                                36,685,639       39,481,189

     Net unrealized appreciation (depreciation) consisting of gross unrealized appreciation and gross unrealized depreciation at September 30, 2003 for each of the Investment Funds was as follows:

                                          NET UNREALIZED       GROSS            GROSS
                                           APPRECIATION      UNREALIZED       UNREALIZED
                                          (DEPRECIATION)    APPRECIATION     DEPRECIATION
                                          --------------    ------------     ------------
   Core Equity Fund                        $ 11,879,102     $ 15,706,533     $ (3,827,431)
   Value Equity Fund                          5,192,218        8,006,379       (2,814,161)
   Emerging Growth Equity Fund               10,934,455       12,272,833       (1,338,378)
   International Equity Fund                 (2,096,195)       5,220,458       (7,316,653)
   Actively Managed Bond Fund                 4,781,566        5,427,044         (645,478)
   Intermediate-Term Bond Fund                  509,290          718,644         (209,354)
   Short-Term Investment Fund                     6,802           11,208           (4,406)

     The following summarizes the market value of securities that were on loan to brokers and the value of securities and cash held as collateral for these loans at year ended September 30, 2003. The cash collateral received was invested into repurchase agreements.

                                                                VALUE OF
                                                               SECURITIES        VALUE OF
                                                                 LOANED         COLLATERAL
                                                               ----------       ----------
   Core Equity Fund                                           $  2,459,657     $  2,556,263
   Value Equity Fund                                             3,719,565        3,850,818
   Emerging Growth Equity Fund                                  12,878,644       13,602,768
   International Equity Fund                                     6,672,366        7,052,060
   Actively Managed Bond Fund                                    1,993,509        2,061,498
   Intermediate-Term Bond Fund                                     284,194          284,214

     These securities lending arrangements may result in significant credit exposure in the event the counterparty to the transaction was unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collaterized by cash or securities with a market value in excess of the Investment Funds' obligation under the contract. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

NOTE 5--CAPITAL TRANSACTIONS

     At September 30, 2003 there were an unlimited number of units of beneficial interest authorized for each Investment Fund.

     Transactions in the units of beneficial interest of each Investment Fund for the year ended September 30, 2003 were as follows:

                                           CORE EQUITY                        VALUE EQUITY
                                              FUND                                FUND
                                 -------------------------------     ------------------------------
                                     UNITS            AMOUNT             UNITS             AMOUNT
                                 ------------      -------------     ------------      -------------
   Units sold                         418,053      $  27,107,621          208,732      $  14,577,177
   Units redeemed                    (367,844)       (23,970,511)        (170,349)       (12,022,641)
                                 ------------      -------------     ------------      -------------
   Net increase (decrease)             50,209      $   3,137,110           38,383      $   2,554,536
                                 ============      =============     ============      =============

                                         EMERGING GROWTH                     INTERNATIONAL
                                           EQUITY FUND                        EQUITY FUND
                                 -------------------------------     -------------------------------
                                     UNITS            AMOUNT             UNITS             AMOUNT
                                 ------------      -------------     ------------      -------------
   Units sold                         289,048      $  15,080,975          337,274      $  12,883,690
   Units redeemed                    (238,413)       (12,532,224)        (211,777)        (8,498,226)
                                 ------------      -------------     ------------      -------------
   Net increase (decrease)             50,635      $   2,548,751          125,497      $   4,385,464
                                 ============      =============     ============      =============

                                         ACTIVELY MANAGED                  INTERMEDIATE-TERM
                                            BOND FUND                          BOND FUND
                                 -------------------------------     -------------------------------
                                     UNITS            AMOUNT             UNITS             AMOUNT
                                 ------------      -------------     ------------      -------------
   Units sold                         633,085      $  31,459,965          217,553      $   9,233,113
   Units redeemed                    (653,482)       (32,582,158)        (288,735)       (12,270,444)
                                 ------------      -------------     ------------      -------------
   Net increase (decrease)            (20,397)     $  (1,122,193)         (71,182)     $  (3,037,331)
                                 ============      =============     ============      =============

                                           SHORT-TERM
                                         INVESTMENT FUND
                                 -------------------------------
                                     UNITS             AMOUNT
                                 ------------      -------------
   Units sold                         343,309      $   9,093,476
   Units redeemed                    (545,723)       (14,458,206)
                                 ------------      -------------
   Net increase (decrease)           (202,414)     $  (5,364,730)
                                 ============      =============

     Transactions in the units of beneficial interest of each Investment Fund for the year ended September 30, 2002 were as follows:

                                           CORE EQUITY                        VALUE EQUITY
                                              FUND                                FUND
                                 -------------------------------     -------------------------------
                                     UNITS            AMOUNT             UNITS             AMOUNT
                                 ------------      -------------     ------------      -------------
   Units sold                         505,969      $  35,926,302          205,316      $  15,301,901
   Units redeemed                    (290,098)       (23,199,477)        (140,929)       (11,194,467)
                                 ------------      -------------     ------------      -------------
   Net increase (decrease)            215,871      $  12,726,825           64,387      $   4,107,434
                                 ============      =============     ============      =============

                                         EMERGING GROWTH                     INTERNATIONAL
                                           EQUITY FUND                        EQUITY FUND
                                 -------------------------------     ------------------------------
                                     UNITS            AMOUNT             UNITS             AMOUNT
                                 ------------      -------------     ------------      -------------
   Units sold                         342,413      $  21,241,913          224,450      $   9,408,584
   Units redeemed                    (142,705)       (10,580,944)        (105,265)        (4,979,726)
                                 ------------      -------------     ------------      -------------
   Net increase (decrease)            199,708      $  10,660,969          119,185      $   4,428,858
                                 ============      =============     ============      =============

                                         ACTIVELY MANAGED                  INTERMEDIATE-TERM
                                            BOND FUND                          BOND FUND
                                 -------------------------------     -------------------------------
                                     UNITS            AMOUNT             UNITS             AMOUNT
                                 ------------      -------------     ------------      -------------
   Units sold                         481,523      $  23,043,213          152,814      $   6,371,268
   Units redeemed                    (711,289)       (33,866,807)        (253,025)       (10,514,857)
                                 ------------      -------------     ------------      -------------
   Net increase (decrease)           (229,766)     $ (10,823,594)        (100,211)     $  (4,143,589)
                                 ============      =============     ============      =============

                                           SHORT-TERM
                                         INVESTMENT FUND
                                 ------------------------------
                                     UNITS            AMOUNT
                                 ------------      ------------
   Units sold                         326,056      $  8,519,321
   Units redeemed                    (373,050)       (9,739,680)
                                 ------------      ------------
   Net increase (decrease)            (46,994)     $ (1,220,359)
                                 ============      ============

     Net Assets at September 30, 2003 are comprised as follows:

                                                                                         EMERGING
                                                CORE EQUITY         VALUE EQUITY       GROWTH EQUITY      INTERNATIONAL
                                                   FUND                FUND                FUND            EQUITY FUND
                                              --------------      --------------      --------------      --------------
  Paid-in capital (deficit)                   $ (157,322,701)     $  (44,404,098)     $  (47,903,427)     $   24,715,167
  Accumulated income (loss)                       51,631,976          22,891,116          (8,801,278)           (763,610)
  Accumulated realized gain                      246,873,154          96,744,213         114,006,938          35,147,279
  Unrealized appreciation (depreciation)          11,879,102           5,192,218          10,934,455          (2,056,847)
                                              --------------      --------------      --------------      --------------
                                              $  153,061,531      $   80,423,449      $   68,236,688      $   57,041,989
                                              ==============      ==============      ==============      ==============

                                                                     ACTIVELY
                                                                      MANAGED        INTERMEDIATE-TERM      SHORT-TERM
                                                                     BOND FUND           BOND FUND        INVESTMENT FUND
                                                                  --------------      --------------      ---------------
  Paid-in capital (deficit)                                       $ (119,161,368)     $ (117,100,103)     $  (32,740,902)
  Accumulated income                                                 212,934,618         139,323,152          46,111,848
  Accumulated realized gain                                           35,721,797          15,471,703           1,185,366
  Unrealized appreciation                                              4,781,566             509,290               6,802
                                                                  --------------      --------------      --------------
                                                                  $  134,276,613      $   38,204,042      $   14,563,114
                                                                  ==============      ==============      ==============

NOTE 6--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Investment Funds' activity during the year in writing equity call options had off-balance sheet risk of accounting loss. These financial instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. A written equity call option obligates an Investment Fund to deliver the underlying security upon exercise by the holder of the option. The Investment Funds cover options written by owning the underlying security.

     A summary of the Investment Funds' option transactions written for the year follows:

VALUE EQUITY FUND

                                                                 NUMBER OF
                                                                  OPTIONS         PREMIUMS
                                                                 CONTRACTS        RECEIVED
                                                                 ---------        --------
   Contracts outstanding at September 30, 2002                         --        $       --
   Options written                                                  1,200           236,893
   Options terminated in closing purchase transactions               (400)         (113,297)
   Options exercised                                                   --                --
   Options expired                                                   (800)         (123,596)
                                                                   ------        ----------
   Contracts outstanding at September 30, 2003                         --        $       --
                                                                   ======        ==========

NOTE 7--FINANCIAL HIGHLIGHTS

                                                                                CORE EQUITY FUND
                                                --------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 9/30/2003        9/30/2002        9/30/2001        9/30/2000        9/30/1999
                                                ------------     ------------     ------------     ------------     ------------
PER UNIT OPERATING PERFORMANCE:*
 (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year          $      60.80     $      80.20     $     118.08     $     106.30     $      79.41
                                                ------------     ------------     ------------     ------------     ------------

Income from Investment Operations:

Net investment income (loss)                           (0.04)            0.37             0.60             0.33             0.37
Net realized and unrealized gain (loss) on
 investments                                            9.78           (19.77)          (38.48)           11.45            26.52
                                                ------------     ------------     ------------     ------------     ------------
Total from Investment Operations                        9.74           (19.40)          (37.88)           11.78            26.89
                                                ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of the year                $      70.54     $      60.80     $      80.20     $     118.08     $     106.30
                                                ============     ============     ============     ============     ============
TOTAL RETURN                                           16.02%          (24.19)%         (32.08)%          11.08%           33.86%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                             (1.10)%          (1.04)%          (1.01)%          (0.99)%          (0.97)%
  Net investment income (loss)                         (0.06)%           0.46%            0.60%            0.29%            0.37%

Portfolio Turnover Rate                               120.81%           39.24%            7.58%            5.86%            8.89%

Net Assets at End of the year ($1,000's)        $    153,062     $    128,882     $    152,684     $    200,691     $    174,373

                                                                                VALUE EQUITY FUND
                                                --------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 9/30/2003        9/30/2002        9/30/2001        9/30/2000        9/30/1999
                                                ------------     ------------     ------------     ------------     ------------
PER UNIT OPERATING PERFORMANCE:*
 (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year          $      64.12     $      77.46     $      88.10     $      72.01     $      56.27
                                                ------------     ------------     ------------     ------------     ------------

Income from Investment Operations:

Net investment income                                   0.64             0.67             0.68             0.73             0.66
Net realized and unrealized gain (loss) on
 investments                                           10.87           (14.01)          (11.32)           15.36            15.08
                                                ------------     ------------     ------------     ------------     ------------
Total from Investment Operations                       11.51           (13.34)          (10.64)           16.09            15.74
                                                ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of the year                $      75.63     $      64.12     $      77.46     $      88.10     $      72.01
                                                ============     ============     ============     ============     ============
TOTAL RETURN                                           17.95%          (17.22)%         (12.08)%          22.34%           27.97%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                             (1.32)%          (1.26)%          (1.18)%          (1.08)%          (1.06)%
  Expenses Including Expense Offsets                   (1.32)%          (1.24)%          (1.17)%          (1.05)%          (1.02)%
  Net investment income                                 0.91%            0.84%            0.77%            0.91%            0.94%

Portfolio Turnover Rate                                77.13%           47.13%           38.58%           71.85%           90.14%

Net Assets at End of the year ($1,000's)        $     80,423     $     65,726     $     74,405     $     88,445     $     84,839

   * Using average units basis.

                                                                           EMERGING GROWTH EQUITY FUND
                                                --------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 9/30/2003        9/30/2002        9/30/2001        9/30/2000        9/30/1999
                                                ------------     ------------     ------------     ------------     ------------
PER UNIT OPERATING PERFORMANCE:*
 (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year          $      51.05     $      74.78     $     131.34     $      80.96     $      54.90
                                                ------------     ------------     ------------     ------------     ------------

Income from Investment Operations:

Net investment loss                                    (0.53)           (1.27)           (1.24)           (1.62)           (1.05)
Net realized and unrealized gain (loss) on
 investments                                           12.30           (22.46)          (55.32)           52.00            27.11
                                                ------------     ------------     ------------     ------------     ------------
Total from Investment Operations                       11.77           (23.73)          (56.56)           50.38            26.06
                                                ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of the year                $      62.82     $      51.05     $      74.78     $     131.34     $      80.96
                                                ============     ============     ============     ============     ============
TOTAL RETURN                                           23.06%          (31.73)%         (43.06)%          62.23%           47.47%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                             (1.96)%          (1.99)%          (1.91)%          (1.79)%          (2.02)%
  Expenses Including Expense Offsets                   (1.96)%          (1.97)%          (1.89)%          (1.79)%          (1.99)%
  Net investment loss                                  (0.98)%          (1.73)%          (1.29)%          (1.37)%          (1.55)%

Portfolio Turnover Rate                               161.68%           98.10%          102.33%          137.97%          222.98%

Net Assets at End of the year ($1,000's)        $     68,237     $     52,867     $     62,503     $     98,703     $     76,191

                                                                            INTERNATIONAL EQUITY FUND
                                                --------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 9/30/2003        9/30/2002        9/30/2001        9/30/2000        9/30/1999
                                                ------------     ------------     ------------     ------------     ------------
PER UNIT OPERATING PERFORMANCE:*
 (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year          $      37.85     $      45.54     $      61.82     $      55.87     $      45.44
                                                ------------     ------------     ------------     ------------     ------------

Income from Investment Operations:

Net investment income (loss)                            0.46             0.22             0.25             0.09            (0.21)
Net realized and unrealized gain (loss) on
 investments                                            5.35            (7.91)          (16.53)            5.86            10.64
                                                ------------     ------------     ------------     ------------     ------------
Total from Investment Operations                        5.81            (7.69)          (16.28)            5.95            10.43
                                                ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of the year                $      43.66     $      37.85     $      45.54     $      61.82     $      55.87
                                                ============     ============     ============     ============     ============
TOTAL RETURN                                           15.35%          (16.89)%         (26.33)%          10.65%           22.95%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                             (1.70)%          (1.71)%          (1.62)%          (1.64)%          (1.98)%
  Expenses Including Expense Offsets                   (1.70)%          (1.71)%          (1.62)%          (1.64)%          (1.97)%
  Net investment income (loss)                          1.13%            0.48%            0.45%            0.14%           (0.39)%

Portfolio Turnover Rate                                24.50%           17.60%           15.79%           30.82%          120.42%

Net Assets at End of the year ($1,000's)        $     57,042     $     44,696     $     48,356     $     56,991     $     49,288

   * Using average units basis.

                                                                           ACTIVELY MANAGED BOND FUND
                                                --------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 9/30/2003        9/30/2002        9/30/2001        9/30/2000        9/30/1999
                                                ------------     ------------     ------------     ------------     ------------
PER UNIT OPERATING PERFORMANCE:*
 (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year          $      49.16     $      45.53     $      39.31     $      37.21     $      37.73
                                                ------------     ------------     ------------     ------------     ------------

Income from Investment Operations:

Net investment income                                   2.54             2.66             2.78             2.67             2.32
Net realized and unrealized gain (loss) on
 investments                                           (1.20)            0.97             3.44            (0.57)           (2.84)
                                                ------------     ------------     ------------     ------------     ------------
Total from Investment Operations                        1.34             3.63             6.22             2.10            (0.52)
                                                ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of the year                $      50.50     $      49.16     $      45.53     $      39.31     $      37.21
                                                ============     ============     ============     ============     ============
TOTAL RETURN                                            2.73%            7.97%           15.82%            5.64%           (1.38)%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                             (0.93)%          (0.89)%          (0.85)%          (0.82)%          (0.78)%
  Net investment income                                 5.11%            5.69%            6.54%            7.09%            6.17%

Portfolio Turnover Rate                                77.69%           28.28%           11.60%           16.81%           42.18%

Net Assets at End of the year ($1,000's)        $    134,277     $    131,720     $    132,442     $    153,930     $    184,197

                                                                           INTERMEDIATE-TERM BOND FUND
                                                --------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 9/30/2003        9/30/2002        9/30/2001        9/30/2000        9/30/1999
                                                ------------     ------------     ------------     ------------     ------------
PER UNIT OPERATING PERFORMANCE:*
 (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year          $      42.16     $      40.48     $      36.53     $      34.54     $      34.10
                                                ------------     ------------     ------------     ------------     ------------

Income from Investment Operations:

Net investment income                                   1.36             1.95             2.17             2.07             1.85
Net realized and unrealized gain (loss) on
 investments                                           (0.66)           (0.27)            1.78            (0.08)           (1.41)
                                                ------------     ------------     ------------     ------------     ------------
Total from Investment Operations                        0.70             1.68             3.95             1.99             0.44
                                                ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of the year                $      42.86     $      42.16     $      40.48     $      36.53     $      34.54
                                                ============     ============     ============     ============     ============
TOTAL RETURN                                            1.66%            4.15%           10.81%            5.76%            1.29%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                             (1.37)%          (1.33)%          (1.24)%          (1.20)%          (1.12)%
  Net investment income                                 3.20%            4.73%            5.62%            5.90%            5.40%

Portfolio Turnover Rate                                99.53%           71.62%           18.34%           14.39%           50.51%

Net Assets at End of the year ($1,000's)        $     38,204     $     40,577     $     43,019     $     51,805     $     62,524

   * Using average units basis.

                                                                           SHORT-TERM INVESTMENT FUND
                                                --------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 9/30/2003        9/30/2002        9/30/2001        9/30/2000        9/30/1999
                                                ------------     ------------     ------------     ------------     ------------
PER UNIT OPERATING PERFORMANCE:*
 (for a unit outstanding throughout the year)
Net Asset Value, Beginning of the year          $      26.35     $      25.88     $      24.56     $      23.28     $      22.31
                                                ------------     ------------     ------------     ------------     ------------

Income from Investment Operations:

Net investment income                                   0.35             0.52             1.19             1.26             1.05
Net realized and unrealized gain (loss) on
 investments                                           (0.15)           (0.05)            0.13             0.02            (0.08)
                                                ------------     ------------     ------------     ------------     ------------
Total from Investment Operations                        0.20             0.47             1.32             1.28             0.97
                                                ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of the year                $      26.55     $      26.35     $      25.88     $      24.56     $      23.28
                                                ============     ============     ============     ============     ============
TOTAL RETURN                                            0.76%            1.82%            5.37%            5.50%            4.35%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets
  Expenses                                             (0.80)%          (0.80)%          (0.80)%          (0.80)%          (0.80)%
  Net investment income                                 1.32%            2.01%            4.68%            5.28%            4.63%

Decrease in above expense ratio due to fee
 waiver                                                 0.87%            0.73%            0.70%            0.64%            0.46%

Net Assets at End of the year ($1,000's)        $     14,563     $     19,782     $     20,646     $     19,170     $     27,286

   * Using average units basis.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Unitholders of RSI Retirement Trust

     In our opinion, the accompanying combined and individual statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund (constituting RSI Retirement Trust, hereafter referred to as the "Funds") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York
November 7, 2003

2003 ANNUAL MEETING RESULTS

     On October 21, 2003, RSI Retirement Trust held its Annual Meeting of Trust Participants to consider: (1) the election of four Trustees for terms of three years, (2) ratification or rejection of PricewaterhouseCoopers LLP as independent accountants of RSI Retirement Trust for fiscal year ending September 30, 2003, (3a) approval or rejection of a new management agreement with Retirement System Investors Inc., (3b) approval or rejection of a new sub-advisory investment management agreement with Bank of Ireland Asset Management (U.S.) Limited, (3c) approval or rejection of a new sub-advisory investment management agreement with Batterymarch Financial Management, Inc.,
(3d) approval or rejection of a new sub-advisory investment management agreement with Neuberger Berman Management Inc., (4) approval or rejection of a proposed "Manager of Managers" agreement with Retirement System Investors Inc., (5) approval or rejection of a new sub-advisory investment management agreement with Neuberger Berman Management Inc. on Account of Assignment, (6) approval or rejection of a new investment management agreement with Dresdner RCM Global Investors LLC, (7) approval or rejection of a new investment management agreement with Northern Trust Investments, N.A., and (8) approval or rejection of an amended investment management agreement with Retirement System Investors for Core Equity Fund.

                        PROPOSAL 1: ELECTION OF TRUSTEES

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
NOMINEE:
Herbert G. Chorbajian

FOR:                               6,773,718                90.70                        70.12
AGAINST:                             694,285                 9.30                         7.19
ABSTAIN:                                   0                   --                            0

NOMINEE:
James P. Cronin

FOR:                               7,280,886                97.49                        75.37
AGAINST:                             187,117                 2.51                         1.94
ABSTAIN:                                   0                   --                            0

NOMINEE:
Joseph L. Mancino

FOR:                               7,248,124                97.06                        75.03
AGAINST:                             219,879                 2.94                         2.28
ABSTAIN:                                   0                   --                            0

NOMINEE:
William L. Schrauth

FOR:                               6,766,478                90.61                        70.04
AGAINST:                             701,525                 9.39                         7.26
ABSTAIN:                                   0                   --                            0

     Trustees Candace Cox, William Dannecker, Joseph R. Ficalora, Maurice E. Kinkade, William A. McKenna, and Raymond L. Willis are serving terms that did not expire during the fiscal year ended September 30, 2003.

 PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS PRICEWATERHOUSECOOPERS LLP

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                               6,960,872                93.21                        72.06
AGAINST:                             495,859                 6.64                         5.13
ABSTAIN:                              11,271                 0.15                         0.12

  PROPOSAL 3A: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT
                             SYSTEM INVESTORS INC.

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                               7,393,685                99.00                        76.54
AGAINST:                              20,691                 0.28                         0.21
ABSTAIN:                              53,627                 0.72                         0.56

 PROPOSAL 3B: APPROVAL OF NEW SUB-ADVISORY INVESTMENT MANAGEMENT AGREEMENT WITH
   BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED (INTERNATIONAL EQUITY FUND
                                     ONLY)

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                               1,007,034                99.05                        77.89
AGAINST:                                   0                    0                            0
ABSTAIN:                               9,650                 0.95                         0.75

 PROPOSAL 3C: APPROVAL OF NEW SUB-ADVISORY INVESTMENT MANAGEMENT AGREEMENT WITH
   BATTERYMARCH FINANCIAL MANAGEMENT, INC. (EMERGING GROWTH EQUITY FUND ONLY)

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                                 815,766                98.94                        75.67
AGAINST:                               2,608                 0.32                         0.24
ABSTAIN:                               6,137                 0.74                         0.57

 PROPOSAL 3D: APPROVAL OF NEW SUB-ADVISORY INVESTMENT MANAGEMENT AGREEMENT WITH
       NEUBERGER BERMAN MANAGEMENT INC. (EMERGING GROWTH EQUITY FUND ONLY)

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                                 815,766                98.94                       75.67
AGAINST:                               2,608                 0.32                        0.24
ABSTAIN:                               6,137                 0.74                        0.57

     PROPOSAL 4: APPROVAL OF A PROPOSED "MANAGER OF MANAGERS" AGREEMENT WITH
                        RETIREMENT SYSTEM INVESTORS INC.

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                               7,378,743                98.80                        76.38
AGAINST:                              35,634                 0.48                         0.37
ABSTAIN:                              53,627                 0.72                         0.56

   PROPOSAL 5: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH NEUBERGER BERMAN MANAGEMENT INC. ON ACCOUNT OF ASSIGNMENT (EMERGING GROWTH EQUITY FUND ONLY)

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                                 815,766                98.94                        75.67
AGAINST:                               2,608                 0.32                         0.24
ABSTAIN:                               6,137                 0.74                         0.57

       PROPOSAL 6: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT WITH
            DRESDNER RCM GLOBAL INVESTORS LLC (CORE EQUITY FUND ONLY)

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                               1,677,627                99.26                        78.00
AGAINST:                                 181                 0.01                         0.01
ABSTAIN:                              12,376                 0.73                         0.58

       PROPOSAL 7: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT WITH
            NORTHERN TRUST INVESTMENTS, N.A. (CORE EQUITY FUND ONLY)

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                               1,677,627                99.26                        78.00
AGAINST:                                 181                 0.01                         0.01
ABSTAIN:                              12,376                 0.73                         0.58

     PROPOSAL 8: APPROVAL OF AN AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC. FOR CORE EQUITY FUND (CORE EQUITY FUND ONLY)

                                     SHARES           % OF SHARES VOTED          % OF OUTSTANDING SHARES
FOR:                               1,677,063                99.22                        77.98
AGAINST:                                 745                 0.04                         0.03
ABSTAIN:                              12,376                 0.73                         0.58

OFFICERS

William Dannecker, President
Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary John F. Saunders, Executive Vice President
C. Paul Tyborowski, Executive Vice President
Stephen A. Hughes, Senior Vice President
Veronica A. Fisher, Vice President and Assistant Treasurer
Deborah A. DaGiau, Vice President
G. Michael Morgenroth, Vice President
Jan M. Schultz, Ph.D., First Vice President
Elizabeth Bello, Second Vice President
Maureen Hamblin, Second Vice President
Cindy McDonald, Second Vice President
Amy Morneweck, Second Vice President
Gary Pallatta, Second Vice President
Scott Ridenour, Second Vice President and Treasurer

CONSULTANTS

Actuarial--Retirement System Consultants Inc.
Administrative and Recordkeeping--Retirement System Consultants Inc. Investments--EAI Partners, L.P., d/b/a "Evaluation Associates, Inc."

INVESTMENT MANAGERS

Bank of Ireland Asset Management (U.S.) Limited
Batterymarch Financial Management, Inc.
Dresdner RCM Global Investors LLC*
HLM Management Company, Inc.--See Note 3 to Financial Statements
Neuberger Berman Management Inc.
Northern Trust Investments, N.A.*
Retirement System Investors Inc.

CUSTODIAN

Custodial Trust Company

DISTRIBUTOR

Retirement System Distributors Inc.

TRANSFER AGENT

Retirement System Consultants Inc.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP

COUNSEL

Shearman & Sterling

* Commenced management of the Core Equity Fund on September 15, 2003.

ABOUT THE FUND'S TRUSTEES AND SENIOR OFFICERS

     The following table gives background information about each member of the Fund's Board of Trustees and its senior officers. The table separately lists Trustees who are "interest persons" of the Fund and those who are "independent trustees," a majority of the Trustees, as of September 30, 2003. Trustees are "interested persons" of the Fund if they are officers of Retirement System Investors Inc. or its parent Retirement System Group Inc. ("RSGroup(R)") or by virtue of their executive positions with plan sponsors of plans of participation in the Fund that hold an interest in RSGroup(R) stock. The address of each Trustee and senior officer listed is RSI Retirement Trust, 317 Madison Avenue, New York, NY 10017. Each member of the Board of Trustees oversees all seven Investment Fund portfolios in RSI Retirement Trust and is elected for a three-year term.

INTERESTED TRUSTEES

       NAME, BIRTH DATE, POSITIONS                                  PRINCIPAL OCCUPATION(S) DURING PAST 5
    WITH FUND AND YEAR SERVICE BEGAN                                 YEARS AND OTHER DIRECTORSHIPS HELD
----------------------------------------      ----------------------------------------------------------------------------------
William Dannecker*                            President and Trustee of the Fund; Chairman of the Board of Directors of
Birth Date: December 5, 1939                  Retirement System Group Inc.; Director of Retirement System Investors Inc.;
President and Trustee                         Director of Retirement System Consultants Inc.; Director of Retirement System
Began Serving: 1986                           Distributors Inc.; Director of RSG Insurance Agency Inc.; and Chairman of the
                                              Board of Directors of RSGroup Trust Company.

Joseph R. Ficalora+                           Trustee of the Fund; President and Chief Executive Officer of New York Community
Birth Date: August 12, 1946 Trustee           Bancorp, Inc.; Chief Executive Officer of New York Community Bank; Chairman of the
Began Serving: 2002                           Executive Committee of Community Bankers Association of New York State and
                                              Chairman of Group VI; President and Director of AMF Fund, Inc.; Director of the
                                              Queens Chamber of Commerce; President and Trustee of the Queens Library Foundation
                                              Board; Trustee of the Queens Museum of Art; Queensborough Community College Fund;
                                              Forest Park Trust; Flushing Cemetery; and Queens Borough Public Library.

Joseph L. Mancino+                            Trustee of the Fund; Co-Chairman of New York Community Bancorp., Inc.; formerly
Birth Date: July 20, 1937                     Chairman and Chief Executive Officer of The Roslyn Savings Bank, Jericho, New York
Trustee                                       and Vice Chairman, President and Chief Executive Officer of Roslyn Bancorp, Inc.;
Began Serving: 2000                           Director of Helen Keller Services For The Blind; Theodore Roosevelt Council-Boy
                                              Scouts of America; Interfaith Nutrition Network; National Center for Disability
                                              Services; and Institutional Investors Capital Appreciation Fund, Inc.

William A. McKenna, Jr.++                     Trustee of the Fund; Trustee, Chairman and Chief Executive Officer, Ridgewood
Birth Date: December 26, 1936                 Savings Bank, Ridgewood, New York; Trustee of St. Joseph's College; Trustee of The
Trustee                                       Catholic University of America; Director of St. Vincent's Services; Director of
Began Serving: 1998                           Boys Hope Girls Hope; Director of AMF Large Cap Equity Institutional Fund Inc.;
                                              Director of Asset Management Fund; Director of Retirement System Group Inc.;
                                              Director of The Calvary Fund; Director of Irish Educational Development
                                              Foundation, Inc.; Member of the Cardinal's Committee of the Laity; and
                                              Executive-in-Residence, St. John's University.

* Mr. Dannecker is an "interested person" of the Fund because he is President of the Fund and a Director of RSGroup(R) and its subsidiary Retirement System Investors Inc., investment adviser to the Fund.
+ Messrs. Ficalora and Mancino are "interested persons" of the Fund because they are executive officers of plan sponsors of plans of participation in the Fund that hold an interest in RSGroup(R) stock.
++ Mr. McKenna is an "interested person" of the Fund because he is a Director of RSGroup(R) and is an executive officer of a plan sponsor of a plan of participation in the Fund that holds an interest in RSGroup(R) stock.

INDEPENDENT TRUSTEES

       NAME, BIRTH DATE, POSITIONS                                  PRINCIPAL OCCUPATION(S) DURING PAST 5
    WITH FUND AND YEAR SERVICE BEGAN                                 YEARS AND OTHER DIRECTORSHIPS HELD
----------------------------------------      ----------------------------------------------------------------------------------
Herbert G. Chorbajian                         Trustee of the Fund; Director of Charter One Financial, Inc. since December 1998
Birth Date: September 4, 1938                 and Vice Chairman from December 1998 to May 2003; Chairman and Chief Executive
Trustee                                       Officer from October 1990 and President and Director from June 1985 to November
Began Serving: 1994                           1998 of ALBANK, FSB, Albany, New York; Chairman, President and Chief Executive
                                              Officer of ALBANK Financial Corporation, Albany, New York from December 1991 to
                                              November 1998; Director of the New York Business Development Corporation; Director
                                              or Trustee of the Northeast Health Foundation, Inc.; and the Albany Cemetery
                                              Association.

Candace Cox                                   Trustee of the Fund; Managing Director, Emerald Capital Advisors, LLC; formerly
Birth Date: August 26, 1951                   Director of Institutional Investments with Lord Abbett & Co. from December 1999 to
Trustee                                       February 2000; President and Chief Investment Officer, Bell Atlantic (formerly
Began Serving: 1992                           NYNEX) Asset Management Company from November 1995 to May 1998; and Director of the Financial Women's Association.

James P. Cronin                               Trustee of the Fund; President, Treasurer and Chief Executive Officer of The Dime
Birth Date: June 10, 1945                     Savings Bank of Norwich, Norwich, Connecticut; Director or Trustee of Norwich Free
Trustee                                       Academy; St. Jude Common; John S. Blackmar Fund; W.W. Bockus Hospital; and RSGroup
Began Serving: 1997                           Trust Company.

Ralph L. Hodgkins, Jr.                        Trustee of the Fund; retired Vice President, Peoples Heritage Bank, Portland,
Birth Date: August 3, 1933                    Maine from September 1994 to March 1995; formerly President and Chief Executive
Trustee                                       Officer, Mid Maine Savings Bank, FSB, Auburn, Maine.
Began Serving: 1983

Maurice E. Kinkade                            Trustee of the Fund; Adjunct Professor of Finance, Marist College; formerly
Birth Date: January 10, 1942                  Director of Development, Maplebrook School, Amenia, New York, from September 1994
Trustee                                       to June 2001.
Began Serving: 1987

William L. Schrauth                           Trustee of the Fund; retired President and Chief Executive Officer, SBU Bank
Birth Date: April 25, 1935                    (formerly The Savings Bank of Utica), Utica, New York from August 1977 to December
Trustee                                       2000; Director of SBU Bank and Partners Trust Financial Group; and Director of
Began Serving: 1981                           RSGroup Trust Company.

Raymond L. Willis                             Trustee of the Fund; private investments; Chairman, U.T.C. Pension Trust, Ltd.;
Birth Date: January 12, 1936                  President, U.T. Insurance Ltd.; Director of Association of Private Pension and
Trustee                                       Welfare Plans; and Trustee of Employee Benefits Research Institute.
Began Serving: 1985

     SENIOR OFFICERS

       NAME, BIRTH DATE, POSITIONS                                  PRINCIPAL OCCUPATION(S) DURING PAST 5
    WITH FUND AND YEAR SERVICE BEGAN                                 YEARS AND OTHER DIRECTORSHIPS HELD
----------------------------------------      ----------------------------------------------------------------------------------
Stephen P. Pollak                             Executive Vice President, Counsel and Secretary of the Fund; Director, Executive
Birth Date: August 27, 1945                   Vice President, Counsel and Secretary of Retirement System Group Inc.; Director,
Executive Vice President,                     Vice President and Secretary of Retirement System Consultants Inc.; Director, Vice
Counsel and Secretary                         President, Secretary and Compliance Officer of Retirement System Distributors
Began Employment: 1986                        Inc.; Director, Vice President and Secretary of Retirement System Investors Inc.;
                                              Director and President of RSG Insurance Agency Inc.; Director, Executive Vice
                                              President, Counsel and Secretary of RSGroup Trust Company; and Secretary of The
                                              Multi-Bank Association of Delaware, Newark, Delaware.

C. Paul Tyborowski                            Executive Vice President of the Fund; Director, President and Chief Executive
Birth Date: September 4, 1953                 Officer of Retirement System Group Inc.; Director, President and Chief Executive
Executive Vice President                      Officer of RSGroup Trust Company; President of Retirement System Distributors
Began Employment: 1998                        Inc.; President of Retirement System Investors Inc.; President of The Multi-Bank
                                              Association of Delaware, Newark, Delaware; formerly Managing Director and Director of Marketing at Columbus Circle Investors, Stamford, Connecticut, and President
                                              and Chief Executive Officer of Columbus Circle Trust Co. from 1994 to 1998.

Scott Ridenour                                Second Vice President and Treasurer of the Fund; Anti-Money Laundering Compliance
Birth Date: October 31, 1969                  Officer for Fund and Retirement System Distributors Inc.; Second Vice President of
Second Vice President and Treasurer           Retirement System Group Inc.; Trust Officer of RSGroup Trust Company; Registered
Began Employment: 1997                        Representative of Retirement System Distributors Inc.; formerly Conversion
                                              Administrator at Federated Investors, Pittsburgh, Pennsylvania.


     RSI Retirement Trust's proxy voting guidelines, used to determined how to vote proxies relating to portfolio securities, are available upon request, free of charge, by calling RSI Retirement Trust at 800-772-3615 or by writing to RSI Retirement Trust, 317 Madison Avenue, New York, NY 10017-5201.

     The Statement of Additional Information (SAI) contains additional information about the Fund's Board of Trustees and its senior officers. The SAI is available to Unitholders without charge, by calling 800-772-3615.

                     [RETIREMENT SYSTEM GROUP INC.(R) LOGO]
                                 BROKER/DEALER:
                                RETIREMENT SYSTEM
                                DISTRIBUTORS INC.

                               317 MADISON AVENUE
                             NEW YORK, NY 10017-5201

                                  800-772-3615

                                 www.rsgroup.com

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 10 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a)(1) Disclose that the registrant's board of directors has determined that the registrant either:

          (i) Has at least one audit committee financial expert serving on its audit committee; or

          (ii) Does not have an audit committee financial expert serving on its audit committee.

     (2) If the registrant provides the disclosure required by paragraph
     (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

          (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

          (ii) Be an "interested person" of the investment company as defined in
               Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

     (3) If the registrant provides the disclosure required by paragraph
     (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

THE REGISTRANT'S BOARD OF TRUSTEES HAS DESIGNATED TRUSTEE JAMES P. CRONIN AS THE AUDIT COMMITTEE'S FINANCIAL EXPERT ("ACFE"). AFTER EVALUATING MR. CRONIN'S FINANCIAL EXPERTISE AS PRESIDENT, TREASURER, AND CHIEF EXECUTIVE OFFICER OF THE DIME SAVINGS BANK OF NORWICH, NORWICH, CONNECTICUT, THE BOARD CONCLUDED THAT MR. CRONIN BE ADDED TO THE AUDIT COMMITTEE AS AN ACFE. MR. CRONIN IS AN "INDEPENDENT" MEMBER OF THE BOARD OF TRUSTEES.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

NOT APPLICABLE.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

IN THE OPINION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, BASED ON THEIR EVALUATION, THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE (i) THAT MATERIAL INFORMATION RELATING TO THE REGISTRANT, INCLUDING ITS CONSOLIDATED SUBSIDIARIES, IS MADE KNOWN TO THEM BY OTHERS WITHIN THOSE ENTITIES, PARTICULARLY DURING THE PERIOD IN WHICH THIS REPORT IS BEING PREPARED; AND (ii) THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

     (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 10. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      RSI Retirement Trust
            ------------------------------------------------------------------

By (Signature and Title)*   /s/ William Dannecker
                         -----------------------------------------------------
                            William Dannecker, President & Trustee
                           ---------------------------------------------------

Date   November 28, 2003
    -------------------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ William Dannecker
                         -----------------------------------------------------
                           William Dannecker, President & Trustee
                         -----------------------------------------------------

Date      November 28, 2003
    ----------------------------------------------------------

By (Signature and Title)*  /s/ Scott Ridenour
                         -------------------------------------------------------
                           Scott Ridenour, Second Vice President & Treasurer
                         -------------------------------------------------------

Date      November 28, 2003
    ----------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.